Exhibit 10.2

EXECUTION VERSION

Certain information has been omitted from the exhibit because it is both (i) not material and (ii) of the type that the registrant customarily and actually treats as private or confidential. The omissions have been indicated by (“[***]”).

FACILITIES AGREEMENT

relating to EUR 1,500,000,000 Multi-Currency Revolving Credit and

Swingline Facilities

dated

3 March 2026

by

AKZO NOBEL N.V.

as Borrower

arranged by

CITIBANK, N.A., LONDON BRANCH

as Coordinator

CITIBANK, N.A., LONDON BRANCH

BANCO SANTANDER, S.A.

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

BNP PARIBAS

DEUTSCHE BANK LUXEMBOURG S.A.

HSBC CONTINENTAL EUROPE

ING BANK N.V.

MORGAN STANLEY BANK AG

as Bookrunners and Mandated Lead Arrangers

and

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH

BARCLAYS BANK PLC

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A., AMSTERDAM BRANCH

J.P. MORGAN SE

NATWEST MARKETS N.V.

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

SMBC BANK EU AG

SOCIÉTÉ GÉNÉRALE, AMSTERDAM BRANCH

STANDARD CHARTERED BANK AG

as Mandated Lead Arrangers

with

NATIONAL WESTMINSTER BANK PLC

acting as Facility Agent and Swingline Agent

1.	Definitions and Interpretation	3

2.	The Facilities	26

3.	Purpose	30

4.	Conditions of Utilisation	31

5.	Utilisation of the Revolving Credit Facility	33

6.	Optional Currencies	34

7.	Utilisation of the Swingline Facility	34

8.	Swingline Loans	37

9.	Repayment	40

10.	Prepayment and Cancellation	43

11.	Interest	47

12.	Interest Periods for Revolving Loans	48

13.	Changes to the Calculation of Interest	48

14.	Fees	51

15.	Tax Gross Up and Indemnities	53

16.	Increased Costs	58

17.	Other Indemnities	61

18.	Mitigation by the Lenders	62

19.	Costs and Expenses	62

20.	Representations	64

21.	Information Undertakings	67

22.	General Undertakings	70

23.	Events of Default	74

24.	Changes to the Lenders	77

25.	CRR IV and Dutch FMSA	81

26.	No Assignment or Transfer by Borrower	82

27.	Role of the Facility Agent, the Swingline Agent and the Arrangers	83

28.	Conduct of Business by the Finance Parties	92

29.	Sharing among the Finance Parties	92

30.	Payment Mechanics	95

31.	Set-Off	98

32.	Notices	98

33.	Calculations and Certificates	100

34.	Partial Invalidity	100

35.	Remedies and Waivers	101

36.	Amendments and Waivers	101

37.	Confidentiality	105

38.	Confidentiality of Funding Rates	107

39.	Lending Affiliates	109

40.	Recognition of the U.S. Special Resolution Regime	114

41.	Contractual recognition of bail-in	114

42.	Counterparts	115

43.	Governing Law	116

44.	Enforcement	116

Schedule 1 The Original Lenders		117

Schedule 2 Conditions Precedent		119

Schedule 3 Forms of Utilisation Request		121

Schedule 4 Form of Transfer Certificate		123

Schedule 5 Form of Assignment Agreement		126

Schedule 6 Form of Confidentiality Undertaking		129

Schedule 7 Timetables		134

Schedule 8 Form of Increase Confirmation		136

Schedule 9 Original Lending Affiliates		138

Schedule 10 Form of New Lending Affiliate Appointment Notice		139

Schedule 11 Form of Lending Affiliate Utilisation Notice		141

Schedule 12 Form of Lending Affiliate Resignation Notice		142

Schedule 13 Form of Accordion Option Request Notice		143

Schedule 14 Form of Accordion Requested Increase Confirmation		147

Schedule 15 Reference Rate Terms		149

Schedule 16 Daily Non-Cumulative Compounded RFR Rate		157

Schedule 17 Cumulative Compounded RFR Rate		159

FACILITIES AGREEMENT RELATING TO EUR 1,500,000,000 MULTI-CURRENCY REVOLVING CREDIT AND SWINGLINE FACILITIES

This Agreement is dated 3 March 2026 and made

Between

(1)	AKZO NOBEL N.V. as Borrower (the “Borrower”);

(2)	CITIBANK,N.A., LONDON BRANCH as coordinator (the “Coordinator”);

(3)

CITIBANK, N.A., LONDON BRANCH, BANCO SANTANDER, S.A., BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, BNP PARIBAS S.A., NETHERLANDS BRANCH, DEUTSCHE BANK LUXEMBOURG S.A., HSBC CONTINENTAL EUROPE, ING BANK N.V. and MORGAN STANLEY BANK AG as bookrunners and mandated lead arrangers (whether acting individually or together the “Bookrunners and Mandated Lead Arrangers”);

(4)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH, BARCLAYS BANK PLC, INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A., AMSTERDAM BRANCH, J.P. MORGAN SE, NATWEST MARKETS N.V., SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), SMBC BANK EU AG, SOCIÉTÉ GÉNÉRALE, AMSTERDAM BRANCH and STANDARD CHARTERED BANK AG as mandated lead arrangers (whether acting individually or together the “Mandated Lead Arrangers”) (the Bookrunners and Mandated Lead Managers and the Mandated Lead Arrangers together, the “Arrangers” and each, an “Arranger”);

(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (the “Original Lenders”);

(6)	THE FINANCIAL INSTITUTIONS listed in Schedule 9 (Original Lending Affiliates) as original lending affiliates (the “Original Lending Affiliates”);

(7)	NATIONAL WESTMINSTER BANK PLC as agent of the other Finance Parties (the “Facility Agent”); and

(8)	NATIONAL WESTMINSTER BANK PLC as swingline agent of the other Finance Parties (the “Swingline Agent”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	Definitions and Interpretation

1.1	Definitions

In this Agreement:

“Acceptable Bank” means a Lender or a bank or financial institution which has a rating for its long term unsecured and non credit enhanced debt obligations of A- or higher by Standard & Poor’s or Fitch Ratings Ltd or A3 or higher by Moody’s or a comparable rating from an internationally recognised credit rating agency.

“Accordion Increased Commitments” has the meaning given to such term in Clause 2.4 (Accordion Option).

“Accordion Increase Fee” has the meaning given to such term in Clause 2.4 (Accordion Option).

“Accordion Increase Lender” has the meaning given to such term in Clause 2.4 (Accordion Option).

“Accordion Option Effective Date” has the meaning given to such term in Clause 2.4 (Accordion Option).

“Accordion Option Request Notice” means a notice substantially in the form set out in Schedule 13 (Form of Accordion Option Request Notice).

“Accordion Requested Increase” has the meaning given to such term in Clause 2.4 (Accordion Option).

“Accordion Requested Increase Confirmation” means a notice substantially in the form set out in Schedule 14 (Form of Accordion Requested Increase Confirmation).

“Additional Business Day” means any day specified as such in the applicable Reference Rate Terms.

“Affiliate” means, in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Anti-Corruption Laws” means all laws, rules and regulations concerning or relating to bribery, corruption or money laundering.

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Availability Period” means the period from and including the date of this Agreement to and including the day falling one week prior to the Termination Date.

“Available Commitment” means a Lender’s Revolving Facility Commitment minus:

(a)	the Base Currency Amount of its participation in any outstanding Loans; and

(b)	in relation to any proposed Utilisation, the Base Currency Amount of its participation in any Loans that are due to be made on or before the proposed Utilisation Date,

other than that Lender’s participation in any Loans that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available Facility” means the aggregate for the time being of each Lender’s Available Commitment.

“Axalta Financial Indebtedness” means any Financial Indebtedness incurred by the Axalta Group that (i) is outstanding at the time the Axalta Group becomes part of the Group or (ii) incurred in connection with the Contemplated Transaction.

“Axalta Group” means Axalta Coating Systems Ltd. and any of its Subsidiaries.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means:

(a)

in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(b)

in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and

(c)	in relation to the United Kingdom, the UK Bail-In Legislation.

“Bank Levies” means:

(a)	the Dutch bankenbelasting as set out in the bank levy act (Wet bankenbelasting);

(b)	the bank levy imposed by the government of the United Kingdom under the Finance Act 2011;

(c)	the bank levies announced by the governments of France and Germany on 22 June 2010; or

(d)

any other Tax which is the same in all material respects, in effect at the date of this Agreement and imposed in any jurisdiction by reference to the assets or liabilities of a financial institution or other entity carrying out financial transactions in any jurisdiction, in each case, in the form existing and at the rate applicable at the date of this Agreement.

“Base Currency” means euro.

“Base Currency Amount” means, in relation to a Loan, the amount specified in the Utilisation Request delivered by the Borrower for that Loan (or, if the amount requested is not denominated in the Base Currency, that amount converted into the Base Currency at the Facility Agent’s Spot Rate of Exchange on the date which is, subject as otherwise provided in Schedule 7 (Timetables), three Business Days before the Utilisation Date or, if later, on the date the Facility Agent or, as the case may be, the Swingline Agent receives the Utilisation Request) adjusted to reflect any repayment or prepayment of the Loan.

“Beneficial Ownership Regulation”means 1 C.F.R. §1010.230.

“Borrower Rating” means the rating of the Borrower’s long term unsecured and non-credit enhanced debt obligations assigned to the Borrower by a Rating Agency.

“Break Costs” means any amount specified as such in the applicable Reference Rate Terms.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Amsterdam and New York City and:

(a)	(in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency;

(b)	(in relation to any date for payment or purchase of euro) which is a TARGET Day; and

(c)	(in relation to:

(i)	the fixing of an interest rate in relation to a Term Rate Loan;

(ii)	any date for payment or purchase of an amount relating to a Compounded Rate Loan; or

(iii)	the determination of the first day or the last day of an Interest Period for a Compounded Rate Loan, or otherwise in relation to the determination of the length of such an Interest Period),

which is an Additional Business Day relating to that Loan or Unpaid Sum.

“Central Bank Rate” has the meaning given to that term in the applicable Reference Rate Terms.

“Central Bank Rate Adjustment” has the meaning given to that term in the applicable Reference Rate Terms.

“Code” means the US Internal Revenue Code of 1986.

“Commitment” means a Revolving Facility Commitment or a Swingline Commitment.

“Compounded Rate Currency” means any currency which is not a Term Rate Currency.

“Compounded Rate Interest Payment” means the aggregate amount of interest that:

(a)	is, or is scheduled to become, payable under any Finance Document; and

(b)	relates to a Compounded Rate Loan.

“Compounded Rate Loan” means any Loan or, if applicable, Unpaid Sum which is not a Term Rate Loan.

“Compounded Reference Rate” means, in relation to any RFR Banking Day during the Interest Period of a Compounded Rate Loan, the percentage rate per annum which is the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day.

“Compounding Methodology Supplement” means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which:

(a)

is agreed in writing by the Borrower, the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of the Majority Lenders), save that in calculating the Majority Lenders for this purpose, if any Lender fails to respond to a request in relation to the of the terms of a Reference Rate Supplement within 15 Business Days (unless the Borrower and the Facility Agent agree to a longer time period in relation to any request) of that request being made, its Commitment and/or participation shall not be included for the purpose of calculating the Total Commitments or participations under the relevant Facility when ascertaining whether any relevant percentage of Total Commitments and/or participations has been obtained to approve that request;

(b)	specifies a calculation methodology for that rate; and

(c)	has been made available to the Borrower and each Finance Party.

“Confidential Information” means all information relating to the Borrower, the Group, the Finance Documents or the Facilities of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facilities from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 37 (Confidentiality); or

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(C)

is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate.

“Confidentiality Undertaking” means a confidentiality undertaking substantially in the form set out in Schedule 6 (Form of Confidentiality Undertaking) or in any other form agreed between the Borrower and the Facility Agent.

“Covered Affiliate” has the meaning assigned to the term affiliate in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(a)	a covered entity as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)	a covered bank as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)	a covered FSI as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Contemplated Transaction” means the contemplated merger between the Group and the Axalta Group as publicly announced by the Borrower on 18 November 2025, including any mergers or other corporate transaction steps required to implement such transaction.

“Cumulative Compounded RFR Rate” means, in relation to an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology set out in Schedule 17 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Non-Cumulative Compounded RFR Rate” means, in relation to any RFR Banking Day during an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology set out in Schedule 16 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Rate” means the rate specified as such in the applicable Reference Rate Terms.

“Deemed PMP” means any person who acquires or is to acquire any rights and/or obligations under this Agreement pursuant to any assignment or transfer which involves an amount of at least EUR 100,000 (or the equivalent in any other applicable currency) in Loans which have been made available to the Borrower.

“Default” means an Event of Default or any event or circumstance specified in Clause 23 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender:

(a)

which has failed to make its participation in a Loan available or has notified the Facility Agent or, as the case may be, the Swingline Agent or the Borrower that it will not make its participation in a Loan available by the Utilisation Date of that Loan in accordance with Clause 5.4 (Lenders’ participation);

(b)	which has otherwise rescinded or repudiated a Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and,

payment is made within five Business Days of its due date; or

(ii)	the Lender is disputing in good faith whether it is contractually obliged to make the payment in question.

“Designated Person” means a person listed on a Sanctions List.

“Disruption Event” means either or both of:

(a)

a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Dutch Civil Code” means the Burgerlijk Wetboek.

“Dutch FMSA” means the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht) of the Netherlands, including any and all subordinated decrees and regulations issued pursuant thereto, as amended from time to time.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“Erroneous Payment” means a payment of an amount by the Facility Agent or the Swingline Agent to another Party which the Faciltiy Agent or the Swingline Agent, as applicable, determines (in its sole discretion) was made in error.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Event of Default” means any event or circumstance specified as such in Clause 23 (Events of Default).

“Existing Facility” means the EUR 1,300,000,000 multicurrency revolving facilities agreement originally dated 29 September 2011 between, amongst others the Borrower and the Facility Agent as amended and restated from time to time and most recently on 16 December 2022.

“Fallback Interest Period” means in relation to a Term Rate Loan, the period specified as such in the applicable Reference Rate Terms.

“Facilities” means, the Revolving Credit Facility and the Swingline Facility (and “Facility” means any one of them).

“Facility Agent’s Spot Rate of Exchange” means the Facility Agent’s or, as the case may be, the Swingline Agent’s spot rate of exchange for the purchase of the relevant currency with the Base Currency in the London foreign exchange market at or about 11.00 a.m. on a particular day.

“Facility Office” means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)

in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Federal Reserve System” means the system established pursuant to the Federal Reserve Act of 1913 in the United States of America.

“Fee Letter” means:

(a)

any letter or letters dated on or about the date of this Agreement between the Original Lenders and the Borrower (or the Facility Agent and the Borrower) setting out any of the fees referred to in Clause 14 (Fees); and

(b)	any agreement setting out an Accordion Increase Fee referred to in Clause 2.4 (Accordion Option).

“Finance Document” means this Agreement, any Fee Letter, any Reference Rate Supplement, any Compounding Methodology Supplement, any Accordion Option Request Notice and any other document designated as such by the Facility Agent and the Borrower.

“Finance Party” means the Facility Agent, the Swingline Agent, an Arranger or a Lender.

“Financial Indebtedness” means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)

the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with IFRS as applicable to the Original Financial Statements, be treated as a finance or capital lease (other than any liability in respect of a lease or hire purchase contract which would, in accordance with IFRS in force prior to 1 January 2019, have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)

any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

“Funding Rate” means any individual rate notified by a Lender to the Facility Agent pursuant to paragraph 13.4(a)(ii) of Clause 13.4 (Cost of funds).

“GAAP” means United States Generally Accepted Accounting Principles as issued by the Financial Accounting Standards Board (including the Accounting Standards Codification) or any successor thereto, consistently applied, as in effect from time to time.

“Group” means the Borrower and its subsidiaries for the time being.

“Gross Assets” means the total gross assets of the Group as set out as “total assets” in the latest audited consolidated financial statements of the Borrower delivered to the Facility Agent pursuant to this Agreement.

“Historic RFR” means, in relation to a currency and an RFR Banking Day for that currency, the most recent RFR for a day which is no more than five RFR Banking Days before that RFR Banking Day.

“Historic Primary Term Rate” means, in relation to any Revolving Loan which is a Term Rate Loan, the most recent applicable Primary Term Rate for a period equal in length to the Interest Period of that Revolving Loan and which is as of a day which is no more than two Business Days before the Quotation Day.

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a subsidiary.

“IFRS” means International Accounting Standards, International Financial Reporting Standards and related Interpretations, together with any future standards and related interpretations issued or adopted by the International Accounting Standards Board, in each case as amended and to the extent applicable to the relevant financial statements.

“Impaired Agent” means the Facility Agent or, as the case may be, the Swingline Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Finance Documents by the due date for payment;

(b)	the Facility Agent or, as the case may be, the Swingline Agent otherwise rescinds or repudiates a Finance Document;

(c)	(if the Facility Agent or, as the case may be, the Swingline Agent is also a Lender) it is a Defaulting Lender under paragraph (a) or (b) of the definition of “Defaulting Lender”; or

(d)	an Insolvency Event has occurred and is continuing with respect to the Facility Agent or, as the case may be, the Swingline Agent;

unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by:

(A)	administrative or technical error; or

(B)	a Disruption Event; and

payment is made within five Business Days of its due date; or

(ii)	the Facility Agent or, as the case may be, the Swingline Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

“Increase Confirmation” means a confirmation substantially in the form set out in Schedule 8 (Form of Increase Confirmation).

“Increase Lender” has the meaning given to that term in Clause 2.5 (Increase).

“Indebtedness for Borrowed Money” means Financial Indebtedness save for any indebtedness for or in respect of paragraphs (g) and (h) of the definition of “Financial Indebtedness”.

“Information Package” means the package of documents approved by the Borrower concerning the Group which was prepared in relation to this transaction and distributed by or on behalf of the Borrower to selected financial institutions before the date of this Agreement.

“Insolvency Event” in relation to a Finance Party or an Acceptable Bank means that the Finance Party or the Acceptable Bank:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)

institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding up or liquidation by it or such regulator, supervisor or similar official, in each case, other than by way of an Undisclosed Administration;

(e)

has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 45 days of the institution or presentation thereof;

(f)	has a resolution passed for its winding up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(g)

seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets, in each case, other than by way of an Undisclosed Administration;

(h)

has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 45 days thereafter;

(i)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or

(j)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Interpolated Historic Primary Term Rate” means, in relation to any Revolving Loan which is a Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between:

(a)	the most recent applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Revolving Loan; and

(b)	the most recent applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Revolving Loan,

each of which is as of a day which is no more than two Business Days before the Quotation Day.

“Interpolated Primary Term Rate” means, in relation to any Revolving Loan which is a Term Rate Loan, the rate (rounded to the same number of decimal places as the two relevant Primary Term Rates) which results from interpolating on a linear basis between:

(a)	the applicable Primary Term Rate for the longest period (for which that Primary Term Rate is available) which is less than the Interest Period of that Revolving Loan; and

(b)	the applicable Primary Term Rate for the shortest period (for which that Primary Term Rate is available) which exceeds the Interest Period of that Revolving Loan,

each as of the Quotation Time for the currency of that Revolving Loan.

“Interest Period” means, in relation to a Loan, each period determined in accordance with Clause 12 (Interest Periods for Revolving Loans) and Clause 8.4 (Interest Periods for Swingline Loans) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 11.4 (Default interest).

“Legal Reservations” means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)

the time barring of claims under applicable limitation laws, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of stamp duty may be void and defences of set-off or counterclaim;

(c)	similar principles, rights and defences under the laws of any relevant jurisdiction; and

(d)

any other general principles that are set out as qualifications or reservations as to matters of law in any legal opinion delivered to the Facility Agent pursuant to Clause 4 (Conditions of Utilisation).

“Lender” means:

(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 2.4 (Accordion Option), Clause 2.5 (Increase) or Clause 24 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of the Finance Documents.

“LMA” means the Loan Market Association.

“Loan” means a Revolving Loan or a Swingline Loan.

“Lookback Period” means the number of days specified as such in the applicable Reference Rate Terms.

“Majority Lenders” means, subject to Clause 36.4 (Disenfranchisement of Defaulting Lenders), a Lender or Lenders whose Commitments aggregate more than 66 2⁄3% of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 66 2⁄3% of the Total Commitments immediately prior to the reduction).

“Margin” means, in relation to the Revolving Credit Facility and on each day, the rate per annum set out in the table below opposite the most recently published Borrower Ratings in effect at that time:

Borrower Ratings (S&P/Moody’s)	Margin (per cent. per annum)
A/A2 or better	[***]
A-/A3	[***]
BBB+/Baa1	[***]
BBB/Baa2	[***]
BBB-/Baa3 or lower	[***]

provided that:

(i)	if the Borrower Ratings provided by S&P and Moody’s are different, the Margin will be determined based on the average of the Margins for the two Borrower Ratings;

(ii)	if only one of S&P and Moody’s provides a Borrower Rating, the Borrower Rating that is provided will determine the Margin;

(iii)	if neither S&P nor Moody’s provides a Borrower Rating, the Margin will be the highest rate per annum set out in the table above;

(iv)	if an Event of Default is continuing, the Margin will be the highest rate per annum set out in the table above; and

(v)

subject to paragraphs (ii), (iii) and (iv) above, any change of the Margin as a result of a change of a Borrower Rating will take effect for all Revolving Loans on (and including) the date that is five Business Days after the date on which such change of Borrower Rating is published.

“Margin Stock” means margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

“Market Disruption Rate” means the rate (if any) specified as such in the applicable Reference Rate Terms.

“Material Adverse Effect” means a material adverse effect on:

(a)	the ability of the Borrower to perform its payment obligations under the Finance Documents; or

(b)	the legality, validity or enforceability of the Finance Documents.

“Month” means, in relation to an Interest Period (or any other period for the accrual of commission or fees in a currency), a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, subject to adjustment in accordance with the rules specified as Business Day Conventions in the applicable Reference Rate Terms .

“Moody’s” means Moody’s Investor Services, Inc. and shall be construed so as to include any successor to its ratings business.

“New Lender” has the meaning given to that term in Clause 24.1 (Assignments and transfers by the Lenders).

“Optional Currency” means a currency (other than the Base Currency) which complies with the conditions set out in Clause 4.3 (Conditions relating to Optional Currencies).

“Original Financial Statements” means the audited consolidated financial statements of the Borrower for the financial year ended 31 December 2025.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with the legislation of the European Union relating to the Economic and Monetary Union.

“Party” means a party to this Agreement.

“Permitted Business” means the production, processing, distribution, marketing or sale of chemicals, paints or coatings and any related, complementary or ancillary business, including, upon the completion of the Contemplated Transaction, the business of the Axalta Group as at the date of completion of the Contemplated Transaction.

“Primary Term Rate” means the rate specified as such in the applicable Reference Rate Terms.

“Principal Subsidiary” means any subsidiary of the Borrower whose net sales as shown by the latest financial statements of such subsidiary are 10 per cent. or more of the consolidated net sales of the Borrower as shown by the then latest consolidated financial statements delivered pursuant to Clause 21.1 (Financial Statements) provided that if a subsidiary has been acquired since the date as at which the then latest financial statements were prepared, the financial statements shall be adjusted in order to take into account the acquisition of that subsidiary. Notwithstanding the foregoing any member of the Group to which the Borrower or a Principal Subsidiary transfers all or any substantial part of its assets shall be deemed to be a Principal Subsidiary but only until it is shown (by reference to the financial statements of that subsidiary for a period ended after that transfer) not to be a Principal Subsidiary according to the test set out above.

“Professional Market Party” means a professional market party (professionele marktpartij) under the Dutch FMSA.

“Project Debt” means any Financial Indebtedness incurred by a member of the Group (other than the Borrower) in connection with a project of one or more members of the Group (other than the Borrower) for the ownership, creation, development or exploitation of any asset(s) where the recourse of the provider of that Financial Indebtedness is limited to:

(a)	the asset(s) comprised in the project; and

(b)

if some or all of the asset(s) of that project comprise all or substantially all of the business of one or more members of the Group, those members of the Group and the shareholding or other interest of any other member(s) of the Group in those members of the Group.

“Project Ichthys Event” means any litigation, arbitration investigative or administrative proceedings of or before any court, arbitral body or agency against any member of the Group in relation to the claims brought by INPEX Operations Australia and JKC Australia LNG (or any transferee or other successor in title) in relation to the specification and use of one of the Group’s products which was applied to part of the pipework for the Ichthys Onshore Project in Darwin, Australia.

“Published Rate” means:

(a)	an RFR;

(b)	the Primary Term Rate for any Quoted Tenor; or

(c)	an interest rate which is a constituent element of the rates described in paragraphs (a) or (b) above.

“Published Rate Replacement Event” means, in relation to a Published Rate:

(a)	the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Borrower, materially changed;

(b)

(i)

(A)	the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)

information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(ii)

the administrator of that Published Rate publicly announces that it has ceased or will cease, to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;

(iii)	the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;

(iv)	the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;

(v)

in the case of the Primary Term Rate for any Quoted Tenor for euro, the supervisor of the administrator of that Primary Term Rate makes a public announcement or publishes information stating that that Primary Term Rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor); or

(c)

the administrator of that Published Rate determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:

(i)	the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Borrower) temporary; or

(ii)

that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the period specified as the “Published Rate Contingency Period” in the Reference Rate Terms relating to that Published Rate; or

(d)	in the opinion of the Majority Lenders and the Borrower, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

“Quotation Day” means the day specified as such in the applicable Reference Rate Terms.

“Quotation Time” means the relevant time (if any) specified as such in the applicable Reference Rate Terms.

“Quoted Tenor” means, in relation to the Primary Term Rate, any period for which that rate is customarily published.

“Rating Agencies” means Standard & Poor’s and Moody’s and “Rating Agency” means either one of them.

“Reference Rate Supplement” means, in relation to any currency, a document which:

(a)

is agreed in writing by the Borrower, the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of the Majority Lenders or, in the case of any Reference Rate Supplement which has the effect of a reduction in the Margin, all the Lenders), save that in calculating the Majority Lenders for this purpose, if any Lender fails to respond to a request in relation to the of the terms of a Reference Rate Supplement within 15 Business Days (unless the Borrower and the Facility Agent agree to a longer time period in relation to any request) of that request being made, its Commitment and/or participation shall not be included for the purpose of calculating the Total Commitments or participations under the relevant Facility when ascertaining whether any relevant percentage of Total Commitments and/or participations has been obtained to approve that request;

(b)	specifies for that currency the relevant terms which are expressed in this Agreement to be determined by reference to Reference Rate Terms;

(c)	specifies whether the currency is a Compounded Rate Currency or a Term Rate Currency; and

(d)	has been made available to the Borrower and each Finance Party.

“Reference Rate Terms” means in relation to:

(a)	a currency;

(b)	a Loan or an Unpaid Sum in that currency;

(c)	an Interest Period for such a Loan or Unpaid Sum (or other period for the accrual of commission or fees in a currency); or

(d)	any term of this Agreement relating to the determination of a rate of interest in relation to such a Loan or Unpaid Sum,

the terms set out for that currency, (where such terms are set out for different categories of Revolving Loan, Unpaid Sum or accrual of commission or fees in that currency) for the applicable category of that Revolving Loan, Unpaid Sum or accrual, in Schedule 15 (Reference Rate Terms) or in any Reference Rate Supplement.

“Related Fund” means, in relation to a fund (the “first fund”), a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Market” means the market specified as such in the applicable Reference Rate Terms.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Repeating Representations” means each of the representations set out in Clauses 20.1 (Status) to 20.6 (Governing law and enforcement), 20.9 (No default), 20.11 (Financial Statements) (other than the representation in paragraph (c)), 20.12 (Pari passu ranking) to 20.14 (Margin Stock), 20.16(a) to 20.16(d) (Sanctions) and 20.17 (Anti-corruption).

“Replacement Reference Rate” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Published Rate by:

(i)	the administrator of that Published Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by that Published Rate); or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Reference Rate” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Majority Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or

(c)	in the opinion of the Majority Lenders and the Borrower, an appropriate successor to a Published Rate.

“Reporting Day” means the day (if any) specified as such in the applicable Reference Rate Terms.

“Reporting Time” means the relevant time (if any) specified as such in the applicable Reference Rate Terms.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“Revolving Credit Facility” means the multicurrency revolving loan facility made available under this Agreement as described in Clause 2.1 (The Revolving Credit Facility).

“Revolving Facility Commitment” means:

(a)

in relation to an Original Lender, the amount in the Base Currency set opposite its name under the heading “Revolving Facility Commitment” in Part I of Schedule 1 (The Original Lenders) and the amount of any other Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.4 (Accordion Option) or Clause 2.5 (Increase); and

(b)

in relation to any other Lender, the amount in the Base Currency of any Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.4 (Accordion Option) or Clause 2.5 (Increase), to the extent not cancelled, reduced or transferred by it under this Agreement.

“Revolving Loan” means a loan made or to be made under the Revolving Credit Facility or the principal amount outstanding for the time being of that loan.

“RFR” means the rate specified as such in the applicable Reference Rate Terms.

“RFR Banking Day” means any day specified as such in the applicable Reference Rate Terms.

“Rollover Loan” means one or more Revolving Loans:

(a)	made or to be made on the same day that a maturing Revolving Loan is due to be repaid;

(b)	the aggregate amount of which is equal to or less than the maturing Revolving Loan;

(c)	in the same currency as the maturing Revolving Loan (unless arising as a result of the operation of Clause 6.2 (Unavailability of a currency)); and

(d)	made or to be made to the Borrower for the purpose of refinancing a maturing Revolving Loan.

“Sanctions” means:

(a)	United Nations sanctions imposed pursuant to any United Nations Security Council Resolution;

(b)	United States sanctions administered or enforced by the Office of Foreign Assets Control of the United States Department of the Treasury or the United States Department of State;

(c)

EU restrictive measures implemented pursuant to any EU Council or Commission Regulation or Decision adopted pursuant to a Common Position in furtherance of the EU’s Common Foreign and Security Policy; and

(d)	UK sanctions administered or enforced by the United Kingdom (including, without limitation, the Foreign, Commonwealth and Development Office and HM Treasury).

“Sanctioned Country” means a country or territory that is the target of country-wide or territory-wide Sanctions, such countries and territories being, as at the date of this Agreement, the Crimea, Donetsk, Luhansk, Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran or North Korea.

“Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities maintained and made public by:

(a)	the United Nations Security Council;

(b)

the United States government and administered by OFAC or the United States Department of State including the “Specially Designated National and Blocked Persons” list and the list of “Foreign Sanctions Evaders” in each case maintained by the Office of Foreign Assets Control of the United States Department of the Treasury;

(c)	the European Union; or

(d)	the United Kingdom (including, without limitation, the Foreign, Commonwealth and Development Office) including the UK Sanctions List.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Separate Loan” has the meaning given to that term in Clause 9.1 (Repayment of Loans).

“Specified Time” means a time determined in accordance with Schedule 7 (Timetables).

“Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of S&P Global Inc., and shall be construed so as to include any successor to its ratings business.

“Swingline Commitment” means:

(a)

in relation to a Swingline Lender on the date of this Agreement, the amount in US Dollars set opposite its name under the heading “Swingline Commitment” in Part II of Schedule 1 (The Original Lenders) and the amount of any other Swingline Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.5 (Increase); and

(b)	in relation to any other Swingline Lender, the amount of any Swingline Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.5 (Increase),

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Swingline Facility” means the US Dollar swingline loan facility made available under this Agreement as described in Clause 2.2 (The Swingline Facility).

“Swingline Lender” means:

(a)	an Original Lender or an Affiliate of an Original Lender listed in Part II of Schedule 1 (The Original Lenders) as a swingline lender; or

(b)	any other person that becomes a Swingline Lender in accordance with Clause 2.5 (Increase) or Clause 24 (Changes to the Lenders),

which in each case has not ceased to be a Party in accordance with the terms of the Finance Documents.

“Swingline Loan” means a loan made or to be made under the Swingline Facility or the principal amount outstanding for the time being of that loan.

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

“TARGET Day” means any day on which T2 is open for the settlement of payments in euro.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Term Rate Currency” means:

(a)	euro; and

(b)	any currency specified as such in a Reference Rate Supplement relating to that currency,

to the extent, in any case, not specified otherwise in a subsequent Reference Rate Supplement.

“Term Rate Loan” means any Loan or, if applicable, Unpaid Sum in Term Rate Currency to the extent that is not, or has not become a Compounded Rate Loan.

“Term Reference Rate” means, in relation to a Term Rate Loan:

(a)	the applicable Primary Term Rate as of the Quotation Time for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to Clause 13.1 (Interest calculation if no Primary Term Rate),

and if, in either case, that rate is less than zero, the Term Reference Rate shall be deemed to be zero.

“Termination Date” means, subject to Clause 9.2 (Extension option), the date falling on the fifth anniversary of this Agreement.

“Total Commitments” means, subject to any increase pursuant to Clause 2.4 (Accordion Option), the aggregate of the Revolving Facility Commitments, being EUR 1,500,000,000 at the date of this Agreement.

“Total Swingline Commitments” means the aggregate of the Swingline Commitments, being USD 750,000,000 at the date of this Agreement.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrower.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Undisclosed Administration” means, in relation to a Finance Party, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law of the Netherlands if such law requires that the appointment is not to be publicly disclosed.

“Unpaid Sum” means any sum due and payable but unpaid by the Borrower under the Finance Documents.

“U.S. Special Resolution Regime” means each of:

(a)	the U.S. Federal Deposit Insurance Act and the regulations promulgated thereunder; and

(b)	Title II of the U.S. Dodd Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

“Utilisation” means a utilisation of a Facility.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Loan is to be made.

“Utilisation Request” means a notice substantially in the form set out in:

(a)	Part I of Schedule 3 (Forms of Utilisation Request) in respect of a utilisation of the Revolving Credit Facility; and

(b)	Part II of Schedule 3 (Forms of Utilisation Request) in respect of a utilisation of the Swingline Facility.

“VAT” means:

(a)	any value added tax imposed by the Value Added Tax Act 1994;

(b)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(c)

any other consumption tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraphs (a) or (b) above, or imposed elsewhere.

“Write-down and Conversion Powers” means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)	in relation to any other applicable Bail-In Legislation (other than the UK Bail-In Legislation):

(i)

any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation; and

(c)

in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)

the “Facility Agent”, the “Swingline Agent”, any “ Arranger”, any “Finance Party”, any “Lender”, the “Borrower” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)

any “applicable law” or any “law” shall be construed so as to include all present and future applicable laws, statutes, regulations, codes, treaties, conventions, judgments, awards, determinations or decrees;

(iii)	“assets” includes present and future properties, revenues and rights of every description;

(iv)

a Lender’s “cost of funds” in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan;

(v)

the Facility Agent’s “cost of funds” is a reference to the average cost (determined either on an actual or a notional basis) which the Facility Agent would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount referred to in paragraph (b) of Clause 30.4 (Clawback);

(vi)	a “Clause” or a “Schedule” shall, subject to any contrary indication, be construed as a reference to a clause hereof or a Schedule hereto;

(vii)

the “equivalent” on any given date in one currency (the “first currency”) of an amount denominated in another currency (the “second currency”) is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Facility Agent at or about 11.00 a.m. on such date for the purchase of the first currency with the second currency;

(viii)	a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(ix)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(x)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality) or two or more of the foregoing;

(xi)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xii)	a “subsidiary”:

(A)

of the Borrower means every person (other than the Borrower) whose financial information must, pursuant to article 2:406 of the Dutch Civil Code, be consolidated within the Borrower’s consolidated financial statements; and

(B)	of any other company or corporation means a company or corporation:

(1)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(2)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation; or

(3)	which is a subsidiary of another subsidiary of the first mentioned company or corporation,

and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body;

(xiii)	a provision of law is a reference to that provision as amended or re-enacted; and

(xiv)	a time of day is a reference to London time.

(b)

The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, Clause and Schedule headings are for ease of reference only.

(d)

Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)	A Default (other than an Event of Default) is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been remedied or waived.

(f)	A reference in this Agreement to a page or screen of an information service displaying a rate shall include:

(i)	any replacement page of that information service which displays that rate; and

(ii)	the appropriate page of such other information service which displays that rate from time to time in place of that information service,

and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Facility Agent after consultation with the Borrower.

(g)	A reference in this Agreement to a Central Bank Rate or in any Reference Rate Supplement shall include any successor rate to, or replacement rate for, that rate.

(h)	Any Reference Rate Supplement relating to a currency overrides anything relating to that currency in:

(i)	Schedule 15 (Reference Rate Terms); or

(ii)	any earlier Reference Rate Supplement.

(i)	A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in:

(i)	Schedule 16 (Daily Non-Cumulative Compounded RFR Rate) or Schedule 17 (Cumulative Compounded RFR Rate) as the case may be; or

(ii)	any earlier Compounding Methodology Supplement

1.3	Dutch terms

In this Agreement, where it relates to the Borrower or any other Dutch entity, any reference to:

(a)	taking “necessary action to authorise” includes any action required to comply with applicable requirements of the Works Councils Act of the Netherlands (Wet op de ondernemingsraden);

(b)	“winding up”, “administration” or “dissolution” includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden);

(c)	a “moratorium” includes surseance van betaling and a “moratorium” being declared or incurred includes surseance verleend;

(d)

any “procedure” or “step” taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);

(e)	a “bankruptcy trustee” includes a curator;

(f)	an “administrator” includes a bewindvoerder; and

(g)	an “attachment” includes an executorial beslag and a conservatoir beslag.

1.4	Currencies

“USD” and “US Dollars” denote the lawful currency of the United States of America, “sterling” or “GBP” denote the lawful currency of the United Kingdom and “euro” or “EUR” denote the single currency unit of the Participating Member States.

1.5	Third Party Rights

Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement and notwithstanding any term of a Finance Document, no consent of any third party is required for any amendment (including any release or compromise of any liability) or termination of any Finance Document.

SECTION 2

THE FACILITIES

2.	The Facilities

2.1	The Revolving Credit Facility

Subject to the terms of this Agreement, the Lenders make available to the Borrower a multicurrency revolving loan facility in an aggregate amount equal to the Total Commitments.

2.2	The Swingline Facility

Subject to the terms of this Agreement, the Swingline Lenders make available to the Borrower a US Dollar swingline loan facility in an aggregate amount equal to the Total Swingline Commitments.

2.3	Aggregate restriction

Clauses 2.1 (The Revolving Credit Facility) and 2.2 (The Swingline Facility) are subject to the restriction that at no time may the aggregate of the Base Currency Amounts of all outstanding Loans under both of the Facilities exceed the Total Commitments.

2.4	Accordion Option

(a)

Subject to paragraph (b) below, the Borrower may at any time, by delivery to the Facility Agent of duly completed Accordion Option Request Notices (at the same time such Accordion Option Request Notices are delivered to the Lenders pursuant to paragraph (a)(ii) below), request that the Total Commitments be increased (the “Accordion Requested Increase”) (and the Total Commitments may be so increased) by an aggregate amount not exceeding EUR [***] (the “Accordion Increased Commitments”) as follows:

(i)

the Accordion Increased Commitments may be assumed by one or more lenders chosen by the Borrower, each of which confirms its willingness (acting in its sole and absolute discretion) to assume (by way of executing an acknowledgement to the Accordion Option Request Notice it receives), and does assume, all the obligations of a Lender corresponding to that part of the Accordion Increased Commitments that it agrees to assume, as if it had been a Lender in respect of such Accordion Increased Commitments (each an “Accordion Increase Lender”);

(ii)

any Accordion Requested Increase may be offered to the existing Lenders and/or any lender chosen by the Borrower, and each such lender (including an Existing Lender) shall have 15 Business Days from receipt of the Accordion Option Request Notice (or as otherwise agreed between any lender and the Borrower in respect of that related Accordion Option Request Notice) to confirm to the Borrower whether it wishes to provide such all or any part of the Accordion Requested Increase offered to it by way of executing the acknowledgement to the Accordion Option Request Notice, except that no lender shall be under any obligation to execute any acknowledgement to an Accordion Option Request Notice;

(iii)

the Borrower and any Accordion Increase Lender which is not a Lender immediately before the Accordion Option Effective Date shall assume obligations towards one another and/or acquire rights against one another as the Borrower and the Accordion Increase Lender would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender; and

(iv)

each Accordion Increase Lender which is not a Lender immediately before the Accordion Option Effective Date shall become a Party as a “Lender” and any Accordion Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Accordion Increase Lender and those Finance Parties would have assumed and/or acquired had the Accordion Increase Lender been an Original Lender; and

(v)	the Commitments of the other Lenders shall continue in full force and effect.

(b)

The Borrower shall deliver duly completed Accordion Option Request Notices to the Facility Agent not later than 25 Business Days prior to the proposed Accordion Option Effective Date (as defined below).

(c)	The increase in the Total Commitments will only be effective provided that:

(i)	in respect of each Accordion Increase Lender:

(A)	the Facility Agent having received an executed and duly completed acknowledgement of the Accordion Option Request Notice from that Accordion Increase Lender; and

(B)

in relation to an Accordion Increase Lender which is not a Lender immediately prior to the relevant increase, the performance by the Facility Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of that Lender’s Accordion Increased Commitment. The Facility Agent shall promptly inform the relevant Accordion Increase Lender upon completion of such checks,

(ii)	the aggregate total Accordion Increased Commitments, after taking into account such Accordion Requested Increase, will not exceed EUR [***];

(iii)	no Event of Default is continuing or would result from the establishment of the proposed Accordion Requested Increase; and

(iv)

the Facility Agent delivers a completed Accordion Requested Increase Confirmation to the Borrower and Lenders (the date specified in such notice as the Proposed Accordion Option Effective Date being, the “Accordion Option Effective Date”).

(d)

The Total Commitments shall only be increased in respect of an Accordion Increase Lender on the Accordion Option Effective Date provided that the conditions set out in paragraph (c) above have been satisfied in relation to that Accordion Increase Lender.

(e)

Each Accordion Increase Lender, by executing an Accordion Option Request Notice, confirms (for the avoidance of doubt) that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which its Accordion Requested Increase becomes effective.

(f)

If the Termination Date has been extended pursuant to Clause 9.2 (Extension option) prior to the Accordion Option Effective Date, an Accordion Increase Lender will confirm in its Accordion Option Request Notice the Termination Date which is applicable to the Total Commitment which it is to assume, such that:

(i)

in relation to an Accordion Increase Lender which is a Lender immediately prior to the Accordion Option Effective Date, the Termination Date applicable to the Total Commitment to be assumed by it shall be the same as the latest Termination Date applicable to the Total Commitment(s) made available by that Lender immediately prior to the Accordion Option Effective Date; or

(ii)

in relation to an Accordion Increase Lender which is not a Lender immediately prior to the Accordion Option Effective Date, that Accordion Increase Lender shall specify in its agreement and acknowledgement to the Accordion Option Request Notice either:

(A)

that it is to be treated as a Non-Extending Lender for the purposes of paragraph (a)(ii) of Clause 9.2 (Extension option) such that the Termination Date applicable to the Accordion Increased Commitment to be assumed by it shall be the original Termination Date and its participation in any outstanding Loan(s) shall therefore be repaid in accordance with Clause 9.1 (Repayment of Loans); or

(B)

that it is to be treated as an Extending Lender for the purposes of paragraph (a)(ii) of Clause 9.2 (Extension option) such that the Termination Date applicable to the Commitment to be assumed by it shall be either the Sixth Anniversary or the Seventh Anniversary, as selected by the Accordion Increase Lender in its agreement and acknowledgement to the Accordion Option Request Notice, provided that such Accordion Increase Lender may not select a Termination Date which extends beyond the latest Termination Date then applicable.

(g)

If a fee shall be payable by the Borrower to the Accordion Increase Lenders in consideration for them agreeing to assume the Accordion Increased Commitments, the Borrower shall pay such fee to the Facility Agent (for the account of each Accordion Increase Lender) in the amount and at the times agreed in a Fee Letter (the “Accordion Increase Fee”) for the account of such Accordion Increase Lenders.

(h)	Clause 24.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis to this Clause 2.4 in relation to an Accordion Increase Lender as if references in that Clause to:

(i)	an “Existing Lender” were references to all the Lenders immediately prior to the increase;

(ii)	the “New Lender” were references to that “Accordion Increase Lender”; and

(iii)	a “re-transfer” and “re-assignment” were references to respectively a “transfer” and “assignment”.

(i)

The Facility Agent shall notify each Lender and the Borrower of the Accordion Increased Commitments and the new Total Commitments on the date such Commitments become effective in accordance with Clause 2.4(c) above.

(j)	The Borrower may deliver no more than three Accordion Option Request Notices in total during the term of this Agreement and each such notice shall be for a minimum amount of EUR 50,000,000.

2.5	Increase

(a)	The Borrower may by giving prior notice to the Facility Agent by no later than the date falling six Months after the effective date of a cancellation of:

(i)	the Available Commitment of a Defaulting Lender in accordance with Clause 10.7 (Right of repayment and cancellation in relation to a Defaulting Lender); or

(ii)

the Commitment of a Lender in accordance with paragraph (h) of Clause 9.2 (Extension option), Clause 10.1 (Illegality), Clause 10.2 (Change of Control) or paragraph (a) of Clause 10.5 (Right of repayment and cancellation in relation to a single Lender), request that the Total Commitments be increased (and the Total Commitments shall be so increased) in an aggregate amount in the Base Currency of up to the amount of the Available Commitment or Commitment so cancelled as follows:

(A)

the increased Commitment(s) will be assumed by one or more Lenders or other banks, financial institutions, trusts, funds or other entities (each an “Increase Lender”) selected by the Borrower and each of which confirms in writing its willingness to assume (whether in the Increase Confirmation or otherwise) and does assume all the obligations of a Lender corresponding to that part of the increased Commitment(s) which it is to assume, as if it had been an Original Lender;

(B)

the Borrower and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the rights and obligations owed by the Borrower and the Lender whose Available Commitment or Commitment has been cancelled (the “Cancelled Lender”) to each other only insofar as the Borrower and the Increase Lender have assumed and/or acquired the same in place of the Borrower and the Cancelled Lender;

(C)

each Increase Lender shall become a Party as a “Lender” and any Increase Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another which differ from the rights and obligations owed by the Cancelled Lender and each of the other Finance Parties to each other only insofar as the Increase Lender and those Finance Parties have assumed and/or acquired the same in place of the Cancelled Lender and those Finance Parties;

(D)	the Commitments of the other Lenders shall continue in full force and effect; and

(E)

any increase in the Total Commitments shall take effect on the date specified by the Borrower in the notice referred to above or any later date on which the conditions set out in paragraph (b) below are satisfied.

(b)	An increase in the Total Commitments will only be effective on:

(i)	the execution by the Facility Agent of an Increase Confirmation from the relevant Increase Lender;

(ii)

in relation to an Increase Lender which is not a Lender immediately prior to the relevant increase, the completion by the Facility Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Commitment by that Increase Lender, the completion of which the Facility Agent shall promptly notify to the Borrower and the Increase Lender.

(c)

Each Increase Lender, by executing the Increase Confirmation, confirms (for the avoidance of doubt) that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.

(d)

If, on the date of an Increase Confirmation, it is a requirement of Dutch law that each Lender must be a Professional Market Party on the date the increase becomes effective, the Increase Lender must make the relevant declarations and representations set out in paragraph 7 of the form of Increase Confirmation set out in Schedule 8 (Form of Increase Confirmation), unless it is a Deemed PMP.

(e)

The Increase Lender (or the Borrower, if it so agrees) shall, on the date upon which the Increase Lender assumes the increased Commitment(s), pay to the Facility Agent (for its own account) the same fee of EUR [***] as would be payable if it were a New Lender under Clause 24.3 (Assignment or transfer fee).

(f)

The Borrower may pay to the Increase Lender a fee in the amount and at the times agreed between the Borrower and the Increase Lender in a letter between the Borrower and the Increase Lender setting out that fee. A reference in this Agreement to a Fee Letter shall include any letter referred to in this paragraph.

(g)	Clause 24.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 2.5 (Increase) in relation to an Increase Lender as if reference(s) in that Clause to:

(i)	an “Existing Lender” were references to all the Lenders immediately prior to the relevant increase;

(ii)	the “New Lender” were references to that “Increase Lender”; and

(iii)	a “re-transfer” and “re-assignment” were references to respectively a “transfer” and “assignment”.

2.6	Finance Parties’ rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from the Borrower is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by the Borrower which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Facility Agent on its behalf) is a debt owing to that Finance Party by the Borrower.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

(d)	Each Lender undertakes to notify the Facility Agent and the Borrower that it has become a Defaulting Lender as soon as practicable upon becoming aware of the same.

3.	Purpose

3.1	Purpose of Revolving Credit Facility

The	Borrower shall apply all amounts borrowed by it under the Revolving Credit Facility for the general corporate purposes and working capital purposes of members of the Group.

3.2	Purpose of Swingline Facility

The Borrower shall only apply all amounts borrowed by it under the Swingline Facility towards general corporate purposes (including, for the avoidance of doubt, where a member of the Group finds that it is unable to issue commercial paper on terms acceptable to it) for and/or refinancing any note or other instrument maturing under a US Dollar commercial paper programme of a member of the Group. A Swingline Loan may not be applied in repayment or prepayment of another Swingline Loan.

3.3	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4.	Conditions of Utilisation

4.1	Initial conditions precedent

The Borrower may not deliver a Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

4.2	Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)

in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and

(b)	the Repeating Representations to be made by the Borrower are true in all material respects.

4.3	Conditions relating to Optional Currencies

(a)	A currency will constitute an Optional Currency in relation to a Revolving Loan if:

(i)	it is readily available in the amount required and freely convertible into the Base Currency in the wholesale market for that currency at the Quotation Time and on the Utilisation Date for that Loan;

(ii)

it is US Dollars or sterling or it has been approved by the Facility Agent (acting on the instructions of all the Lenders) on or prior to receipt by the Facility Agent of the relevant Utilisation Request for that Loan; and

(iii)	there are Reference Rate Terms for that currency.

(b)

If the Facility Agent has received a written request from the Borrower for a currency to be approved under paragraph (a)(ii) above, the Facility Agent will confirm to the Borrower by the Specified Time:

(i)	whether or not the Lenders have granted their approval; and

(ii)	if approval has been granted, the minimum amount (and, if required, integral multiples) for any subsequent Utilisation in that currency.

4.4	Maximum number of Loans

(a)	The Borrower may not deliver a Utilisation Request if as a result of the proposed Utilisation more than 10 Revolving Loans would be outstanding.

(b)	Any Loan made by a single Lender under Clause 6.2 (Unavailability of a currency) shall not be taken into account in this Clause 4.4.

(c)	Any Separate Loan shall not be taken into account in this Clause 4.4.

SECTION 3

UTILISATION

5.	Utilisation of the Revolving Credit Facility

5.1	Delivery of a Utilisation Request

The Borrower may utilise the Revolving Credit Facility by delivery to the Facility Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2	Completion of a Utilisation Request

(a)	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Utilisation Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); and

(iii)	the proposed Interest Period complies with Clause 12 (Interest Periods for Revolving Loans).

(b)	Only one Revolving Loan may be requested in each Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request must be the Base Currency or an Optional Currency.

(b)	The amount of the proposed Revolving Loan must be:

(i)	if the currency selected is the Base Currency, a minimum of EUR 50,000,000 and an integral multiple of EUR 10,000,000 or, if less, the Available Facility; or

(ii)

if the currency selected is US Dollars or sterling, a minimum of USD 50,000,000 or GBP 50,000,000 (respectively) and an integral multiple of USD 10,000,000 or GBP 10,000,000 (respectively) or in either case, if less, the Available Facility; or

(iii)

if the currency selected is an Optional Currency other than either listed in paragraph (ii) above, the minimum amount (and, if required, integral multiple) specified by the Facility Agent pursuant to paragraph (b)(ii) of Clause 4.3 (Conditions relating to Optional Currencies) or, if less, the Available Facility; and

(iv)	in any event such that its Base Currency Amount is less than or equal to the Available Facility.

5.4	Lenders’ participation

(a)

If the conditions set out in this Agreement have been met, and subject to Clause 9.1 (Repayment of Loans), each Lender shall make its participation in each Revolving Loan available by the Utilisation Date through its Facility Office.

(b)

The amount of each Lender’s participation in each Revolving Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making the Revolving Loan.

(c)

The Facility Agent shall determine the Base Currency Amount of each Revolving Loan which is to be made in an Optional Currency and shall notify each Lender of the amount, currency and the Base Currency Amount of each such Revolving Loan, the amount of its participation in that Revolving Loan and, if different, the amount of that participation to be made available in accordance with Clause 30.1 (Payments to the Facility Agent), in each case by the Specified Time.

6.	Optional Currencies

6.1	Selection of currency

The Borrower shall select the currency of a Revolving Loan in a Utilisation Request.

6.2	Unavailability of a currency

If before the Specified Time:

(a)	a Lender notifies the Facility Agent that the Optional Currency requested is not readily available to it in the amount required; or

(b)	a Lender notifies the Facility Agent that compliance with its obligation to participate in a Revolving Loan in the proposed Optional Currency would contravene a law or regulation applicable to it,

the Facility Agent will give notice to the Borrower to that effect by the Specified Time. In this event, any Lender that gives notice pursuant to this Clause 6.2 will be required to participate in the Revolving Loan in the Base Currency (in an amount equal to that Lender’s proportion of the Base Currency Amount or, in respect of a Rollover Loan, an amount equal to that Lender’s proportion of the Base Currency Amount of the Rollover Loan that is due to be made) and its participation will be treated as a separate Revolving Loan denominated in the Base Currency during that Interest Period.

6.3	Participation in a Loan

Each Lender’s participation in a Revolving Loan will be determined in accordance with paragraph (b) of Clause 5.4 (Lenders’ participation).

7.	Utilisation of the Swingline Facility

7.1	General

(a)	In this Clause 7 and Clause 8 (Swingline Loans):

(i)	“Federal Funds Rate” means, in relation to any day, the rate per annum equal to:

(A)

the weighted average of the rates on overnight Federal funds transactions with members of the US Federal Reserve System arranged by Federal funds brokers, as published for that day (or, if that day is not a New York Business Day, for the immediately preceding New York Business Day) by the Federal Reserve Bank of New York; or

(B)

if a rate is not so published for any day which is a New York Business Day, the average of the quotations for that day on such transactions received by the Swingline Agent from three Federal funds brokers of recognised standing selected by the Swingline Agent in its sole discretion, and if, in either case, that rate is less than zero, the Federal Funds Rate shall be deemed to be zero.

(ii)	“New York Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in New York City.

(iii)	“Overall Commitment” of a Lender means:

(A)	its Revolving Facility Commitment; or

(B)	in the case of a Swingline Lender which does not have a Revolving Facility Commitment, the Revolving Facility Commitment of a Lender which is its Affiliate.

(b)	Any reference in this Agreement to:

(i)	an “Interest Period” includes each period determined under this Agreement by reference to which interest on a Swingline Loan is calculated; and

(ii)	a “Lender” includes a Swingline Lender unless the context otherwise requires.

(c)	The following Clauses do not apply to Swingline Loans:

(i)	Clause 4.2 (Further conditions precedent) and 4.3 (Conditions relating to Optional Currencies);

(ii)	Clause 5 (Utilisation of the Revolving Credit Facility);

(iii)	Clause 6 (Optional Currencies);

(iv)	Clause 11 (Interest) as it applies to the calculation of interest on a Loan but not default interest on an overdue amount;

(v)	Clause 12 (Interest Periods for Revolving Loans); and

(vi)	Clause 13 (Changes to the Calculation of Interest).

7.2	Delivery of a Utilisation Request for Swingline Loans

(a)	The Borrower may utilise the Swingline Facility by:

(i)	providing advance notice of the proposed Utilisation by way of e-mail to the following contacts of the Swingline Agent not later than the Specified Time:

(A)	[***], [***] and

(B)	[***]; and/or

(C)	any other contact as the Swingline Agent may notify in writing to the Borrower from time to time; and

(ii)	delivery to the Swingline Agent of a duly completed Utilisation Request not later than the Specified Time.

(b)

Each Utilisation Request for a Swingline Loan must be sent to the Swingline Agent to the address, or, if relevant, e-mail address in the United States of America notified by the Swingline Agent for this purpose, with a copy to its address, or, if relevant, e-mail address or other such information referred to in Clause 32 (Notices).

7.3	Completion of a Utilisation Request for Swingline Loans

(a)	Each Utilisation Request for a Swingline Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it specifies that it is for a Swingline Loan;

(ii)	the proposed Utilisation Date is a New York Business Day within the Availability Period;

(iii)	the proposed Swingline Loan is denominated in US Dollars;

(iv)

the amount of the proposed Swingline Loan together with all other outstanding Swingline Loans is an amount not more than the Total Swingline Commitments and the amount of the proposed Swingline Loan is an amount whose Base Currency Amount is not more than the Available Facility and is a minimum amount and an integral multiple of USD 10,000,000 or, if less, the Available Facility; and

(v)	the proposed Interest Period:

(A)	does not extend beyond the Termination Date;

(B)	is a period of not more than five New York Business Days; and

(C)	ends on a New York Business Day.

(b)	Only one Swingline Loan may be requested in each Utilisation Request.

7.4	Swingline Lenders’ participation

(a)

If the conditions set out in this Agreement have been met, each Swingline Lender shall make its participation in each Swingline Loan available through its Facility Office in New York City or such other Facility Office that is able to comply with the timetable for Swingline Loans set out in Schedule 7 (Timetables) as is notified to the Swingline Agent.

(b)	The Swingline Lenders will only be obliged to comply with paragraph (a) above if on the date of the Utilisation Request and on the proposed Utilisation Date:

(i)	no Default is continuing or would result from the proposed Utilisation; and

(ii)	the Repeating Representations to be made by the Borrower are true in all material respects.

(c)

The amount of each Swingline Lender’s participation in each Swingline Loan will be equal to the proportion borne by its Swingline Commitment to the Total Swingline Commitments immediately prior to making the Swingline Loan, adjusted to take account of any limit applying under Clause 7.5 (Relationship with the Revolving Credit Facility).

(d)

The Swingline Agent shall determine the Base Currency Amount of each Swingline Loan and notify each Swingline Lender of the amount and the Base Currency Amount of each Swingline Loan, and the amount of its participation in that Swingline Loan, in each case by the Specified Time.

7.5	Relationship with the Revolving Credit Facility

(a)	This Clause 7.5 applies when a Swingline Loan is outstanding or is to be borrowed.

(b)	The Swingline Facility is not independent of the Revolving Credit Facility.

(c)

Notwithstanding any other term of this Agreement a Lender is only obliged to participate in a Loan to the extent that it would not result in the Base Currency Amount of its participation and that of a Lender which is its Affiliate in the Revolving Loans and Swingline Loans exceeding its Overall Commitment.

(d)

Where, but for the operation of paragraph (c) above, the Base Currency Amount of a Lender’s participation and that of a Lender which is its Affiliate in the Loans would have exceeded its Overall Commitment, the excess will be apportioned among the other Lenders required under this Agreement to make available a participation in the relevant Loan pro rata according to their relevant Commitments. This calculation will be applied as often as necessary until the Loan is apportioned among the relevant Lenders in a manner consistent with paragraph (c) above.

7.6	Drawings by an agent of the Borrower

(a)

In consideration of the Swingline Lenders providing Swingline Loans to the Borrower pursuant to the Swingline Facility, the Borrower hereby authorises the Swingline Agent to act on instructions from the Borrower’s duly appointed agent and it is understood and agreed that any request for a Swingline Loan issued by the Borrower’s duly appointed agent will be sufficient authority for the Swingline Agent to so act without further enquiry to determine the validity or sufficiency of such request or the authority of the Borrower’s duly appointed agent to make a request for a Swingline Loan on behalf of the Borrower, provided that, a certificate is provided by the Borrower to the Swingline Agent, concurrently with, or prior to, the delivery of the first Utilisation Request for a Swingline Loan on or after the date of this Agreement: (i) confirming the identity of the Borrower’s duly appointed agent; (ii) authorising them to act on behalf of the Borrower; and (iii) setting out the names and specimen signatures of the persons authorised to sign, on behalf such duly appointed agent, any documents delivered to the Swingline Agent in connection with any Swingline Loan.

(b)

The Borrower hereby undertakes and agrees to indemnify the Swingline Agent and each Swingline Lender to the extent of any payments made on instructions from its duly appointed agent pursuant to the Swingline Facility and agrees to indemnify and hold the Swingline Agent and each Swingline Lender harmless from and against any and all losses, costs, damages or expenses which it may suffer by reason of such actions provided that such actions were taken in accordance with the terms of this Agreement.

8.	Swingline Loans

8.1	Repayment of Swingline Loans

The Borrower shall repay each Swingline Loan on the last day of its Interest Period.

8.2	Voluntary prepayment of Swingline Loans

(a)	The Borrower may prepay at any time the whole of a Swingline Loan.

(b)	Unless a contrary indication appears in this Agreement, any part of the Swingline Facility which is prepaid or repaid may be re-borrowed in accordance with the terms of this Agreement.

8.3	Interest on Swingline Loans

(a)	The rate of interest on each Swingline Loan for any day during its Interest Period is the higher of:

(i)

the rate of interest most recently published in the Money Rates section of The Wall Street Journal from time to time as the Prime Rate in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as the Swingline Agent may reasonably select) or any similar release by the Federal Reserve Board (as the Swingline Agent may reasonably select). Any change in such prime rate shall take effect at the opening of business on the day specified in the public announcement of such change; and

(ii)	[***] per cent. per annum over the rate per annum determined by the Swingline Agent to be the Federal Funds Rate (as published by the Federal Bank of New York) for that day.

(b)	The Swingline Agent shall promptly notify the Swingline Lenders and the Borrower of the determination of the rate of interest under paragraph (a) above.

(c)

If any day during an Interest Period is not a New York Business Day, the rate of interest on a Swingline Loan on that day will be the rate applicable to the immediately preceding New York Business Day.

(d)	The Borrower shall pay accrued interest on each Swingline Loan on the last day of its Interest Period.

8.4	Interest Periods for Swingline Loans

(a)	Each Swingline Loan has one Interest Period only.

(b)	The Interest Period for a Swingline Loan must be selected in the relevant Utilisation Request.

8.5	Swingline Agent

(a)	The Swingline Agent may perform its duties in respect of the Swingline Facility through an Affiliate acting as its agent.

(b)

Notwithstanding any other term of this Agreement and without limiting the liability of the Borrower under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) pay to or indemnify the Swingline Agent, within three Business Days of demand, for or against any cost, loss or liability incurred by the Swingline Agent or its Affiliate (other than by reason of the Swingline Agent’s or the Affiliate’s gross negligence or wilful misconduct) in acting as Swingline Agent for the Swingline Facility under the Finance Documents (unless the Swingline Agent or its Affiliate has been reimbursed by the Borrower pursuant to a Finance Document).

8.6	Conditions of assignment or transfer

Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Commitment is not less than:

(a)	its Swingline Commitment (converted into the Base Currency at the Facility Agent’s Spot Rate of Exchange on the date which is three Business Days prior to the relevant time); or

(b)

if it does not have a Swingline Commitment, the Swingline Commitment (converted into the Base Currency at the Facility Agent’s Spot Rate of Exchange on the date which is three Business Days prior to the relevant time) of a Lender which is its Affiliate.

8.7	Partial payments

(a)

If the Swingline Agent receives a payment in respect of the Swingline Facility that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents in respect of the Swingline Facility, the Swingline Agent shall apply that payment towards the obligations of the Borrower under the Finance Documents in respect of the Swingline Facility in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Swingline Agent or its Affiliate under the Finance Documents incurred in respect of the Swingline Facility;

(ii)	secondly, in or towards payment pro rata of any accrued interest on a Swingline Loan due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of the principal of any Swingline Loan due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents in respect of the Swingline Facility.

(b)	The Swingline Agent shall, if so directed by all the Swingline Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by the Borrower and Clause 30.6 (Partial payments) does not apply to the Swingline Facility.

8.8	Loss sharing

(a)

If a Swingline Loan or interest on a Swingline Loan is not paid in full on its due date, the Swingline Agent (if requested to do so in writing by any affected Lender) shall calculate the amount (if any) which needs to be paid or received by each Lender to place that Lender in the position it would have been in had each Lender (or its Affiliate) participated in that Swingline Loan in the proportion borne by its Revolving Facility Commitment to the Total Commitments and, if the Total Commitments are then zero, the proportion borne by its Revolving Facility Commitment to the Total Commitments immediately prior to their reduction to zero.

(b)

The calculation of the Swingline Agent is designed solely to allocate the unpaid amount proportionally between the Lenders according to their Revolving Facility Commitments and will not take into account any commitment fee or other amount payable under the Finance Documents.

(c)

The Swingline Agent will set a date (the “Loss Sharing Date”) on which payments must be made under this Clause 8.8. The Swingline Agent shall give at least three Business Days’ notice to each affected Lender of this date and the amount of the payment (if any) to be paid or received by it on this date.

(d)	On the Loss Sharing Date:

(i)	each affected Lender who has to make a payment shall pay to the Swingline Agent the relevant amount set out in the notice referred to in paragraph (c) above; and

(ii)	out of the amounts the Swingline Agent receives, the Swingline Agent shall pay to each affected Lender who is entitled to receive a payment the amount set out in that notice.

(e)

If the amount actually received by the Swingline Agent from the Lenders under paragraph (d) above is insufficient to pay the full amount required to be paid under that paragraph, the Swingline Agent shall distribute the amount it actually receives among the affected Lenders pro rata to the amounts they are entitled to receive under that paragraph.

(f)

If a Lender makes a payment to the Swingline Agent under this Clause 8.8 then, to the extent that that payment is distributed by the Swingline Agent under paragraphs (d) or (e) above, as between the Borrower and that Lender an amount equal to the amount of that distributed payment will be treated as not having been paid by the Borrower.

(g)	Any payment under this Clause 8.8 will not reduce the obligations in aggregate of the Borrower.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

9.	Repayment

9.1	Repayment of Loans

(a)	Subject to paragraphs (c) and (d) below, the Borrower shall repay each Loan on the last day of its Interest Period.

(b)	Without prejudice to the Borrower’s obligation under paragraph (a) above, if one or more Revolving Loans are to be made available to the Borrower:

(i)	on the same day that a maturing Revolving Loan is due to be repaid by the Borrower;

(ii)	in the same currency as the maturing Revolving Loan (unless it arose as a result of the operation of Clause 6.2 (Unavailability of a currency)); and

(iii)	in whole or in part for the purpose of refinancing the maturing Revolving Loan;

the aggregate amount of the new Revolving Loans shall be treated as if applied in or towards repayment of the maturing Revolving Loan so that:

(A)	if the amount of the maturing Revolving Loan exceeds the aggregate amount of the new Revolving Loans:

(1)	the Borrower will only be required to pay an amount in accordance with Clause 30.1 (Payments to the Facility Agent and the Swingline Agent) in the relevant currency equal to that excess; and

(2)

each Lender’s participation (if any) in the new Revolving Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation (if any) in the maturing Revolving Loan and that Lender will not be required to make its participation in the new Revolving Loans available in accordance with Clause 30.1 (Payments to the Facility Agent and the Swingline Agent ); and

(B)	if the amount of the maturing Revolving Loan is equal to or less than the aggregate amount of the new Revolving Loans:

(1)	the Borrower will not be required to make any payment in accordance with Clause 30.1 (Payments to the Facility Agent and the Swingline Agent); and

(2)

each Lender will be required to make its participation in the new Revolving Loans available in accordance with Clause 30.1 (Payments to the Facility Agent and the Swingline Agent) only to the extent that its participation (if any) in the new Revolving Loans exceeds that Lender’s participation (if any) in the maturing Revolving Loan and the remainder of that Lender’s participation in the new Revolving Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Lender’s participation in the maturing Revolving Loan.

(c)

At any time when a Lender becomes a Defaulting Lender, the maturity date of each of the participations of that Lender in the Revolving Loans then outstanding will be automatically extended to the Termination Date and will be treated as separate Loans (the “Separate Loans”) denominated in the currency in which the relevant participations are outstanding.

(d)	The Borrower may prepay any Separate Loan by giving not less than:

(i)	in the case of a Term Rate Loan, 10 Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice to the Facility Agent; or

(ii)	in the case of a Compounded Rate Loan, three RFR Banking Days’ (or such shorter period as the Majority Lenders may agree) prior notice to the Facility Agent.

The Facility Agent will forward a copy of a prepayment notice received in accordance with this paragraph (d) to the Defaulting Lender concerned as soon as practicable on receipt.

(e)

Interest in respect of a Separate Loan will accrue for successive Interest Periods selected by the Borrower by the time and date specified by the Facility Agent (acting reasonably) and will be payable by the Borrower to the Defaulting Lender in accordance with Clause 30.1 (Payments to the Facility Agent and the Swingline Agent) on the last day of each Interest Period of that Loan.

(f)

The terms of this Agreement relating to Revolving Loans generally shall continue to apply to Separate Loans other than to the extent inconsistent with paragraphs (c) to (e) above, in which case those paragraphs shall prevail in respect of any Separate Loan.

9.2	Extension option

(a)	The Borrower may request that the Termination Date be extended subject to the terms of this Clause 9.2:

(i)

by giving notice to the Facility Agent not less than 30 days (and not more than 60 days) before the date which is 12 Months after the date of this Agreement with the effect that the Termination Date shall be the sixth anniversary of the date of this Agreement (the “Sixth Anniversary”) with respect to the Commitments of each Lender which agrees to the extension and its participation in the Loans; and/or

(ii)	by giving notice to the Facility Agent not less than 30 days (and not more than 60 days) before the date which is 24 Months after the date of this Agreement:

(A)

if the Borrower requested an extension pursuant to paragraph (a)(i) above and an extension to the Sixth Anniversary was agreed between the Borrower and a Lender (an “Extending Lender”), with the effect that the Termination Date shall be the seventh anniversary of the date of this Agreement (the “Seventh Anniversary”) with respect to the Commitments of each Extending Lender which agrees to the extension and its participation in the Loans; and/or

(B)

if (1) the Borrower has not requested an extension pursuant to paragraph (a)(i) above or (2) an extension pursuant to such request was not agreed between the Borrower and a Lender (a “Non-Extending Lender”), with the effect that the Termination Date shall be the Seventh Anniversary with respect to the Commitments of each Lender or Non-Extending Lender (as applicable) which agrees to the extension and its participation in the Loans.

(b)	A notice served by the Borrower pursuant to paragraph (a) above shall be irrevocable.

(c)

The Facility Agent shall promptly notify each Lender of any such request, which, for the avoidance of doubt, pursuant to paragraph (a)(ii) above may be a request to both Extending Lenders (under paragraph (a)(ii)(A) above) and Non-Extending Lenders (under paragraph (a)(ii)(B)(2) above).

(d)	Each Lender shall notify the Facility Agent of its decision (which shall be in its sole discretion) whether or not to agree to the request not later than five days before the date which is:

(i)

in respect of a request pursuant to paragraph (a)(i) above, one year after the date of this Agreement (and, if any Lender has not notified the Facility Agent of its acceptance of the request on or before such date, it shall be deemed to have refused such request); or

(ii)

in respect of a request pursuant to paragraph (a)(ii) above, two years after the date of this Agreement (and, if any Lender has not notified the Facility Agent of its acceptance of the request on or before such date, it shall be deemed to have refused such request), and the Facility Agent shall promptly notify the Borrower whether or not each Lender has agreed to the request.

(e)

Promptly following receipt of notification from the Facility Agent pursuant to paragraph (d) above, the Borrower may elect (in its sole discretion) by notice to the Facility Agent to accept the extension offered by some or all of the Lenders.

(f)

The Facility Agent shall promptly notify the relevant Lender(s) of any such acceptance in which case the Termination Date shall be extended in relation to the Commitment(s) and participation(s) of such Lender(s) as elected.

(g)	Notwithstanding any other provision in this Agreement, no request for a further extension under this Clause 9.2 shall extend the Termination Date beyond the Seventh Anniversary.

(h)	If any Lender does not agree to any extension request, its participation in any outstanding Loan shall be repaid:

(i)	in accordance with Clause 9.1 (Repayment of Loans); and

(ii)	in any event:

(A)	if there has not been any extension pursuant to this Clause 9.2, in full on the Termination Date falling on the fifth anniversary of the date of this Agreement (the “Original Termination Date”); or

(B)	if that Lender has agreed to an extension which was accepted by the Borrower pursuant to this Clause 9.2 to the Sixth Anniversary but not to the Seventh Anniversary, in full on the Sixth Anniversary, in each case, together with accrued interest and all other amounts outstanding in relation to such participation, and its Commitments shall be reduced to zero and cancelled on the Original Termination Date or the Sixth Anniversary (as applicable).

10.	Prepayment and Cancellation

10.1	Illegality

If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or if a Lender reasonably considers that it will become unlawful for it to fund or maintain its participation in any Loan:

(a)	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

(b)	upon the Facility Agent notifying the Borrower, the Commitments of that Lender will be immediately cancelled; and

(c)

the Borrower shall repay that Lender’s participation in the Loans made to the Borrower on the last day of the Interest Period for each Loan occurring after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment shall be cancelled in the amount of the participations repaid, provided that the Borrower may replace that Lender in accordance with paragraph (a) of Clause 10.6 (Right of replacement in relation to a single Lender).

10.2	Change of Control

(a)	If at any time a person or group of persons acting in concert acquires control of the Borrower then:

(i)	the Borrower, upon becoming aware of the event, shall promptly notify the Facility Agent (which shall notify the Lenders);

(ii)

during a period of three Months from the date that a Lender is notified of the event by the Facility Agent (or the Facility Agent by the Borrower), that Lender shall not be obliged to fund a Utilisation (except for a Rollover Loan); and

(iii)	if a Lender so requires and notifies the Facility Agent within such period, the Facility Agent shall, by no less than 30 days’ notice to the Borrower:

(A)	cancel the Commitments of that Lender; and

(B)

declare the participation of that Lender in all outstanding Loans, together with accrued interest and all other amounts accrued under the Finance Documents, immediately due and payable, whereupon the Commitments of that Lender will be cancelled and all such outstanding amounts will become immediately due and payable.

(b)	For the purpose of paragraph (a) above:

“control” means the power to direct the management and policies of the Borrower, whether through the ownership of voting capital, by contract or otherwise; and

a group of persons are “acting in concert” if they, pursuant to an agreement or understanding (whether formal or informal), actively co-operate in the acquisition by any of them, either directly or indirectly, of shares in the Borrower to obtain or consolidate control of the Borrower.

10.3	Voluntary cancellation

(a)

Subject to paragraph (b) below, the Borrower may, if it gives the Facility Agent not less than five Business Days’ (or such shorter period as the Majority Lenders may agree) prior written notice, cancel the whole or any part (being a minimum amount of EUR 10,000,000) of the Available Facility. Any cancellation under this Clause 10.3 shall reduce the Commitments of the Lenders rateably.

(b)

The Borrower may not make a cancellation pursuant to paragraph (a) above to the extent that that cancellation would result in a Lender (or its Affiliate) failing to meet the requirement set out in Clause 8.6 (Conditions of assignment or transfer).

10.4	Voluntary prepayment of Revolving Loans

The Borrower may, if it gives the Facility Agent not less than:

(a)	in the case of a Term Rate Loan, 10 Business Days’ (or such shorter period as the Majority Lenders may agree) prior written notice to the Facility Agent; or

(b)	in the case of a Compounded Rate Loan, three RFR Banking Days’ (or such shorter period as Majority Lenders may agree) prior written notice to the Facility Agent,

prepay the whole or any part of a Revolving Loan (but if in part, being an amount that reduces the Base Currency Amount of the Revolving Loan by a minimum amount of EUR 20,000,000) provided that where more than 6 prepayments are made in any 12 Month period beginning on the date of this Agreement in respect of a Compounded Rate Loan, the Borrower shall within three RFR Banking Days of demand pay to the Facility Agent (for its own account) a fee of EUR [***] for administering or giving effect to each prepayment exceeding the sixth prepayment in any 12 Month period.

10.5	Right of repayment and cancellation in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by the Borrower is required to be increased under Clause 15.2 (Tax gross-up); or

(ii)	any Lender claims indemnification from the Borrower under Clause 15.3 (Tax indemnity) or Clause 16.1 (Increased costs),

the Borrower may, whilst (in the case of paragraphs (i) and (ii) above) the circumstance giving rise to the requirement for that increase or indemnification continues, give the Facility Agent notice of cancellation of the Commitments of that Lender and its intention to procure the repayment of that Lender’s participation in the Loans, or (where applicable) give the Facility Agent notice of its intention to replace that Lender in accordance with Clause 10.6 (Right of replacement in relation to a single Lender).

(b)	On receipt of a notice referred to in paragraph (a) above, the Commitments of that Lender shall immediately be reduced to zero.

(c)

On the last day of each Interest Period which ends after the Borrower has given notice under paragraph (a) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in that Loan.

(d)	Paragraph (a) does not limit the obligations of any Finance Party under Clause 18.1 (Mitigation).

10.6	Right of replacement in relation to a single Lender

(a)	If:

(i)	any sum payable to any Lender by the Borrower is required to be increased under Clause 15.2 (Tax gross-up);

(ii)	any Lender claims indemnification from the Borrower under Clause 15.3 (Tax indemnity) or Clause 16.1 (Increased costs);

(iii)	any Lender notifies the Facility Agent that it does not agree to any extension request pursuant to Clause 9.2 (Extension option);

(iv)	any Lender notifies the Facility Agent pursuant to Clause 10.1 (Illegality); or

(v)	any Lender notifies the Facility Agent pursuant to Clause 10.2 (Change of Control),

the Borrower may on three Business Days’ prior notice to the Facility Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (other than a member of the Group) selected by the Borrower which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for a purchase price in cash or other cash payment payable at the time of the transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest (to the extent that the Facility Agent has not given a notification under Clause 24.10 (Pro rata interest settlement), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to paragraph (a) above shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Facility Agent or the Swingline Agent;

(ii)	neither the Facility Agent nor any Lender shall have any obligation to find a replacement Lender;

(iii)	in no event shall the Lender replaced under paragraph (a) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and

(iv)

the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (a) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.

(c)

A Lender shall perform the checks described in paragraph (b)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (a) above and shall notify the Facility Agent and the Borrower when it is satisfied that it has complied with those checks.

(d)	Paragraph (a) does not limit the obligations of any Finance Party under Clause 18.1 (Mitigation).

10.7	Right of repayment and cancellation in relation to a Defaulting Lender

(a)

If any Lender becomes a Defaulting Lender, the Borrower may, at any time whilst the Lender continues to be a Defaulting Lender, give the Facility Agent notice of (i) cancellation of the Available Commitment of that Lender and the date thereof, and, if it so wishes, (ii) its intention to procure the repayment of that Lender’s participation in the Loans and the date thereof.

(b)	On the notice referred to in paragraph (a)(i) above becoming effective, the Available Commitment of the Defaulting Lender shall immediately be reduced to zero.

(c)	The Facility Agent shall as soon as practicable after receipt of a notice referred to in paragraph (a) above, notify all the Lenders.

(d)

On the last day of each Interest Period which ends after the Borrower has given notice of repayment under paragraph (a)(ii) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in the Loans.

10.8	Restrictions

(a)

Any notice of cancellation or prepayment given by any Party under this Clause 10 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)	Unless a contrary indication appears in this Agreement, any part of a Facility which is prepaid may be reborrowed in accordance with the terms of this Agreement.

(d)	The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.

(e)	Subject to Clause 2.5 (Increase), no amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Facility Agent receives a notice under this Clause 10 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

SECTION 5

COSTS OF UTILISATION

11.	Interest

11.1	Calculation of interest on Revolving Loans - Term Rate Loans

The rate of interest on each Revolving Loan which is a Term Rate Loan for an Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	Term Reference Rate.

11.2	Calculation of interest – Compounded Rate Loans

(a)	The rate of interest on each Compounded Rate Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	Compounded Reference Rate for that day.

(b)

If any day during an Interest Period for a Compounded Rate Loan is not an RFR Banking Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day.

11.3	Payment of interest

The Borrower shall pay accrued interest on each Revolving Loan on the last day of each Interest Period.

11.4	Default interest

(a)

If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is one per cent. higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this Clause 11.4 shall be immediately payable by the Borrower on demand by the Facility Agent.

(b)	If any overdue amount consists of all or part of a Term Rate Loan and which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)	the rate of interest applying to the overdue amount during that first Interest Period shall be one per cent. higher than the rate which would have applied if the overdue amount had not become due.

(c)

Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

11.5	Notifications

(a)	The Facility Agent shall promptly notify the relevant Lenders and the Borrower of the determination of a rate of interest relating to a Term Rate Loan.

(b)	The Facility Agent shall promptly upon a Compounded Rate Interest Payment being determinable notify:

(i)	the Borrower of that Compounded Rate Interest Payment;

(ii)	each relevant Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender’s participation in the relevant Compounded Rate Loan; and

(iii)	the relevant Lenders and the Borrower of:

(A)	each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment; and

(B)	to the extent it is then determinable, the Market Disruption Rate (if any) relating to the relevant Compounded Rate Loan.

This paragraph (b) shall not apply to any Compounded Rate Interest Payment determined pursuant to Clause 13.4 (Cost of funds).

(c)	The Facility Agent shall promptly notify the Borrower of each Funding Rate relating to a Loan.

(d)

The Facility Agent shall promptly notify the relevant Lenders and the Borrower of the determination of a rate of interest relating to a Compounded Rate Loan to which Clause 13.4 (Cost of funds) applies.

(e)	This Clause 11.5 shall not require the Facility Agent to make any notification to any Party on a day which is not a Business Day.

12.	Interest Periods for Revolving Loans

12.1	Selection of Interest Periods

(a)	The Borrower may select an Interest Period for a Revolving Loan in the Utilisation Request for that Revolving Loan.

(b)	Subject to this Clause 12, the Borrower may select an Interest Period of any period specified in the applicable Reference Rate Terms.

(c)	An Interest Period for a Revolving Loan shall not extend beyond the Termination Date.

(d)	No Interest Period shall be longer than six Months, or (save for any Fallback Interest Period) shorter than one Month.

(e)	Each Interest Period for a Revolving Loan shall start on the Utilisation Date.

(f)	A Revolving Loan has one Interest Period only.

12.2	Non-Business Days

Any rules specified as “Business Day Conventions” in the applicable Reference Rate Terms for a Loan or Unpaid Sum shall apply to each Interest Period for that Loan or Unpaid Sum.

13.	Changes to the Calculation of Interest

13.1	Interest calculation if no Primary Term Rate

(a)

Interpolated Primary Term Rate: If no Primary Term Rate is available for the Interest Period of a Revolving Loan which is a Term Rate Loan, the applicable Term Reference Rate shall be the Interpolated Primary Term Rate for a period equal in length to the Interest Period of that Revolving Loan.

(b)

Shortened Interest Period: If paragraph (a) above applies but it is not possible to calculate the Interpolated Primary Term Rate, the Interest Period of that Revolving Loan shall (if it is longer than the applicable Fallback Interest Period) be shortened to the applicable Fallback Interest Period and the applicable Term Reference Rate shall be determined pursuant to the definition of Term Reference Rate.

(c)

Shortened Interest Period and Historic Primary Term Rate: If paragraph (b) above applies but no Primary Term Rate is available for the Interest Period of that Revolving Loan and it is not possible to calculate the Interpolated Primary Term Rate, the applicable Term Reference Rate shall be the Historic Primary Term Rate for that Revolving Loan.

(d)

Shortened Interest Period and Interpolated Historic Primary Term Rate: If paragraph (a) above applies but no Historic Primary Term Rate is available for the Interest Period of the Revolving Loan, the applicable Term Reference Rate shall be the Interpolated Historic Primary Term Rate for a period equal in length to the Interest Period of that Revolving Loan.

(e)	Compounded Reference Rate or Cost of funds: If paragraph (d) above applies but it is not possible to calculate the Interpolated Historic Primary Term Rate, then:

(i)

if “Compounded Reference Rate will apply as a fallback” is specified in the Reference Rate Terms for that Loan and there are Reference Rate Terms applicable to Compounded Rate Loans in the relevant currency:

(A)

there shall be no Term Reference Rate for that Revolving Loan for that Interest Period and Clause 11.1 (Calculation of interest on Revolving Loans – Term Rate Loans) will not apply to that Loan for that Interest Period; and

(B)	that Revolving Loan shall be a “Compounded Rate Loan” for that Interest Period and Clause 11.2 (Calculation of interest – Compounded Rate Loans) shall apply to that Loan for that Interest Period; or

(ii)	if “Cost of funds will apply as a fallback” is specified in the Reference Rate Terms for that Loan, Clause 13.4 (Cost of funds) shall apply to that Loan for that Interest Period.

13.2	Interest calculation if no RFR or Central Bank Rate

If:

(a)

there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a Compounded Rate Loan; and

(b)	“Cost of funds will apply as a fallback” is specified in the Reference Rate Terms for that Loan,

Clause 13.4 (Cost of funds) shall apply to that Loan for that Interest Period.

13.3	Market disruption

If:

(a)	a Market Disruption Rate is specified in the Reference Rate Terms for a Revolving Loan; and

(b)

before the Reporting Time for that Loan, the Facility Agent receives notifications from a Lender or Lenders (whose participations in a Loan exceed 35 per cent. of that Revolving Loan) that its cost of funds relating to its participation in that Revolving Loan would be in excess of that Market Disruption Rate, then Clause 13.4 (Cost of funds) shall apply to that Revolving Loan for the relevant Interest Period.

13.4	Cost of funds

(a)

If this Clause 13.4 (Cost of funds) applies to a Loan for an Interest Period, neither Clause 11.1 (Calculation of interest - Term Rate Loans) nor Clause 11.2 (Calculation of interest - Compounded Rate Loans) shall apply to that Loan for that Interest Period and the rate of interest on that Revolving Loan for that Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the applicable Margin; and

(ii)

the weighted average of the rates notified to the Facility Agent by each Lender as soon as practicable and in any event by the Reporting Time for that Revolving Loan, to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in that Revolving Loan.

(b)

If this Clause 13.4 applies and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

(d)

If this Clause 13.4 applies but any Lender does not supply a quotation by the time specified in paragraph (a)(ii) above the rate of interest shall be calculated on the basis of the quotations of the remaining Lenders.

(e)	If this Clause 13.4 applies pursuant to Clause 13.3 (Market disruption) and:

(i)	a Lender’s Funding Rate is less than the relevant Market Disruption Rate; or

(ii)	a Lender does not notify a rate to the Facility Agent by the relevant Reporting Time,

that Lender’s cost of funds relating to its participation in that Revolving Loan for that Interest Period shall be deemed, for the purposes of paragraph (a) above, to be the Market Disruption Rate for that Revolving Loan.

(f)

Subject to paragraph (e) above, if this Clause 13.4 applies but any Lender does not notify a rate to the Facility Agent by the Reporting Time for the relevant Loan the rate of interest shall be calculated on the basis of the rates notified by the remaining Lenders.

13.5	Break Costs

(a)

Subject to paragraph (b) below, the Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of a Revolving Loan or Unpaid Sum being paid by the Borrower on a day prior to the last day of an Interest Period for that Revolving Loan or Unpaid Sum.

(b)	Paragraph (a) above shall apply in respect of a Compounded Rate Loan if an amount is specified as Break Costs in the applicable Reference Rate Terms.

(c)

Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.

14.	Fees

14.1	Commitment fee

(a)

The Borrower shall pay to the Facility Agent (for the account of each Lender) a fee in the Base Currency computed at the rate of [***] per cent. of the applicable Margin per annum on that Lender’s Available Commitment for the Availability Period.

(b)	The accrued commitment fee is payable:

(i)	on the last day of each successive period of three Months which ends during the Availability Period;

(ii)	on the last day of the Availability Period; and

(iii)	if cancelled in full, on the cancelled amount of the relevant Lender’s Commitments at the time the cancellation is effective.

(c)	No commitment fee is payable to the Facility Agent (for the account of a Lender) on any Available Commitment of that Lender for any day on which that Lender is a Defaulting Lender.

14.2	Upfront and structuring fee

The Borrower shall pay to each Original Lender an upfront and structuring fee in the amount and at the times agreed in a Fee Letter.

14.3	Agency fee

The Borrower shall pay to the Facility Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

14.4	Utilisation Fee

(a)	The Borrower shall pay to the Facility Agent (for the account of each Lender) a utilisation fee in the Base Currency computed at the rate of:

(i)

[***] per cent. per annum on the amount of each Lender’s participation in Loans for any day on which the aggregate of the Base Currency Amounts of the outstanding Loans is less than or equal to 33 1⁄3 per cent., of the Total Commitments on that day;

(ii)

[***] per cent. per annum on the amount of each Lender’s participation in Loans for any day on which the aggregate of the Base Currency Amounts of the outstanding Loans is greater than 33 1⁄3 per cent., but is less than or equal to 66 2⁄3 per cent., of the Total Commitments on that day; and

(iii)

[***] per cent. per annum on the principal amount of each Lender’s participation in Loans for any day on which the aggregate of the Base Currency Amounts of the outstanding Loans is greater than 66 2⁄3 per cent. of the Total Commitments on that day, for the period beginning on the date of this Agreement and ending on the Termination Date.

(b)	The accrued utilisation fee is payable:

(i)	on the last day of each successive period of three Months which ends during the period beginning on the date of this Agreement and ending on the Termination Date;

(ii)	on the Termination Date; and

(iii)	if a Lender’s Commitments are cancelled in full, to that Lender at the time the cancellation is effective.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

15.	Tax Gross Up and Indemnities

15.1	Definitions

(a)	In this Agreement:

(i)

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

(ii)

“Qualifying Lender” means, in relation to a payment by or in respect of the Borrower under a Finance Document, a Lender which is beneficially entitled (in the case of a Treaty Lender, within the meaning of the relevant Treaty) to interest payable to that Lender in respect of an advance under a Finance Document and is:

(A)	a Lender to whom such payment of interest paid by the Borrower can be made without a Tax Deduction being imposed under the laws of the Netherlands (other than pursuant to a Treaty); or

(B)	a Treaty Lender.

(iii)	“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

(iv)	“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document other than a FATCA Deduction.

(v)	“Tax Payment” means either the increase in a payment made by the Borrower to a Finance Party under Clause 15.2 (Tax gross-up) or a payment under Clause 15.3 (Tax indemnity).

(vi)	“Treaty Lender” means, in relation to a payment of interest by or in respect of the Borrower under a Finance Document, a Lender which:

(A)	is treated as a resident of a Treaty State for the purposes of the relevant Treaty and is entitled to the benefit of such Treaty;

(B)	does not carry on a business in the Netherlands through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(C)

fulfils all other conditions which must be fulfilled in order to benefit from full exemption under the relevant Treaty and Dutch domestic law from Tax imposed by the Netherlands on interest payable to that Lender in respect of an advance under a Finance Document, including the completion of any necessary procedural formalities.

(vii)

“Treaty State” means a jurisdiction having a double taxation agreement (a Treaty) in force with the Netherlands which makes provision for full exemption from Tax imposed by the Netherlands on interest.

(b)	Unless a contrary indication appears, in this Clause 15 a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

15.2	Tax gross-up

(a)	The Borrower shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)

The Borrower shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower.

(c)

If a Tax Deduction is required by law to be made by the Borrower, the amount of the payment due from the Borrower shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)

A payment by the Borrower in respect of an amount due from the Borrower, shall not be increased under paragraph (c) above by reason of a Tax Deduction on account of Tax imposed by the Netherlands if, on the date the payment falls due:

(i)

the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law, regulation or Treaty or any published practice or published concession of any relevant taxing authority; or

(ii)	the relevant Lender is a Treaty Lender and the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (g) below.

(e)

If the Borrower is required to make a Tax Deduction, the Borrower shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(f)

Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(g)

A Lender and the Borrower shall co-operate in completing or assisting with the completion of any procedural formalities and the provision of such information as, in each case, is necessary for the Borrower to obtain authorisation to make a payment without a Tax Deduction and maintain that authorisation or, if an authorisation expires or otherwise ceases to have effect, promptly seek new authorisation.

15.3	Tax indemnity

(a)

The Borrower shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes;

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction; or

(C)

under the laws of the Netherlands to the extent such Tax becomes payable by reason of a Finance Party having a substantial interest (aanmerkelijk belang) in the Borrower within the meaning of the Income Tax Act 2001 of the Netherlands (Wet inkomstenbelasting 2001), if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under Clause 15.2 (Tax gross-up);

(B)	would have been compensated for by an increased payment under Clause 15.2 (Tax gross-up) but was not so compensated because one of the exclusions in Clause 15.2(d) applied;

(C)

is suffered or incurred by a Lender as a result of an additional tax assessment (naheffingsaanslag) pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) and would not have been suffered or incurred if such Lender had been a Qualifying Lender in relation to the Borrower at the relevant time, but that Lender was not a Qualifying Lender at the relevant time other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority;

(D)	is attributable to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy); or

(E)	relates to a FATCA Deduction required to be made by a Party.

(c)

A Protected Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

(d)	A Protected Party shall, on receiving a payment from the Borrower under this Clause 15.3, notify the Facility Agent.

15.4	Tax Credit

If the Borrower makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Borrower which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Borrower.

15.5	Lender status confirmation

Each Lender which becomes a Party to this Agreement after the Date of this Agreement shall indicate, in the Transfer Certificate, Assignment Agreement or Increase Confirmation which it executes on becoming a Party, and for the benefit of the Facility Agent and without liability to the Borrower, which of the following categories it falls in:

(a)	not a Qualifying Lender;

(b)	a Qualifying Lender (other than a Treaty Lender); or

(c)	a Treaty Lender.

If a New Lender fails to indicate its status in accordance with this Clause 15.5 then such New Lender shall be treated for the purposes of this Agreement (including by the Borrower) as if it is not a Qualifying Lender until such time as it notifies the Facility Agent which category applies (and the Facilty Agent, upon receipt of such notification, shall inform the Borrower). For the avoidance of doubt, a Transfer Certificate, Assignment Agreement or Increase Confirmation shall not be invalidated by any failure of a Lender to comply with this Clause 15.5.

15.6	Stamp taxes

The Borrower shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

15.7	VAT

(a)

All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply and, accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, such Finance Party must promptly provide an appropriate VAT invoice to that Party and that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT.

(b)

If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)

(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Supplier must promptly provide an appropriate VAT invoice to the Recipient and the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)

(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)

Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)

Any reference in this Clause 15.6 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time.

(e)

In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

15.8	FATCA Information

(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

15.9	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Facility Agent or, as the case may be, Swingline Agent and the Facility Agent or, as the case may be, Swingline Agent shall notify the other Finance Parties.

16.	Increased Costs

16.1	Increased costs

(a)

Subject to Clause 16.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation;

(ii)	compliance with any law or regulation made after the date of this Agreement;

(iii)

the implementation or application of or compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and any requests, rules, guidelines or directives made under, or issued in connection with, the Dodd-Frank Act; or

(iv)	the implementation or application of, or compliance with any Regulatory Capital Requirements.

(b)	In this Agreement:

“Basel III” means:

(i)

the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(ii)

the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(iii)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”, including “Basel III: Finalising post-crisis reforms” published in December 2017.

“EU CRD IV” means:

(i)

Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 (“CRR IV”); and

(ii)

Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC (“CRD IV”).

“EU CRD V” means:

(i)	Regulation (EU) No 2019/876 of the European Parliament and of the Council of 20 May 2019 amending CRR IV and Regulation (EU) No 648/2012 (“CRR V”); and

(ii)	Directive (EU) 2019/878 of the European Parliament and of the Council of 20 May 2019 amending CRD IV (“CRD V”).

“EU CRD VI” means:

(i)	Regulation (EU) No 2024/1623 of the European Parliament and of the Council of 31 May 2024 amending CRR IV; and

(ii)	Directive (EU) 2024/1619 of the European Parliament and of the Council of 31 May 2024 amending CRD IV.

“EU Regulatory Capital Requirements” means EU CRD IV, EU CRD V and EU CRD VI.

“Increased Costs” means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party’s (or its Affiliate’s) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitments or funding or performing its obligations under any Finance Document.

“Regulatory Capital Requirements” means Basel III, any EU Regulatory Capital Requirements or any UK Regulatory Capital Requirements or any law or regulation that implements or applies Basel III, any EU Regulatory Capital Requirements or any UK Regulatory Capital Requirements.

“UK Regulatory Capital Requirements” means:

(i)	CRR IV and CRR V as they form part of domestic law of the United Kingdom;

(ii)

the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020 (“WAA”)) implemented CRD IV and CRD V and their respective implementing measures;

(iii)

direct EU legislation (as defined in the European Union (Withdrawal) Act 2018), which immediately before IP completion day (as defined in the WAA) implemented EU CRD IV and EU CRD V as it forms part of domestic law of the United Kingdom;

(iv)	any law or regulation which amends, supplements, replaces or restates any law or regulation specified in paragraphs (i) to (iii) above; and

(v)	any law or regulation which otherwise implements or is related to the implementation of Basel III or any other regulatory capital requirement in the United Kingdom.

16.2	Increased cost claims

(a)

A Finance Party intending to make a claim pursuant to Clause 16.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.

(b)

Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of the increased costs which it is claiming and setting out the calculation of the amount in reasonable detail, provided that no Finance Party will be required to disclose any information in breach of (i) any confidentiality obligation owed to a third party and binding upon it, (ii) its internal policies generally applicable to loan facilities and borrowers comparable or similar to the Facilities and the Borrower or (iii) any applicable law or regulation.

16.3	Exceptions

(a)	Clause 16.1 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by the Borrower;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)

compensated for by Clause 15.3 (Tax indemnity) (or would have been compensated for under Clause 15.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in Clause 15.3(b) applied);

(iv)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation;

(v)

attributable to the implementation or application of or compliance with any Bank Levy (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates);

(vi)

incurred after the date which is 180 days after the date on which the Finance Party becomes aware or reasonably should have become aware of the Increased Cost or, if a claim has already been made in relation to that type of Increased Cost but it is continuing, incurred after the date which is 180 days after the most recent date on which that Finance Party delivered a notice pursuant to Clause 16.2 (Increased cost claims) in respect of such claim;

(vii)

attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 (“Basel II”) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates); or

(viii)

attributable to the application of, or compliance with, any Regulatory Capital Requirements except to the extent the relevant Finance Party confirms to the Facility Agent and the Borrower that it is seeking to recover such Increased Costs to a similar extent from its similar borrowers generally (where the facilities extended to such borrowers include a right for the Finance Party to recover such costs).

(b)	In this Clause 16.3, a reference to a “Tax Deduction” has the same meaning given to the term in Clause 15.1 (Definitions).

17.	Other Indemnities

17.1	Currency indemnity

(a)

If any sum due from the Borrower under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against the Borrower;

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Borrower shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

17.2	Other indemnities

The Borrower shall, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)

a failure by the Borrower to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 29 (Sharing among the Finance Parties);

(c)

funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(d)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

17.3	Indemnity to the Facility Agent and the Swingline Agent

The Borrower shall promptly indemnify the Facility Agent and, in the case of paragraph (b) below, the Swingline Agent against any cost, loss or liability incurred by the Facility Agent or, as the case may be, the Swingline Agent (in each case, acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default;

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(c)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts, in consultation with the Borrower, as permitted under this Agreement.

18.	Mitigation by the Lenders

18.1	Mitigation

(a)

Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 10.1 (Illegality), Clause 15 (Tax Gross Up and Indemnities), Clause 16.1 (Increased costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of the Borrower under the Finance Documents.

18.2	Limitation of liability

(a)	The Borrower shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 18.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under Clause 18.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be materially prejudicial to it.

19.	Costs and Expenses

19.1	Transaction expenses

Unless otherwise agreed in writing by the Borrower, all costs and expenses (including any legal fees) incurred by any Finance Party in connection with the negotiation, preparation, printing, execution and syndication of this Agreement and any other documents to be entered into on or around the date of this Agreement will be borne by such Finance Party and will not be reimbursed by the Borrower.

19.2	Amendment costs

If (a) the Borrower requests an amendment, waiver or consent or (b) an amendment is required pursuant to Clause 30.10 (Change of currency), the Borrower shall, within 10 Business Days of demand, reimburse (or procure reimbursement of) the Facility Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Facility Agent (and, if the Facility Agent is required to undertake duties of an exceptional nature or otherwise outside the scope of the Facility Agent’s normal duties in respect of such requests or requirements, the cost of utilising the Facility Agent’s management time or other resources (calculated on the basis of reasonable daily or hourly rates as determined by the Facility Agent after prior consultation with the Borrower) to the extent it is reasonably necessary to incur such costs), in each case in responding to, evaluating, negotiating or complying with that request or requirement.

19.3	Enforcement costs

The Borrower shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

19.4	Details of costs and expenses

Each Finance Party shall, as soon as practicable after a demand by the Facility Agent (or, where the Facility Agent is the Finance Party seeking reimbursement, the Borrower), provide reasonable details of all costs and expenses and copies of all documented costs and expenses for which it seeks reimbursement from the Borrower pursuant to Clause 19.2 (Amendment costs) and Clause 19.3 (Enforcement costs).

SECTION 7

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

20.	Representations

The Borrower makes the representations and warranties set out in this Clause 20 to each Finance Party on the date of this Agreement.

20.1	Status

(a)	It is a public limited liability company (naamloze vennootschap) duly incorporated and validly existing under the law of the Netherlands.

(b)	It and each of its subsidiaries has the power to own its assets and carry on its business as it is being conducted.

20.2	Binding obligations

The obligations expressed to be assumed by it in each Finance Document are, subject to the Legal Reservations, legal, valid, binding and enforceable obligations.

20.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its or any of its subsidiaries’ constitutional documents;

(c)	any agreement or instrument binding upon it or any of its assets; or

(d)	any agreement or instrument binding upon its subsidiaries or any of its subsidiaries’ assets to an extent which is reasonably likely to have a Material Adverse Effect.

20.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

20.5	Validity and admissibility in evidence

Subject to the Legal Reservations, all Authorisations required:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and

(b)	to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation,

have been obtained or effected and are in full force and effect.

20.6	Governing law and enforcement

Subject to the Legal Reservations:

(a)

the choice of English law as the governing law of the Finance Documents and its submission to the jurisdiction of the courts of England in the Finance Documents, will be recognised and enforced in and are legal, valid and binding under the laws of the Netherlands; and

(b)	any judgment obtained in England in relation to a Finance Document will be recognised and enforced in the Netherlands.

20.7	Deduction of Tax

It is not required under the law of its jurisdiction of incorporation to make any deduction for or on account of Tax from any payment it may make under any Finance Document.

20.8	No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents.

20.9	No default

(a)	No Event of Default is continuing or would reasonably be expected to result from the making of any Loan.

(b)

No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any of its subsidiaries or to which its (or any of its subsidiaries’) assets are subject which would be reasonably likely to have a Material Adverse Effect.

20.10	No misleading information

(a)

Any factual information provided by the Borrower for the purposes of the Information Package was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)

Nothing has occurred or been omitted from the Information Package and no information has been given or withheld that results in the information contained in the Information Package being untrue or misleading in any material respect.

20.11	Financial Statements

(a)

Its audited consolidated financial statements most recently delivered to the Facility Agent (which, at the date of this Agreement, are the Original Financial Statements) were prepared in accordance with IFRS or GAAP, as applicable, consistently applied.

(b)

Its audited consolidated financial statements most recently delivered to the Facility Agent (which, at the date of this Agreement, are the Original Financial Statements) fairly represent its financial condition and operations during the relevant financial year.

(c)	There has been no material adverse change in its business or financial condition since 31 December 2025.

20.12	Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its creditors in respect of its Financial Indebtedness and of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

20.13	No proceedings pending or threatened

Other than in respect of any Project Ichthys Event, no litigation, arbitration, investigative or administrative proceedings of or before any court, arbitral body or agency which would be reasonably likely to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any of its subsidiaries.

20.14	Margin Stock

Neither the Borrower nor any of its subsidiaries is, in contravention of the regulations of the Board of Governors of the Federal Reserve System, engaged principally, or as one of its important activities, in the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, Margin Stock and no part of the proceeds of any Loan will be used, in contravention of the regulations of the Board of Governors of the Federal Reserve System, to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

20.15	Borrower Rating

The Borrower Rating assigned to it by Standard & Poor’s is BBB and the Borrower Rating assigned to it by Moody’s is Baa3.

20.16	Sanctions

(a)	No member of the Group is, and, as far as the Borrower is aware, no director or officer of any member of the Group or any Affiliate of any member of the Group is, a Designated Person.

(b)	The Borrower is not incorporated, and does not have its principal place of business, in a Sanctioned Country.

(c)

No member of the Group is owned or controlled by any person that is a Designated Person, where, in relation to any ownership of or through the Borrower and for the purposes of this representation only, “owned” refers only to the amount of share capital of the Borrower as the relevant Sanctions define as constituting ownership if the circumstances are such that that ownership of the Borrower would result in any member of the Group or any Finance Party being in breach of applicable Sanctions.

(d)	The Borrower has instituted and maintains policies and procedures designed to promote and achieve compliance by each member of the Group with applicable Sanctions.

(e)

The revenue of members of the Group attributable to business in Sanctioned Countries as at the date of this Agreement for the financial year ending 31 December 2025 represented not more than 2 per cent. of the consolidated revenue of the Group. The representation in this paragraph (e) is made as at the date of this Agreement only.

(f)

In relation to each Lender that notifies the Facility Agent to this effect (each a “Restricted Bank”), the representations made in this Clause 20.16 shall only apply for the benefit of that Restricted Bank to the extent that this Clause 20.16 would not result in any violation of or liability under Section 7 Foreign Trade and Payments Rules (AWV) (Außenwirtschaftsverordnung) (in connection with Section 4 paragraph 1 a no. 3 German Foreign Trade and Payments Act (AWG) (Außenwirtschaftsgesetz)). In connection with any amendment, waiver, determination or direction relating to any part of this Clause 20.16 of which a Restricted Bank does not have the benefit, the participation in any Loan or Commitment of that Restricted Bank will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made.

20.17	Anti-corruption

(a)	The Borrower has instituted and maintains policies and procedures designed to promote and achieve compliance by each member of the Group with applicable Anti-Corruption Laws.

(b)	Each member of the Group has conducted its business in compliance with applicable Anti-Corruption Laws where failure to do so has or would be reasonably likely to have a Material Adverse Effect.

20.18	Repetition

The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on:

(a)	the date of each Utilisation Request and the first day of each Interest Period;

(b)	in relation to any exercise of the accordion option pursuant to Clause 2.4 (Accordion option) the date of each Accordion Option Request Notice and the Accordion Option Effective Date; and

(c)

in relation to any extension request made pursuant to Clause 9.2 (Extension option), the date of such extension request and the Original Termination Date or, in the case of an extension request requesting a further extension to the Seventh Anniversary, the Sixth Anniversary.

21.	Information Undertakings

The undertakings in this Clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1	Financial Statements

The Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:

(a)

as soon as the same become available, but in any event within 180 days after the end of each of its financial years (beginning with the financial year ending on 31 December 2026) its audited accounts and its audited consolidated accounts for that financial year; and

(b)

as soon as the same become available, but in any event within 90 days after the end of the first half of each of its financial years (beginning with the half financial year ending on 30 June 2026) its unaudited consolidated financial statements for that financial half year.

21.2	Requirements as to financial statements

(a)

Each set of financial statements delivered by the Borrower pursuant to Clause 21.1 (Financial Statements) shall be certified by an authorised officer of the Borrower as fairly representing its financial condition as at the date as at which those financial statements were drawn up.

(b)	The Borrower shall procure that each set of financial statements delivered pursuant to Clause 21.1 (Financial Statements) is prepared using IFRS or GAAP.

21.3	Information: miscellaneous

The Borrower shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents despatched by the Borrower to its shareholders (or any class of them) or to its creditors generally, at the same time as they are despatched;

(b)

promptly upon becoming aware of them, the details of any litigation, investigative, arbitration or administrative proceedings which are current, threatened in writing or pending against any member of the Group, and which are reasonably likely to have a Material Adverse Effect; and

(c)	promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Facility Agent) may reasonably request.

21.4	Notification of default

(a)	The Borrower shall notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)

Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

21.5	Use of websites

(a)

The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the “Website Lenders”) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Facility Agent (the “Designated Website”) if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Borrower and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Borrower and the Facility Agent.

If any Lender (a “Paper Form Lender”) does not agree to the delivery of information electronically then the Facility Agent shall notify the Borrower accordingly and the Borrower shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form.

(b)

The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the Facility Agent.

(c)	The Borrower shall promptly upon becoming aware of its occurrence notify the Facility Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Borrower notifies the Facility Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)

The Facility Agent or any Website Lender (through the Facility Agent) may request one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Borrower shall comply with any such request within 10 Business Days.

21.6	“Know your customer” requirements

(a)	If:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(ii)	any change in the status of the Borrower or the composition of the shareholders of the Borrower after the date of this Agreement; or

(iii)	a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges the Facility Agent, the Swingline Agent or any Lender (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of the Facility Agent, the Swingline Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent or the Swingline Agent (in each case, for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for the Facility Agent, the Swingline Agent, any Lender or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and comply with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)

Each Lender shall promptly upon the request of the Facility Agent or, as the case may be, the Swingline Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent or, as the case may be, the Swingline Agent (in each case, for itself) in order for the Facility Agent or, as the case may be, the Swingline Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(c)

Each Finance Party that is subject to the requirements of the USA Patriot Act hereby notifies the Borrower that, pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Finance Party to identify the Borrower in accordance with the USA Patriot Act. Without prejudice to paragraph (a) above, the Borrower agrees that it shall promptly provide each such Finance Party with such information as it may request in order for such Finance Party to satisfy the requirements of the USA Patriot Act.

(d)

Promptly following any request therefor, the Borrower shall provide information and documentation reasonably requested by the Facility Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

22.	General Undertakings

The undertakings in this Clause 22 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

22.1	Authorisations

The Borrower shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Facility Agent of,

any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document.

22.2	Rating

The Borrower shall within three Business Days of receipt of any letter from a Rating Agency informing it of a change in a Borrower Rating (or of the Borrower ceasing to have a Borrower Rating) notify and forward a copy of such letter to the Facility Agent.

22.3	Compliance with laws

The Borrower shall comply in all respects with all laws (including environmental laws) and licences to which it may be subject, if failure so to comply would be reasonably likely to have a Material Adverse Effect.

22.4	Negative pledge

(a)

The Borrower shall not (and the Borrower shall ensure that none of its subsidiaries will) create or permit to subsist any Security (other than Permitted Security) over any of its assets to secure any Financial Indebtedness.

(b)	For purposes of this Clause, “Permitted Security” means:

(i)

any Security (other than Permitted Security referred to in paragraphs (ii) to (xv) (inclusive) below) over all or any part of, at any particular time and from time to time, the assets of the Borrower and/or any of its subsidiaries which secures, in an aggregate principal amount from time to time, sums not exceeding an amount equal to 10 per cent. of Gross Assets at that time (or its equivalent in any other currency or currencies);

(ii)

any Security over any property acquired, constructed or improved by any member of the Group after the date of this Agreement which is created or assumed contemporaneously with, or within 120 days after, such acquisition, construction or improvement to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement incurred after the date of this Agreement, or (in addition to mortgages contemplated by paragraph (iii) below) Security over any property existing at the time of acquisition thereof;

(iii)

any Security over any property, shares, stock or assets existing at the time of acquisition of a corporation (including, for the avoidance of doubt, any member of the Axalta Group) which is to be consolidated with or merged into, or substantially all of the assets of which are acquired by, any member of the Group;

(iv)

any deposit or pledge of assets (1) with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal from any judgment or decree against any member of the Group, or in connection with other proceedings or actions at law or in equity by or against any member of the Group or (2) with any governmental agency, which deposit or pledge is required or permitted to qualify any member of the Group to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workers compensation, unemployment insurance, old age pensions, social security or other similar matters;

(v)	any Security arising by operation of law and in the ordinary course of trading;

(vi)

any Security created over the whole or any part of the Borrower’s or any of its subsidiaries’ right, title or interest in any goods to secure indebtedness created, incurred or assumed on concessional terms in connection with the supply of those goods or any material part of them from or arranged by any governmental or other similar export credit agency or export-import bank or export-import credit insurer;

(vii)

any Security to secure Project Debt over the project assets and, if the project assets comprise all or substantially all of the business of any relevant member of the Group, the shareholding or other interest of any other members of the Group in that member of the Group;

(viii)

any Security over cash in favour of any financial institution for the purpose of securing any loan made to any of the Borrower’s subsidiaries by such financial institution in circumstances where the commercial intent is for the Borrower to provide a loan to such subsidiary but where a greater economic benefit is derived by the Borrower and its subsidiary by the Borrower creating such Security and by such financial institution making such loan;

(ix)

any Security arising solely by virtue of the maintenance of a bank account by any member of the Group in the ordinary course of business pursuant to the general terms and conditions of the bank with which such account is held;

(x)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(xi)	any payment or close-out netting or set-off arrangement or any Security under a credit support arrangement pursuant to any transaction entered into by a member of the Group for the purpose of:

(A)	hedging any risk to which any member of the Group is exposed in its ordinary course of trading and for non-speculative purposes only; or

(B)	its interest rate or currency management operations which are carried out in the ordinary course of business and for non-speculative purposes only;

(xii)

any Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect of goods supplied to a member of the Group in the ordinary course of business and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any member of the Group;

(xiii)	any Security arising under a sale and lease-back transaction by a member of the Group which is not prohibited under Clause 22.7 (Disposals);

(xiv)

any Security by way of set-off or pledge over bank accounts (in favour of the account-holding bank) arising by operation of law or under standard banking terms and conditions and any other Security arising under the general terms and conditions (algemene bankvoorwaarden) of any member of the Dutch Bankers’ Association (Nederlandse Vereniging van Banken) or any similar terms and conditions applied by a financial institution in the Netherlands; and

(xv)

any Security for the sole purpose of extending, renewing or replacing in whole or in part Indebtedness for Borrowed Money secured by any Security referred to in the foregoing paragraphs (i) to (xiv) (inclusive) or in this paragraph (xv) provided, however, that (A) the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that (B) such extension, renewal or replacement shall be limited to all or a part of the property which secured the Security so extended, renewed or replaced (plus improvements on such property) and (C) the indebtedness so secured meets the relevant criteria in paragraphs (i) to (xiv) above.

22.5	Insurance

The Borrower shall maintain, and shall procure that each of its Principal Subsidiaries maintains, with financially sound and reputable insurers, insurance with respect to its properties and business against such liabilities, casualties and contingencies and of such types and in such amounts as is consistent with prudent business practice.

22.6	Borrowings

(a)	The Borrower will ensure that none of its subsidiaries will incur or allow to remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to:

(i)	any Financial Indebtedness of Akzo Nobel Sweden Finance AB (publ) and of any other subsidiary of the Borrower whose main business is to operate as a finance company for the Group;

(ii)	any Financial Indebtedness owed by a member of the Group to another member of the Group;

(iii)	any Axalta Financial Indebtedness;

(iv)	any Financial Indebtedness arising under any derivative transaction entered into in connection with protection against or benefit from fluctuations in any rate or price;

(v)

any Financial Indebtedness arising under finance or capital leases of vehicles, plant, equipment or computers up to a maximum aggregate outstanding principal amount at any time equal to 10 per cent. of Gross Assets (or its equivalent in any other currency or currencies); or

(vi)

any other Financial Indebtedness of subsidiaries of the Borrower to the extent that the aggregate principal amount of such Financial Indebtedness permitted under this paragraph (vi) does not exceed an amount equal to 10 per cent. of Gross Assets (or its equivalent in any other currency or currencies).

22.7	Disposals

(a)

The Borrower shall not (and the Borrower shall ensure that none of its subsidiaries will) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any asset.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal:

(i)	made in the ordinary course of trading of the disposing entity;

(ii)	of assets in exchange for other assets comparable or superior as to type, value and quality;

(iii)	by one member of the Group to another member of the Group;

(iv)

of assets in connection with any sale and lease-back transaction by a member of the Group provided that any Financial Indebtedness incurred by members of the Group pursuant to such sale and lease-back transactions does not exceed a maximum aggregate outstanding principal amount at any time equal to 10 per cent. of Gross Assets (or its equivalent in any other currency or currencies);

(v)	constituted by Security permitted by this Agreement;

(vi)	of cash not otherwise prohibited by this Agreement;

(vii)	with the prior consent of the Majority Lenders;

(viii)

made or required to be made (or made pursuant to undertakings or commitments given) in connection with remedies imposed by any governmental or regulatory authority in connection with the Contemplated Transaction, provided that such sale, lease, transfer or other disposal is made on market terms;

(ix)

made on arm’s length terms for fair consideration and to the extent that the net proceeds of such sale, lease, transfer or other disposal are reinvested in the business of the Group (whether through acquisitions of similar assets, capital expenditure or otherwise) during the period of 24 Months from the date of such sale, lease, transfer or other disposal. Where only part of the net proceeds of any such sale, lease, transfer or other disposal are so reinvested, the net proceeds that are not so reinvested will use up the applicable portion of the basket referred to in paragraph (x) below; or

(x)

where the consideration receivable (when aggregated with the consideration receivable for any other sale, lease, transfer or other disposal, other than to the extent permitted under paragraphs (i) to (ix) (inclusive) above) does not exceed an amount equal to 10 per cent. of Gross Assets (or its equivalent in any other currency or currencies) in respect of any financial year of the Borrower.

22.8	Change of business

The Borrower shall procure that no substantial change is made to the general nature of the business of the Group taken as a whole from that carried on by the Group at the date of this Agreement provided that no breach of this undertaking shall occur so long as the Group is carrying on any Permitted Business.

22.9	Merger

(a)

The Borrower shall not enter into any amalgamation or merger other than on a solvent basis with another member of the Group and where it is the surviving entity, provided that any merger required in connection with the Contemplated Transaction is permitted to the extent that the Borrower is the surviving entity on completion of the Contemplated Transaction.

(b)

The Borrower shall procure that no member of the Group (other than the Borrower) enters into any amalgamation, demerger, merger or corporate reconstruction which is reasonably likely to have a Material Adverse Effect, provided that any merger required in connection with the Contemplated Transaction is permitted.

22.10	Sanctions

(a)

The Borrower will not (and shall ensure that no other member of the Group will) knowingly, directly or indirectly, (i) use the proceeds of the Facility or (ii) lend, contribute or otherwise make available such proceeds to any member of the Group, joint venture partner or other person (each a “Relevant Transaction”) to fund any activities or business of or with any person where, at the time of such funding, such Relevant Transaction would be in breach of applicable Sanctions.

(b)

In relation to each Lender that notifies the Facility Agent to this effect (each a “Restricted Bank”), the undertakings made in this Clause 22.10 shall only apply for the benefit of that Restricted Bank to the extent that this Clause 22.10 would not result in any violation of or liability under Section 7 Foreign Trade and Payments Rules (AWV) (Außenwirtschaftsverordnung) (in connection with Section 4 paragraph 1 a no. 3 German Foreign Trade and Payments Act (AWG) (Außenwirtschaftsgesetz)). In connection with any amendment, waiver, determination or direction relating to any part of this Clause 22.10 of which a Restricted Bank does not have the benefit, the participation in any Loan or Commitment of that Restricted Bank will be excluded for the purpose of determining whether the consent of the Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made.

22.11	Anti-Corruption Laws

The Borrower will not (and shall ensure that no other member of the Group will) knowingly, directly or indirectly, use the proceeds of the Facility for any purpose which, at the time of such use, would be in breach of any applicable Anti-Corruption Laws.

22.12	Anti-boycott

(a)

Any provision of Clause 20.16 (Sanctions) or Clause 22.10 (Sanctions) shall not apply to or in favour of any person if and to the extent that it would result in a breach, by or in respect of that person, of any applicable Blocking Law.

(b)	For the purposes of this Clause 22.12, “Blocking Law” means;

(i)	any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996 (or any law or regulation implementing such Regulation in any member state of the European Union); or

(ii)	any provision of Council Regulation (EC) No 2271/1996 of 22 November 1996, as it forms part of domestic law of the United Kingdom.

23.	Events of Default

Each of the events or circumstances set out in Clause 23 is an Event of Default.

23.1	Non-payment

The Borrower does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by

(i)	administrative or technical error; or

(ii)	a Disruption Event; and

(b)	payment is made within five Business Days of its due date.

23.2	Other obligations

(a)	The Borrower does not comply with any provision of the Finance Documents (other than those referred to in Clause 23.1 (Non-payment)).

(b)

No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 30 days of the earlier of (i) the Facility Agent giving notice to the Borrower and (ii) the Borrower becoming aware of the failure to comply.

23.3	Misrepresentation

Any representation or statement made or deemed to be made by the Borrower in the Finance Documents or any other document delivered by or on behalf of the Borrower under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made (and, if capable of remedy, the event or circumstance giving rise to the representation or statement being incorrect or misleading is not remedied within 30 days of the earlier of (i) the Facility Agent giving notice to the Borrower and (ii) the Borrower becoming aware of the representation or statement being incorrect or misleading).

23.4	Cross default

(a)

Any Financial Indebtedness of the Borrower or any of its subsidiaries is not paid when due nor within any originally applicable grace period in any agreement relating to that indebtedness and such non-payment is not remedied promptly after such non-payment has come to the notice of the Borrower and in any event, within six Business Days after such non-payment has come to the notice of the Borrower.

(b)

Any Financial Indebtedness of the Borrower or any of its subsidiaries is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	No Event of Default will occur under this Clause 23.4 if the aggregate amount of Financial Indebtedness falling within paragraphs (a) and (b) above does not exceed:

(i)	prior to the date of completion of the Contemplated Transaction, EUR 80,000,000 (or its equivalent in any other currency or currencies); and

(ii)	from and including the date of completion of the Contemplated Transaction, EUR 160,000,000 (or its equivalent in any other currency or currencies).

23.5	Insolvency

(a)

The Borrower or any of its Principal Subsidiaries is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

(b)	A moratorium is declared in respect of any indebtedness of the Borrower or any of its Principal Subsidiaries.

23.6	Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)

the suspension of payments, a moratorium of any indebtedness, bankruptcy, winding up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Borrower or any Principal Subsidiary other than a solvent liquidation or reorganisation of a Principal Subsidiary;

(b)	a composition, assignment or arrangement with any creditor of the Borrower or any Principal Subsidiary;

(c)

the appointment of a liquidator (other than in respect of a solvent liquidation of a Principal Subsidiary), receiver, administrator, administrative receiver, bankruptcy trustee, compulsory manager or other similar officer in respect of the Borrower or any Principal Subsidiary or all or a material part of its assets; or

(d)	enforcement of any Security over all or any material part of the assets of the Borrower or any Principal Subsidiary,

or any analogous procedure or step is taken in any jurisdiction.

This Clause 23.6 shall not apply to any proceedings which are frivolous or vexatious or proceedings which are being contested in good faith and which are discharged, stayed or dismissed within 30 days of commencement.

23.7	Creditors’ process

Other than in respect of any Project Ichthys Event, any expropriation, attachment, sequestration, distress or execution affects all or any material part of the assets of the Borrower or any Principal Subsidiary and is not discharged, stayed or dismissed within 30 days.

23.8	Unlawfulness

It is or becomes unlawful for the Borrower to perform any of its obligations under the Finance Documents.

23.9	Repudiation

The Borrower repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

23.10	Ceasing to carry on business

The Borrower ceases to carry on its business.

23.11	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	cancel the Total Commitments whereupon they shall immediately be cancelled;

(b)

declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent on the instructions of the Majority Lenders.

SECTION 8

CHANGES TO PARTIES

24.	Changes to the Lenders

24.1	Assignments and transfers by the Lenders

Subject to this Clause 24, a Lender (the “Existing Lender”) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the “New Lender”) provided that if such assignment or transfer is of part only of such Existing Lender’s rights and/or obligations hereunder, such assignment or transfer is in a minimum amount of EUR 10,000,000 or the equivalent thereof.

24.2	Conditions of assignment or transfer

(a)

The prior written consent of the Borrower is required for an assignment or transfer by an Existing Lender, unless the assignment or transfer is (i) to another Lender or an Affiliate of the Lender or (ii) to be made whilst an Event of Default is continuing.

(b)

The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Existing Lender has requested it unless consent is expressly refused by the Borrower within that time.

(c)

An assignment will only be effective on receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender.

(d)

The Facility Agent is not obliged to execute an Assignment Agreement or a Transfer Certificate or otherwise give effect to an assignment or transfer until it has completed, and has received confirmation that the Swingline Agent has completed, all “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment or transfer. The Facility Agent must promptly notify the Existing Lender and the New Lender if there are any such requirements.

(e)	A transfer will only be effective if the procedure set out in Clause 24.5 (Procedure for transfer) is complied with.

(f)

Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

(g)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)

as a result of circumstances existing at the date the assignment, transfer or change occurs, the Borrower would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 15 (Tax Gross Up and Indemnities) or Clause 16 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(h)

If, on the date of an Assignment Agreement or a Transfer Certificate, it is a requirement of Dutch law that each Lender must be a Professional Market Party on the date the assignment or transfer becomes effective, the New Lender must make the declarations and representations set out in paragraph 7 of the form of Assignment Agreement set out in Schedule 5 (Form of Assignment Agreement) or paragraph 4 of the form of Transfer Certificate set out in Schedule 4 (Form of Transfer Certificate) (as applicable) unless it is a Deemed PMP.

24.3	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of EUR [***].

24.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of the Borrower;

(iii)	the performance and observance by the Borrower of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)

will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 24; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by the Borrower of its obligations under the Finance Documents or otherwise.

24.5	Procedure for transfer

(a)

Subject to the conditions set out in Clause 24.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph (b) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	Subject to Clause 24.10 (Pro rata interest settlement), on the Transfer Date:

(i)

to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Borrower and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)

each of the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;

(iii)

the Facility Agent, the Swingline Agent, each Arranger, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Swingline Agent, each Arranger and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a “Lender”.

24.6	Procedure for assignment

(a)

Subject to the conditions set out in Clause 24.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	Subject to Clause 24.10 (Pro rata interest settlement), on the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)

the Existing Lender will be released by the Borrower and the other Finance Parties from the obligations owed by it (the “Relevant Obligations”) and expressed to be the subject of the release in the Assignment Agreement; and

(iii)	the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations.

(c)

Lenders may utilise procedures other than those set out in this Clause 24.6 to assign their rights under the Finance Documents (but not, without the consent of the Borrower or unless in accordance with Clause 24.5 (Procedure for transfer), to obtain a release by the Borrower from the obligations owed to the Borrower by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 24.2 (Conditions of assignment or transfer).

24.7	Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement or an Increase Confirmation, send to the Borrower a copy of that Transfer Certificate, Assignment Agreement or Increase Confirmation.

24.8	Sub-participation

(a)

A Lender may sub-participate or otherwise sub-contract any of its rights and/or obligations to another person (a “Sub-participation”) in accordance with this Clause 24.8 but not otherwise, provided that the Lender remains liable under the Finance Documents for each such obligation.

(b)

The prior written consent of the Borrower is required for a Sub-participation by a Lender, unless (i) the Sub-participation is with another Lender or an Affiliate of a Lender, (ii) the Sub-participation is on a non-voting basis, or (iii) an Event of Default is continuing.

(c)

The consent of the Borrower to a Sub-participation must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent five Business Days after the Lender has requested it unless consent is expressly refused by the Borrower within that time.

24.9	Security over Lenders’ rights

In addition to the other rights provided to the Lenders under this Clause 24, each Lender may without consulting with or obtaining consent from the Borrower, at any time, charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)

in the case of a Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of such holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)

release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)

require any payments to be made by the Borrower other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

24.10	Pro rata interest settlement

(a)

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 24.5 (Procedure for transfer) or any assignment pursuant to Clause 24.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)

any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period; and

(ii)	the rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the Existing Lender; and

(B)

the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 24.10, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this Clause 24.10 references to “Interest Period” shall be construed to include a reference to any other period for accrual of fees.

(c)

An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 24.10 but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.

25.	CRR IV and Dutch FMSA

If at the time of assignment or transfer by an Existing Lender:

(a)

(i)

the European Commission has not yet published a delegated act clarifying the definition of credit institution and the term “public” (as referred to in Article 4.1(1) of CRR IV) or no interpretation is available yet from a competent authority of the term “public” (as referred to in Article 4.1(1) of CRR IV); and

(ii)

the assignment or transfer does not include an amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies) (or such amount as may be required from time to time under the Dutch FMSA), the New Lender shall confirm that, on the date upon which the assignment or transfer to it takes effect, it is a Professional Market Party and the New Lender shall notify the Finance Parties and the Borrower promptly if it ceases to be a Professional Market Party; or

(b)

(i)

(A)	the European Commission has published a delegated act clarifying the definition of credit institution and the term “public” (as referred to in Article 4.1(1) of CRR IV); or

(B)	an interpretation is available from a competent authority of the term “public” (as referred to in Article 4.1(1) of CRR IV); and

(ii)

the assignment or transfer does not include an amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies) (or such minimum amount, if any, as may be required from time to time under the Dutch FMSA for the New Lender not to be considered part of the public under an clarification as referred to under paragraph (i)(A) above or an interpretation as referred to under (i)(B)) above, the New Lender shall confirm that it is not to be considered part of the public on the basis of such delegated act or interpretation and the New Lender shall notify the Finance Parties and the Borrower promptly if it is to be considered part of the public on the basis of such delegated act or interpretation.

26.	No Assignment or Transfer by Borrower

The Borrower may not assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

SECTION 9

THE FINANCE PARTIES

27.	Role of the Facility Agent, the Swingline Agent and the Arrangers

27.1	Appointment of the Facility Agent and the Swingline Agent

(a)	Each of the Arrangers and the Lenders appoints each of the Facility Agent and the Swingline Agent to act as its agent under and in connection with the Finance Documents.

(b)

Each of the Arrangers and the Lenders authorises each of the Facility Agent and the Swingline Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to it under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

27.2	Instructions

(a)	Each of the Facility Agent and the Swingline Agent shall:

(i)

unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Facility Agent or Swingline Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with paragraph (i) above.

(b)

Each of the Facility Agent and the Swingline Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. Each of the Facility Agent or Swingline Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)

Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Facility Agent or Swingline Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)

Each of the Facility Agent and the Swingline Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, each of the Facility Agent and the Swingline Agent may act (or refrain from acting) as it considers to be in the best interest of the Lenders.

(f)

Each of the Facility Agent and the Swingline Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document.

27.3	Duties of the Facility Agent and the Swingline Agent

(a)	Each of the Facility Agent and the Swingline Agent shall promptly forward to a Party the original or a copy of any document which is delivered to it for that Party by any other Party.

(b)

Without prejudice to Clause 24.7 (Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Borrower), paragraph (a) above shall not apply to any Transfer Certificate, any Assignment Agreement or any Increase Confirmation.

(c)

Except where a Finance Document specifically provides otherwise, neither the Facility Agent nor the Swingline Agent is obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.

(e)

If the Facility Agent or the Swingline Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent, Swingline Agent, or the Arrangers) under this Agreement it shall promptly notify the other Finance Parties.

(f)

The Facility Agent shall provide to the Borrower, within five Business Days of a request by the Borrower a list (which may be in electronic form) setting out the names of the Lenders as at that Business Day, their respective Commitments, the address and e-mail address (and the department or officer, if any, for whose attention any communication is to be made) of each Lender for any communication to be made or document to be delivered under or in connection with the Finance Documents, the e-mail address and/or any other information required to enable the sending and receipt of information by e-mail or other electronic means to and by each Lender to whom any communication under or in connection with the Finance Documents may be made by that means and the account details of each Lender for any payment to be distributed by the Facility Agent to that Lender under the Finance Documents.

(g)	Each of the Facility Agent’s and the Swingline Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(h)	The Facility Agent or, as the case may be, the Swingline Agent will promptly notify the other Parties if it becomes an Impaired Agent.

(i)

The Facility Agent or, as the case may be, the Swingline Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

27.4	Role of the Arrangers

Except as specifically provided in the Finance Documents, the Arrangers have no obligations of any kind to any other Party under or in connection with any Finance Document.

27.5	No fiduciary duties

(a)	Nothing in any Finance Document constitutes the Facility Agent, the Swingline Agent, or any Arrangers as a trustee or fiduciary of any other person.

(b)	None of the Facility Agent, the Swingline Agent, nor any Arranger shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

27.6	Business with the Group

The Facility Agent, the Swingline Agent and the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

27.7	Rights and discretions of the Facility Agent and the Swingline Agent

(a)	Each of the Facility Agent and the Swingline Agent may rely on:

(i)	any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised;

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Lenders or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, that those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that this the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	Each of the Facility Agent and the Swingline Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 23.1 (Non-payment);

(ii)	any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised; and

(iii)	any notice or request made by the Borrower (other than a Utilisation Request) is made on behalf of and with the consent and knowledge of the Borrower.

(c)

Each of the Facility Agent and the Swingline Agent may engage and pay for the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts if the Facility Agent or, as the case may be, the Swingline Agent in its reasonable opinion deems this to be necessary.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Facility Agent or, as the case may be, the Swingline Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Facility Agent or the Swingline Agent (and so separate from any lawyers instructed by the Lenders) if the Facility Agent or the Swingline Agent in its reasonable opinion deems this to be necessary.

(e)

Each of the Facility Agent and the Swingline Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Facility Agent, the Swingline Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	Each of the Facility Agent and the Swingline Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)

Unless a Finance Document expressly provides otherwise, each of the Facility Agent and the Swingline Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)

Without prejudice to the generality of paragraph (g) above, the Facility Agent may disclose the identity of a Defaulting Lender to the other Finance Parties and the Borrower and shall promptly disclose the same upon the written request of the Borrower or the Majority Lenders.

(i)

Notwithstanding any other provision of any Finance Document to the contrary, none of the Facility Agent, the Swingline Agent, nor any of the Arrangers are obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(j)

Notwithstanding any provision of any Finance Document to the contrary, the Facility Agent or, as the case may be, Swingline Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

27.8	Responsibility for documentation

None of the Facility Agent, the Swingline Agent, nor any Arranger is responsible or liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Facility Agent, the Swingline Agent, any Arranger, the Borrower or any other person in or in connection with any Finance Document or the Information Package or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under, or in connection with any Finance Document; or

(c)

any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

27.9	No duty to monitor

Neither of the Facility Agent or the Swingline Agent shall be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

27.10	Exclusion of liability

(a)

Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Facility Agent or the Swingline Agent), the Facility Agent and the Swingline Agent will not be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or

(iii)

without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation, for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent or the Swingline Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Facility Agent or, as the case may be, the Swingline Agent) may take any proceedings against any officer, employee or agent of the Facility Agent or, as the case may be, the Swingline Agent in respect of any claim it might have against the Facility Agent or, as the case may be, the Swingline Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Facility Agent or, as the case may be, the Swingline Agent may rely on this Clause and enforce its terms under the Contracts (Rights of Third Parties) Act 1999.

(c)

Neither the Facility Agent nor the Swingline Agent will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Facility Agent or, as the case may be, the Swingline Agent if the Facility Agent or, as the case may be, the Swingline Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent or, as the case may be, the Swingline Agent for that purpose.

(d)	Nothing in this Agreement shall oblige the Facility Agent, the Swingline Agent, or the Arrangers to carry out:

(i)	any “know your customer” or other checks in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender.

on behalf of any Lender and each Lender confirms to the Facility Agent, the Swingline Agent, and the Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent, the Swingline Agent or the Arrangers.

(e)

Without prejudice to any provision of any Finance Document excluding or limiting the Facility Agent’s or Swingline Agent’s liability, any liability of the Facility Agent or Swingline Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Facility Agent or Swingline Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Facility Agent or, as the case may be, Swingline Agent at any time which increase the amount of that loss. In no event shall the Facility Agent or, as the case may be, Swingline Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Facility Agent or, as the case may be, Swingline Agent has been advised of the possibility of such loss or damages.

27.11	Lenders’ indemnity to the Facility Agent

Without limiting the liability of the Borrower under the Finance Documents, each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Facility Agent (otherwise than by reason of the Facility Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 30.11 (Disruption to payment systems etc.), notwithstanding the Facility Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by the Borrower pursuant to a Finance Document).

27.12	Resignation of the Facility Agent and the Swingline Agent

(a)

Each of the Facility Agent and the Swingline Agent may resign and appoint one of its Affiliates acting through an office in the United Kingdom as successor by giving notice to the other Lenders and the Borrower.

(b)

Alternatively each of the Facility Agent and the Swingline Agent may resign by giving 30 days’ notice to the Lenders and the Borrower, in which case the Majority Lenders may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed), appoint a successor Facility Agent or, as the case may be, Swingline Agent.

(c)

If the Majority Lenders have not appointed a successor Facility Agent or, as the case may be, successor Swingline Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent or, as the case may be, retiring Swingline Agent (in each case, with the consent of the Borrower) may appoint a successor Facility Agent or, as the case may be, successor Swingline Agent acting through an office in the United Kingdom.

(d)

The retiring Facility Agent or, as the case may be, retiring Swingline Agent shall, at its own cost, make available to the successor Facility Agent or, as the case may be, successor Swingline Agent such documents and records and provide such assistance as the successor Facility Agent or, as the case may be, successor Swingline Agent may reasonably request for the purposes of performing its functions as Facility Agent or, as the case may be, Swingline Agent under the Finance Documents.

(e)	The Facility Agent’s or, as the case may be, the Swingline Agent’s resignation notice shall only take effect upon the appointment of a successor.

(f)

Upon the appointment of a successor, the retiring Facility Agent or, as the case may be, retiring Swingline Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (e) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Facility Agent and the Swingline Agent) and this Clause 27.12 (and any agency fees for the account of the retiring Facility Agent or, as the case may be, Swingline Agent shall cease to accrue from (and shall be payable on) that date). Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)

After consultation with the Borrower, the Majority Lenders may, by notice to the Facility Agent or, as the case may be, the Swingline Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent or the Swingline Agent (as applicable) shall resign in accordance with paragraph (b) above.

(h)

The Facility Agent or, as the case may be, Swingline Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent or Swingline Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent or, as the case may be, Swingline Agent under the Finance Documents, either:

(i)

the Facility Agent or, as the case may be, Swingline Agent fails to respond to a request under Clause 15.7 (FATCA Information) and the Borrower or a Lender reasonably believes that the Facility Agent or, as the case may be, Swingline Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Facility Agent or, as the case may be, Swingline Agent pursuant to Clause 15.7 (FATCA Information) indicates that the Facility Agent or, as the case may be, Swingline Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)

the Facility Agent or, as the case may be, Swingline Agent notifies the Borrower and the Lenders that the Facility Agent or, as the case may be, Swingline Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Borrower or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent or, as the case may be, Swingline Agent were a FATCA Exempt Party, and the Borrower or that Lender, by notice to the Facility Agent or, as the case may be, Swingline Agent, requires it to resign.

27.13	Replacement of the Facility Agent and the Swingline Agent

(a)

The Majority Lenders may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed), by giving 30 days’ notice to the Facility Agent or, as the case may be, the Swingline Agent (or, at any time the Facility Agent or, as the case may be, the Swingline Agent is an Impaired Agent, by giving any shorter notice determined by the Majority Lenders) replace the Facility Agent or, as the case may be, the Swingline Agent by appointing a successor Facility Agent or, as the case may be, successor Swingline Agent.

(b)

The retiring Facility Agent or, as the case may be, retiring Swingline Agent shall (at its own cost if it is an Impaired Agent and otherwise at the expense of the Lenders) make available to the successor Facility Agent or, as the case may be, successor Swingline Agent such documents and records and provide such assistance as the successor Facility Agent or, as the case may be, successor Swingline Agent may reasonably request for the purposes of performing its functions as Facility Agent or, as the case may be, Swingline Agent under the Finance Documents.

(c)

The appointment of the successor Facility Agent or, as the case may be, successor Swingline Agent, shall take effect on the date specified in the notice from the Majority Lenders to the retiring Facility Agent or, as the case may be, retiring Swingline Agent. As from this date, the retiring Facility Agent or, as the case may be, retiring Swingline Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (b) above) but shall remain entitled to the benefit of Clause 17.3 (Indemnity to the Facility Agent and the Swingline Agent) and this Clause 27.13 (and any agency fees for the account of the retiring Facility Agent or, as the case may be, retiring Swingline Agent shall cease to accrue from (and shall be payable on) that date, save as otherwise agreed in a Fee Letter).

(d)

Any successor Facility Agent or, as the case may be, successor Swingline Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

27.14	Confidentiality

(a)

In acting as agent for the Finance Parties, each of the Facility Agent and the Swingline Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by another division or department of the Facility Agent or, as the case may be, the Swingline Agent, it may be treated as confidential to that division or department and the Facility Agent or, as the case may be, the Swingline Agent shall not be deemed to have notice of it.

27.15	Relationship with the Lenders

(a)

Subject to Clause 24.10 (Pro rata interest settlement), each of the Facility Agent and the Swingline Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Facility Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)

Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, e-mail address and (where communication by e-mail or other electronic means is permitted under this Agreement) e-mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, e-mail address (or such other information), department and officer by that Lender for the purposes of Clause 32.2 (Addresses) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

27.16	Credit appraisal by the Lenders

(a)

Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to the Facility Agent, the Swingline Agent, and the Arrangers that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(i)	the financial condition, status and nature of each member of the Group;

(ii)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(iii)

whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(iv)

the adequacy, accuracy and/or completeness of the Information Package and any other information provided by the Facility Agent, the Swingline Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

27.17	Facility Agent’s management time

If an Event of Default is continuing, any amount payable to the Facility Agent under Clause 17.3 (Indemnity to the Facility Agent and the Swingline Agent), Clause 19 (Costs and expenses) and Clause 27.11 (Lenders’ indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Facility Agent under Clause 14 (Fees).

27.18	Deduction from amounts payable by the Facility Agent and the Swingline Agent

If any Party owes an amount to the Facility Agent or, as the case may be, the Swingline Agent under the Finance Documents the Facility Agent or, as the case may be, the Swingline Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent or, as the case may be, the Swingline Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

27.19	Amounts paid in error

(a)

If the Facility Agent or, as the case may be, the Swingline Agent pays an amount to another Party and within 5 Business Days of the date of payment the Facility Agent or, as the case may be, the Swingline Agent notifies that Party that such payment was an Erroneous Payment then the Party to whom that amount was paid by the Facility Agent or, as the case may be, the Swingline Agent shall on demand refund the same to the Facility Agent or, as the case may be, the Swingline Agent.

(b)	Neither:

(i)	the obligations of any Party to the Facility Agent or, as the case may be, the Swingline Agent; nor

(ii)	the remedies of the Facility Agent or, as the case may be, the Swingline Agent,

(whether arising under this Clause 27.19 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Facility Agent or, as the case may be, the Swingline Agent or any other Party).

(c)

All payments to be made by a Party to the Facility Agent or, as the case may be, the Swingline Agent (whether made pursuant to this Clause 27.19 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

27.20	Delegation by the Facility Agent and the Swingline Agent

(a)

Each of the Facility Agent and the Swingline Agent, may, at any time, with the prior written consent of the Borrower, delegate by power of attorney or otherwise to any person for any period, all or any right, power, authority or discretion vested in it in its capacity as such.

(b)

That delegation may be made upon any terms and conditions (including the power to sub-delegate) and subject to any restrictions that the Facility Agent or the Swingline Agent (as the case may be) may, in its discretion, think fit in the interests of the Finance Parties.

(c)

Neither the Facility Agent nor the Swingline Agent shall be bound to supervise, or be in any way responsible for any damages, costs or losses incurred by reason of any misconduct, omission or default on the part of, any such delegate save to the extent caused by their gross negligence or willful misconduct.

28.	Conduct of Business by the Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

29.	Sharing among the Finance Parties

29.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from the Borrower other than in accordance with Clause 30 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent or, as the case may be, the Swingline Agent;

(b)

the Facility Agent or the Swingline Agent (as applicable) shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent or the Swingline Agent (as applicable) and distributed in accordance with Clause 30 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent or the Swingline Agent (as applicable) in relation to the receipt, recovery or distribution; and

(c)

the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent or, as the case may be, the Swingline Agent, pay to the Facility Agent or, as the case may be, the Swingline Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Facility Agent or, as the case may be, the Swingline Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 30.6 (Partial payments).

29.2	Redistribution of payments

The Facility Agent or, as the case may be, the Swingline Agent shall treat the Sharing Payment as if it had been paid by the Borrower and distribute it between the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 30.6 (Partial payments) towards the obligations of the Borrower to the Sharing Finance Parties.

29.3	Recovering Finance Party’s rights

On a distribution by the Facility Agent or, as the case may be, the Swingline Agent under Clause 29.2 (Redistribution of payments) of a payment received by a Recovering Finance Party, as between the Borrower and the Recovering Finance Party an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by the Borrower.

29.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)

each Sharing Finance Party shall, upon request of the Facility Agent or, as the case may be, the Swingline Agent, pay to the Facility Agent or, as the case may be, the Swingline Agent for account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the Borrower and each relevant Sharing Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by the Borrower.

29.5	Exceptions

(a)	This Clause 29 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the Borrower.

(b)

A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)

that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 10

ADMINISTRATION

30.	Payment Mechanics

30.1	Payments to the Facility Agent and the Swingline Agent

(a)

On each date on which the Borrower or a Lender is required to make a payment under a Finance Document, the Borrower or Lender shall make the same available to the Facility Agent or, as the case may be, the Swingline Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent or, as the case may be, the Swingline Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)

Payment shall be made to such account in the principal financial centre of the country of that currency (or, in relation to euro, in a principal financial centre in a Participating Member State or London) with such bank as the Facility Agent or, as the case may be, the Swingline Agent specifies.

30.2	Distributions by the Facility Agent and the Swingline Agent

Each payment received by the Facility Agent or, as the case may be, the Swingline Agent under the Finance Documents for another Party shall, subject to Clause 30.3 (Distributions to the Borrower) and Clause 30.4 (Clawback)) be made available by the Facility Agent or, as the case may be, the Swingline Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent or, as the case may be, the Swingline Agent by not less than five Business Days’ notice with a bank in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London).

30.3	Distributions to the Borrower

The Facility Agent or, as the case may be, the Swingline Agent may (with the consent of the Borrower or in accordance with Clause 31 (Set-Off)) apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

30.4	Clawback

(a)

Where a sum is to be paid to the Facility Agent or, as the case may be, the Swingline Agent under the Finance Documents for another Party, the Facility Agent or, as the case may be, the Swingline Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Facility Agent or, as the case may be, the Swingline Agent pays an amount to another Party and it proves to be the case that the Facility Agent or, as the case may be, the Swingline Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent or, as the case may be, the Swingline Agent shall on demand refund the same to the Facility Agent or, as the case may be, the Swingline Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent or, as the case may be, the Swingline Agent, calculated by the Facility Agent or, as the case may be, the Swingline Agent to reflect its cost of funds.

30.5	Impaired Agent

(a)

If, at any time, the Facility Agent or, as the case may be, the Swingline Agent becomes an Impaired Agent, the Borrower or a Lender which is required to make a payment under the Finance Documents to the Facility Agent or, as the case may be, the Swingline Agent in accordance with Clause 30.1 (Payments to the Facility Agent) may instead pay that amount direct to the required recipient or the Party making the payment (the “Paying Party”) may pay that amount to an interest bearing account held with an Acceptable Bank and in relation to which no Insolvency Event has occurred and is continuing, in the name of the Borrower or the Lender making the payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Finance Documents (the “Recipient Party” or “Recipient Parties”). In each case such payments must be made on the due date for payment under the Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the Recipient Parties pro rata to their respective entitlements.

(c)

A Party which has made a payment in accordance with this Clause 30.5 shall be discharged of the relevant payment obligation under the Finance Documents and shall not take any credit risk with respect to any amounts standing to the credit of the trust account.

(d)

If a Lender makes a payment into a trust account pursuant to paragraph (a) above to which the Borrower is beneficially entitled, the Lender shall promptly notify the Borrower directly. Promptly upon request by the Borrower, and to the extent that it has been provided with the necessary information by the Borrower, the Lender shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the Borrower.

(e)

Promptly upon the appointment of a successor Facility Agent or, as the case may be, successor Swingline Agent in accordance with Clause 27.13 (Replacement of the Facility Agent), and without prejudice to paragraph (d) above, each Paying Party shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Facility Agent or, as the case may be, successor Swingline Agent for distribution to the Recipient Parties in accordance with Clause 30.2 (Distributions by the Facility Agent).

30.6	Partial payments

(a)

Subject to Clause 8.7 (Partial payments), if the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of the Borrower under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Facility Agent under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Facility Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by the Borrower.

30.7	No set-off by Borrower

All payments to be made by the Borrower under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

30.8	Business Days

(a)

Any payment under any Finance Document which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

30.9	Currency of account

(a)	Subject to paragraphs (b) to (e) below, the Base Currency is the currency of account and payment for any sum due from the Borrower under any Finance Document.

(b)	A repayment of a Loan or Unpaid Sum or a part of a Loan or Unpaid Sum shall be made in the currency in which that Loan or Unpaid Sum is denominated on its due date.

(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than the Base Currency shall be paid in that other currency.

30.10	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

30.11	Disruption to payment systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by the Borrower that a Disruption Event has occurred:

(a)

the Facility Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of a Facility as the Facility Agent may deem necessary in the circumstances;

(b)

the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(c)

any such changes agreed upon by the Facility Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 36 (Amendments and Waivers);

(d)

the Facility Agent shall not be liable for any damages, costs or losses whatsoever arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 30.11; and

(e)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (c) above.

31.	Set-Off

A Finance Party may set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

32.	Notices

32.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by letter or, subject to Clause 32.6 (Electronic communication), e-mail.

32.2	Addresses

The address and e-mail address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of the Borrower, that identified with its name on the signing pages to this Agreement;

(b)

in the case of each Lender, that notified in writing to the Facility Agent on or prior to the date on which it becomes a Party to this Agreement (or, in the case of (i) a New Lender, at the end of the Assignment Agreement or Transfer Certificate to which it is party as a New Lender and (ii) an Increase Lender, at the end of the Increase Confirmation to which it is party as an Increase Lender); and

(c)	in the case of the Facility Agent and the Swingline Agent, that identified with its name on the signing pages to this Agreement;

or any substitute address, e-mail address or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days’ written notice.

32.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

(i)

if by way of letter, when it has been left at the relevant address or, as the case may be, five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

(ii)	if by way of e-mail, when a delivery receipt is received by the sender confirming that the e-mail has been delivered to the recipient’s correct e-mail address;

and, if a particular department or officer is specified as part of its address details provided under Clause 32.2 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Facility Agent or the Swingline Agent will be effective only when actually received by the Facility Agent or, as the case may be, the Swingline Agent and then only if it is expressly marked for the attention of the department or officer identified with the Facility Agent’s or, as the case may be, the Swingline Agent’s signature below (or any substitute department or officer as the Facility Agent or, as the case may be, the Swingline Agent shall specify for this purpose).

(c)	All notices from or to the Borrower shall be sent through the Facility Agent.

32.4	Notification of address and e-mail address

Promptly upon receipt of notification of an address or e-mail address or change of address or e-mail address pursuant to Clause 32.2 (Addresses) or changing its own address or e-mail address, the Facility Agent shall notify the other Parties.

32.5	Communication when Facility Agent and/or the Swingline Agent is Impaired Agent

If the Facility Agent or, as the case may be, the Swingline Agent is an Impaired Agent the Parties may, instead of communicating with each other through the Facility Agent or, as the case may be, the Swingline Agent, communicate with each other directly and (while the Facility Agent or, as the case may be, the Swingline Agent is an Impaired Agent) all the provisions of the Finance Documents which require communications to be made or notices to be given to or by the Facility Agent or, as the case may be, the Swingline Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Facility Agent or, as the case may be, replacement Swingline Agent has been appointed.

32.6	Electronic communication

(a)

Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by e-mail or other electronic means (including, without limitation, by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their e-mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)

Any such electronic communication as specified in paragraph (a) above to be made between the Borrower and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication.

(c)

Any such electronic communication as specified in paragraph (a) above made between any two Parties will be effective only when actually received (or made available) in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(d)

Any electronic communication which becomes effective, in accordance with paragraph (c) above, after 5:00 p.m. in the place in which the Party to whom the relevant communication is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)	Any reference in a Finance Document to a communication being sent or received shall be construed to include that communication being made available in accordance with this Clause 32.6.

32.7	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)

if not in English, accompanied by a certified English translation (certified by an officer of the person making or delivering the same) and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

33.	Calculations and Certificates

33.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

33.2	Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

33.3	Day count convention and interest calculation

(a)	Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:

(i)	on the basis of the actual number of days elapsed and a year of 360 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and

(ii)	subject to paragraph (b) below, without rounding.

(b)	The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by the Borrower under a Finance Document shall be rounded to 2 decimal places.

34.	Partial Invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

35.	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

36.	Amendments and Waivers

36.1	Required consents

(a)

Subject to Clause 36.2 (Exceptions) and Clause 36.5 (Excluded Commitments), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause.

(c)	Clause 24.10(c) (Pro rata interest settlement) shall apply to this Clause 36.

36.2	Exceptions

(a)	An amendment or waiver which relates to:

(i)	the definition of “Majority Lenders” in Clause 1.1 (Definitions);

(ii)	an extension to the date of payment of any amount under the Finance Documents;

(iii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iv)	an increase in or an extension of any Commitment;

(v)	a change to the Borrower;

(vi)	any provision which expressly requires the consent of all the Lenders; or

(vii)	Clause 2.6 (Finance Parties’ rights and obligations), Clause 9.2 (Extension option), Clause 24 (Changes to the Lenders) or this Clause 36 shall, subject to Clause 36.3 (Changes to reference rates), Clause 36.4 (Disenfranchisement of Defaulting Lenders) and Clause 36.5 (Excluded Commitments), not be made without the prior consent of all the Lenders.

(b)

An amendment or waiver which relates to the rights or obligations of the Facility Agent, the Swingline Agent or the Arrangers may not be effected without the consent of the Facility Agent, the Swingline Agent or the Arrangers.

36.3	Changes to reference rates

(a)

Subject to paragraph (b) of Clause 36.2 (Exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Reference Rate in relation to that currency in place of that Published Rate; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Reference Rate;

(B)

enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Reference Rate;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate ; or

(E)

adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Borrower.

(b)

An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Compounded Rate Loan in any currency under this Agreement to any recommendation of a Relevant Nominating Body which:

(i)	relates to the use of the RFR for that currency on a compounded basis in the international or any relevant domestic syndicated loan markets; and

(ii)	is issued on or after the date of this Agreement,

may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Borrower.

(c)

If any Lender fails to respond to a request for a consent, waiver or amendment described in paragraph (a) or (b) above within 15 Business Days (or such longer time period in relation to any request which the Borrower and the Facility Agent may agree) of that request being made:

(i)

its Commitment(s) shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of Total Commitments has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

36.4	Disenfranchisement of Defaulting Lenders

(a)

For so long as a Defaulting Lender has any Available Commitment, in ascertaining the Majority Lenders or whether any given percentage (including, without limitation, unanimity) of the Total Commitments or whether the approval of all Lenders has been obtained in relation to any request for a consent, waiver, amendment or other vote under the Finance Documents:

(i)	that Defaulting Lender’s Revolving Facility Commitment will be reduced by the amount of its Available Commitment; and

(ii)	that Defaulting Lender will not be treated as a Lender for the purposes of paragraph (a) of Clause 36.2 (Exceptions) if it has no participation in an outstanding Loan.

(b)	For the purposes of this Clause 36.3, the Facility Agent may assume that the following Lenders are Defaulting Lenders:

(i)	any Lender which has notified the Facility Agent that it has become a Defaulting Lender;

(ii)	any Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of “Defaulting Lender” has occurred,

unless it has received notice to the contrary from the Lender concerned (together with any supporting evidence reasonably requested by the Facility Agent) or the Facility Agent is otherwise aware that the Lender has ceased to be a Defaulting Lender.

36.5	Excluded Commitments

If any Defaulting Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document or other vote of Lenders under this Agreement within 10 Business Days (or any longer period stipulated by the Facility Agent with the agreement of the Borrower in relation to that request) of that request being made:

(a)

its Revolving Facility Commitment shall not be included for the purpose of calculating the Total Commitments when ascertaining whether any relevant percentage of the Total Commitments has been obtained to approve that request; and

(b)	it will not count as a Lender for the purposes of Clause 36.2 (Exceptions).

36.6	Replacement of a Defaulting Lender

(a)	The Borrower may, at any time a Lender has become and continues to be a Defaulting Lender, by giving not less than three Business Days’ prior written notice to the Facility Agent and such Lender:

(i)

replace such Lender by requiring such Lender to (and to the extent permitted by law such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement;

(ii)

require such Lender to (and to the extent permitted by law such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of the undrawn Commitments of the Lender; or

(iii)

require such Lender to (and to the extent permitted by law such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations in respect of the Facilities, to a Lender or other bank, financial institution, trust, fund or other entity (other than a member of the Group) (a “Replacement Lender”) selected by the Borrower which confirms in writing its willingness to assume and does assume all the obligations or all the relevant obligations of the transferring Lender in accordance with Clause 24 (Changes to the Lenders) for such purchase price as may be agreed by the Defaulting Lender with the Replacement Lender and the Borrower.

(b)	Any transfer of rights and obligations of a Defaulting Lender pursuant to this Clause shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Facility Agent or the Swingline Agent;

(ii)	the transfer must take place no later than 10 days after the notice referred to in paragraph (a) above;

(iii)	none of the Facility Agent, the Swingline Agent nor the Defaulting Lender shall have any obligation to the Borrower to find a Replacement Lender; and

(iv)	in no event shall the Defaulting Lender be required to pay or surrender to the Replacement Lender any of the fees received by it pursuant to the Finance Documents.

36.7	Replacement of Lender

(a)

Subject to the other provisions of this Agreement, if at any time any Lender becomes a Non-Consenting Lender (as defined in paragraph (c) below) then the Borrower may, on five Business Days’ prior written notice to the Facility Agent and such Lender:

(i)	prepay that Lender’s participations (but not part thereof) in the Facilities and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents; or

(ii)

replace such Lender by requiring such Lender to (and such Lender shall) transfer pursuant to Clause 24 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity (other than a member of the Group) (a “Replacement Lender”) selected by the Borrower, and which is acceptable to the Facility Agent (acting reasonably) which confirms its willingness to assume and does assume all the obligations of the transferring Lender (including the assumption of the transferring Lender’s participations on the same basis as the transferring Lender) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of such Lender’s participation in the outstanding Utilisations and all accrued interest (to the extent that the Facility Agent has not given a notification under Clause 24.10 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(b)	The replacement of a Lender pursuant to this Clause 36.7 shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Facility Agent or the Swingline Agent;

(ii)	no Finance Party shall have any obligation to the Borrower to find a Replacement Lender;

(iii)

in the event of a replacement of a Non-Consenting Lender such replacement must take place no later than 30 days after the date the Non-Consenting Lender notifies the Borrower and the Facility Agent of its failure or refusal to agree to any consent, waiver or amendment to the Finance Documents requested by the Borrower; and

(iv)

in no event shall the Non-Consenting Lender replaced under this Clause 36.7 be required to pay or surrender to such Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents.

(c)	In the event that:

(i)	the Borrower or the Facility Agent (at the request of the Borrower) has requested the Lenders’ consent to a waiver or amendment of any provision of the Finance Documents;

(ii)	the waiver or amendment in question requires the consent of all the Lenders; and

(iii)

Lenders whose Revolving Facility Commitments aggregate more than 90 per cent. of the Total Commitments (or, if the Total Commitments have been reduced to zero, aggregated more than 90 per cent. of the Total Commitments prior to that reduction) have consented to such waiver or amendment, then any Lender who does not and continues not to agree to such waiver or amendment shall be deemed a “Non-Consenting Lender”.

37.	Confidentiality

37.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 37.2 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

37.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)

to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives such Confidential Information as that Finance Party shall reasonably consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)

to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(ii)

with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any Sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or the Borrower and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(iii)

appointed by any Finance Party or by a person to whom paragraph (b)(i) or paragraph (b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph (b) of Clause 27.15 (Relationship with the Lenders));

(iv)

who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (b)(i) or paragraph (b)(ii) above and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(v)

to whom and to the extent that information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)

to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 24.9 (Security over Lenders’ rights) and in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(vii)

to whom and to the extent that information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(viii)	who is a Party; or

(ix)	with the consent of the Borrower;

in each case, such Confidential Information as that Finance Party shall reasonably consider appropriate if:

(A)

in relation to paragraphs (b)(i), (b)(ii) and (b)(iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)

in relation to paragraph (b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)

in relation to paragraphs (b)(v), (b)(vi) and (b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the reasonable opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)

to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party;

(d)

to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Borrower if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

37.3	Entire agreement

This Clause 37 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

37.4	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

37.5	Whistleblowing protection

For the avoidance of doubt, nothing in this Agreement prohibits any person from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority, pursuant to applicable “whistleblower” laws or regulations.

37.6	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)

of the circumstances of any disclosure of Confidential Information made pursuant to (A) paragraph (b)(v) of Clause 37.2 (Disclosure of Confidential Information), except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function and (B) paragraph (b)(vii) of Clause 37.2 (Disclosure of Confidential Information), except where to so inform the Borrower would breach any applicable privilege; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 37.

37.7	Continuing obligations

The obligations in this Clause 37 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 Months from the earlier of:

(a)	the date on which all amounts payable by the Borrower under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

38.	Confidentiality of Funding Rates

38.1	Confidentiality and disclosure

(a)	The Facility Agent and the Borrower agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.

(b)	The Facility Agent may disclose:

(i)	any Funding Rate to the Borrower pursuant to Clause 11.5 (Notifications ); and

(ii)

any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Facility Agent and the relevant Lender.

(c)	The Facility Agent may disclose any Funding Rate, and the Borrower may disclose any Funding Rate, to:

(i)

any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)

any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances;

(iii)

any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender.

38.2	Related obligations

(a)

The Facility Agent and Borrower acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Facility Agent and Borrower undertake not to use any Funding Rate for any unlawful purpose.

(b)	The Facility Agent and Borrower agree (to the extent permitted by law and regulation) to inform the relevant Lender:

(i)

of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of Clause 38.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this Clause 38 (Confidentiality of Funding Rates ).

38.3	No Event of Default

No Event of Default will occur under Clause 23.2 (Other obligations) by reason only of the Borrower’s failure to comply with this Clause 38 (Confidentiality of Funding Rates ).

39.	Lending Affiliates

39.1	Lending Affiliate definitions

In this Agreement:

“Appointing Lender” means:

(a)	in relation to an Original Lending Affiliate, the Lender specified as an Original Lender opposite that Original Lending Affiliate’s name in Schedule 9 (Original Lending Affiliates); and

(b)	in relation to a New Lending Affiliate, the Lender which is party to the New Lending Affiliate Appointment Notice relating to that New Lending Affiliate.

“Appointment Date” means, in relation to the appointment of a New Lending Affiliate, the later of:

(a)	the proposed Appointment Date specified in the relevant New Lending Affiliate Appointment Notice; and

(b)	the date on which the Facility Agent executes the relevant New Lending Affiliate Appointment Notice.

“Lending Affiliate” means, in relation to a Lender:

(a)	an Original Lending Affiliate of that Lender; and

(b)	a New Lending Affiliate of that Lender,

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

“Lending Affiliate Resignation Notice” means a notice substantially in the form set out in Schedule 12 (Form of Lending Affiliate Resignation Notice).

“Lending Affiliate Utilisation” means, in relation to a Lending Affiliate, a Utilisation in which that Lending Affiliate has been nominated to participate pursuant to Clause 39.4 (Nomination of Lending Affiliate Utilisations).

“Lending Affiliate Utilisation Notice” means a notice substantially in the form set out in Schedule 11 (Form of Lending Affiliate Utilisation Notice).

“New Lending Affiliate” means, in relation to a Lender, an entity which has become a Party as a “New Lending Affiliate” of that Lender in accordance with Clause 39.2 (Appointment of New Lending Affiliates).

“New Lending Affiliate Appointment Notice” means a notice substantially in the form set out in Schedule 10 (Form of New Lending Affiliate Appointment Notice).

“Original Lending Affiliate” means, in relation to an Original Lender, any entity specified as an Original Lending Affiliate opposite that Original Lender’s name in Schedule 9 (Original Lending Affiliates).

39.2	Appointment of New Lending Affiliates

(a)	Subject to this Clause 39.2 an entity shall become a Party as a “New Lending Affiliate” of a Lender on the relevant Appointment Date if:

(i)	that entity is an Affiliate of that Lender;

(ii)

that Affiliate is a bank or financial institution or is a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets;

(iii)	that Lender and that Affiliate deliver to the Facility Agent a duly completed New Lending Affiliate Appointment Notice in relation to that Affiliate; and

(iv)	the Facility Agent executes that New Lending Affiliate Appointment Notice.

(b)

The Facility Agent or the Swingline Agent (as applicable) shall, subject to paragraph (c) below, as soon as reasonably practicable after receipt by it of a duly completed New Lending Affiliate Appointment Notice appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that New Lending Affiliate Appointment Notice.

(c)

The Facility Agent or the Swingline Agent (as applicable) shall only be obliged to execute a New Lending Affiliate Appointment Notice delivered to it by a Lender and an Affiliate of that Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that Affiliate becoming a Party as a New Lending Affiliate.

(d)

The Facility Agent or the Swingline Agent (as applicable) shall, as soon as reasonably practicable after it has executed a New Lending Affiliate Appointment Notice, send to the Borrower a copy of that New Lending Affiliate Appointment Notice.

(e)

If a proposed appointment of an Affiliate of a Lender as a New Lending Affiliate obliges that Affiliate to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Borrower shall promptly upon the request of that Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by that Lender (on behalf of that Affiliate) in order for that Affiliate to carry out and be satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

39.3	Lending Affiliates as Lenders

(a)

Subject to this Clause 39, any reference in a Finance Document to a “Lender” shall be construed to include a Lending Affiliate and any reference to an “Original Lender” shall be construed to include an Original Lending Affiliate.

(b)	An Appointing Lender and each of its Lending Affiliates shall be treated as a single Lender for the purposes of:

(i)	determining an Appointing Lender’s Available Commitment or the amount of a participation pursuant to paragraph (c) of Clause 5.4 (Lenders’ participation); and

(ii)

Clause 10.1 (Illegality), Clause 10.5 (Right of repayment and cancellation in relation to a single Lender), paragraph (d) of Clause 12.1 (Selection of Interest Periods), Clause 36.7 (Replacement of Lender) and Clause 36.6 (Replacement of a Defaulting Lender).

39.4	Nomination of Lending Affiliate Utilisations

(a)

Each Original Lending Affiliate is nominated by its Appointing Lender to participate in any Utilisation, or class of Utilisation, specified opposite the name of that Original Lending Affiliate in Schedule 9 (Original Lending Affiliates).

(b)

An Appointing Lender may, by delivery of a duly completed Lending Affiliate Utilisation Notice to the Facility Agent and the Borrower no later than the applicable time specified in paragraph (c) below, nominate any of its Lending Affiliates to participate in any Utilisation, or class of Utilisation, specified in that Lending Affiliate Utilisation Notice.

(c)	Any Lending Affiliate Utilisation Notice delivered pursuant to paragraph (b) above shall be delivered:

(i)

to the extent that a Utilisation specified in that Lending Affiliate Utilisation Notice is a Revolving Loan to which paragraph (b) of Clause 9.1 (Repayment of Loans) would have applied had that Revolving Loan not been specified in that Lending Affiliate Utilisation Notice, no later than five Business Days before the proposed Utilisation Date of that Revolving Loan; and

(ii)	in any other case, no later than the proposed Utilisation Date of any Utilisation specified in that Lending Affiliate Utilisation Notice,

or, in each case, at such later time agreed by the Facility Agent and the Borrower.

(d)	A Utilisation, or class of Utilisation, may only be specified pursuant to paragraphs (a) or (b) above by reference to any of:

(i)	the Borrower of that Utilisation or those Utilisations; or

(ii)	in the case of the specification of an individual Utilisation, the proposed Utilisation Date of that Utilisation.

(e)	Clause 24 (Changes to the Lenders) shall not apply to any nomination of a Lending Affiliate Utilisation or to the effects of that nomination pursuant to this Clause 39.

39.5	Participation by Lending Affiliate

(a)

An Appointing Lender which nominates any of its Lending Affiliates to participate in any Utilisation, or class of Utilisation, pursuant to Clause 39.4 (Nomination of Lending Affiliate Utilisations) will be released from its obligations under the Finance Documents which relate to that Utilisation, or class of Utilisation, and that Lending Affiliate will be bound by obligations equivalent to those obligations.

(b)

Without prejudice to Clause 27.11 (Lenders’ indemnity to the Facility Agent), an Appointing Lender shall not be responsible for, or liable for any damages, costs or losses to any person arising as a result of, the non-performance by any Lending Affiliate of that Appointing Lender of that Lending Affiliate’s obligations under the Finance Documents.

39.6	Payments

(a)

Notwithstanding Clause 27.15 (Relationship with the Lenders) any obligation under any Finance Document to pay an amount to a Lender, or to the Facility Agent on a Lender’s behalf, in relation to a Lending Affiliate Utilisation shall be construed as an obligation to pay that amount to the Lending Affiliate nominated by that Lender to participate in that Lending Affiliate Utilisation or to the Facility Agent on behalf of that Lending Affiliate.

(b)

Each Lending Affiliate appoints its Appointing Lender as its agent for the purpose of receipt of payments under the Finance Documents and, notwithstanding Clause 30.2 (Distributions by the Facility Agent and the Swingline Agent), and subject to Clause 30.4 (Clawback), each payment received by the Facility Agent or the Swingline Agent (as applicable) under the Finance Documents for a Lending Affiliate shall be made available by the Facility Agent or the Swingline Agent (as applicable) as soon as practicable after receipt to the Appointing Lender of that Lending Affiliate to such account as that Appointing Lender may notify to the Facility Agent or the Swingline Agent (as applicable) by not less than five Business Days’ notice with a bank specified by that Appointing Lender in the principal financial centre of the country of that currency (or, in relation to euro, in the principal financial centre of a Participating Member State or London, as specified by that Appointing Lender).

39.7	Commitments and voting

(a)

Without prejudice to Clause 39.5 (Participation by Lending Affiliate), a Lending Affiliate has no Commitment and any portion of a Commitment which relates to any Lending Affiliate Utilisation of that Lending Affiliate remains part of the Commitment of the Appointing Lender of that Lending Affiliate.

(b)

Any term of this Agreement which acts to cancel or reduce a Commitment on the repayment or prepayment of a Utilisation shall, in the case of the repayment or prepayment of a Lending Affiliate Utilisation of a Lending Affiliate, operate to cancel or reduce the corresponding portion of the Commitment of the Appointing Lender of that Lending Affiliate.

(c)

No reference in a Finance Document to a “Lender” shall be construed to include any Lending Affiliate for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or any other vote of Lenders under the Finance Documents. The agreement of any Lending Affiliate is not required to approve a request for any such consent, waiver, amendment or vote.

39.8	Effect on assignments and transfers

(a)

Any assignment or transfer by an Appointing Lender pursuant to Clause 24 (Changes to the Lenders) of its rights and/or obligations under the Finance Documents which relate to that portion of its Commitment which relates to a Lending Affiliate Utilisation shall be construed to include an assignment or transfer, as the case may be, by it, on behalf of its Lending Affiliate nominated to participate in that Lending Affiliate Utilisation, of that Lending Affiliate’s rights and/or obligations under the Finance Documents which relate to that Lending Affiliate Utilisation.

(b)

Subject to paragraph (c) below the rights and/or obligations of a Lending Affiliate under the Finance Documents may not be assigned or transferred other than pursuant to an assignment or transfer by its Appointing Lender described in paragraph (a) above.

(c)

A Lending Affiliate (the “Existing Lending Affiliate”) may, subject to Clause 24 (Changes to the Lenders), assign any of its rights under any Finance Document which relate to an outstanding Lending Affiliate Utilisation to another Lending Affiliate of its Appointing Lender (the “Alternative Lending Affiliate”) or to its Appointing Lender.

(d)

An assignment described in paragraph (c) above will only be effective on receipt by the Facility Agent of written confirmation from the Alternative Lending Affiliate or, as the case may be, the Appointing Lender (in form and substance satisfactory to the Facility Agent) that the Alternative Lending Affiliate or, as the case may be, the Appointing Lender will assume the same obligations to the other Finance Parties as it would have been under if, in the case of an Alternative Lending Affiliate, it had been nominated to participate in that Lending Affiliate Utilisation or, in the case of an Appointing Lender, the Existing Lending Affiliate had not been nominated to participate in that Lending Affiliate Utilisation.

(e)	Paragraph (c) of Clause 24.2 (Conditions of assignment or transfer) shall not apply to an assignment described in paragraph (c) above.

39.9	Communications

(a)

Each Lending Affiliate shall be represented by its Appointing Lender for all administrative purposes under the Finance Documents and each Lending Affiliate shall deal with each other Party exclusively through its Appointing Lender.

(b)

The Facility Agent or the Swingline Agent (as applicable) shall be entitled to carry out all dealings with a Lending Affiliate through the Appointing Lender of that Lending Affiliate and may give to that Appointing Lender any notice, document or other communication required to be given by the Facility Agent to that Lending Affiliate.

39.10	Defaulting Lenders

An Appointing Lender shall be treated as a Defaulting Lender if any Lending Affiliate of that Appointing Lender is a Defaulting Lender and a Lending Affiliate shall be treated as a Defaulting Lender if its Appointing Lender is a Defaulting Lender.

39.11	Other adjustments

(a)

Any obligation under this Agreement for a Lending Affiliate to transfer its rights and obligations under this Agreement shall be construed as an obligation for the Appointing Lender of that Lending Affiliate to transfer its rights and obligations under this Agreement which relate to that portion of its Commitment which relates to any Lending Affiliate Utilisation of that Lending Affiliate.

(b)	If:

(i)	a Lending Affiliate is nominated to participate in any Utilisation, or class of Utilisation, pursuant to the delivery of a Lending Affiliate Utilisation Notice; and

(ii)

as a result of circumstances existing at the date of delivery of that Lending Affiliate Utilisation Notice the Borrower would be obliged to make a payment to that Lending Affiliate under Clause 16 (Increased Costs), then that Lending Affiliate is only entitled to receive payment under that Clause in respect of a Lending Affiliate Utilisation which is the subject of that Lending Affiliate Utilisation Notice to the same extent as its Appointing Lender would have been if that Utilisation had not been a Lending Affiliate Utilisation. This paragraph (b) shall not apply in respect of a Lending Affiliate Utilisation which is the subject of a Lending Affiliate Utilisation Notice delivered by an Appointing Lender at or about the same time as that Appointing Lender becomes a Party as a Lender in the ordinary course of the primary syndication of any Facility.

39.12	Resignation of Lending Affiliate

(a)

If no Lending Affiliate Utilisation in respect of which a Lending Affiliate has rights or obligations under this Agreement is outstanding, that Lending Affiliate and its Appointing Lender may request that such Lending Affiliate (the “Resigning Lending Affiliate”) ceases to be a Lending Affiliate by delivering to the Facility Agent a Lending Affiliate Resignation Notice.

(b)

The Facility Agent or the Swingline Agent (as applicable) shall as soon as reasonably practicable after receipt by it of a duly completed Lending Affiliate Resignation Notice appearing on its face to comply with the terms of this Agreement, and delivered in accordance with the terms of this Agreement, accept that Lending Affiliate Resignation Notice and notify the Appointing Lender of that Resigning Lending Affiliate and the Borrower of its acceptance.

(c)	Upon notification by the Facility Agent to that Appointing Lender and the Borrower of its acceptance of the resignation of that Resigning Lending Affiliate:

(i)	that Resigning Lending Affiliate shall cease to be a Lending Affiliate and shall have no further rights or obligations under the Finance Documents as a Lending Affiliate; and

(ii)	nomination of that Lending Affiliate to participate in any Utilisation, or class of Utilisation, shall be cancelled.

(d)	A Lending Affiliate shall, and its Appointing Lender shall procure that such Lending Affiliate will, resign pursuant to this Clause 39.12 if:

(i)	that Lending Affiliate ceases to be an Affiliate of its Appointing Lender; or

(ii)	its Appointing Lender ceases to be a Lender.

40.	Recognition of the U.S. Special Resolution Regime

(a)

In the event that any Finance Party that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Finance Party of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)

In the event that any Finance Party that is a Covered Entity or a Covered Affiliate of such Finance Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Finance Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

41.	Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

42.	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 11

GOVERNING LAW AND ENFORCEMENT

43.	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

44.	Enforcement

44.1	Jurisdiction

(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

Notwithstanding paragraphs (a) and (b) above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts within either a member state of the European Union or any state that is party to the Lugano II Convention and which in each case have jurisdiction pursuant to the provisions of Chapter II, Sections 1 and 2 of the Brussels I Regulation (recast) or pursuant to the provisions of Title II, Sections 1 and 2 of the Lugano II Convention and, in addition, the Dutch courts shall have jurisdiction to settle any Dispute in proceedings taken by any Finance Party. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of the jurisdictions identified in this Clause 44.1 that are competent to hear those proceedings.

(d)

In this Clause 44.1, “Brussels I Regulation (recast)” means EU Regulation (1215/2012) on Jurisdiction and the Recognition and Enforcement of Judgments in Civil and Commercial Matters (recast) and “Lugano II Convention” means the Convention on Jurisdiction and the Recognition and Enforcement of Judgments in Civil and Commercial Matters, originally signed at Lugano on 30 October 2007.

44.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, the Borrower:

(a)

irrevocably appoints Akzo Nobel Limited, attn.: Legal Department, The AkzoNobel Building, Wexham Road, Slough SL2 5DS (or its other principal place of business), as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(b)	agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned.

If the appointment of any person mentioned in this Clause 44.2 ceases to be effective the Borrower shall immediately appoint a further person in England to accept service of process on its behalf and, failing such appointment within 15 days, the Facility Agent shall be entitled to appoint such a person by notice to the Borrower.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL LENDERS

PART I

Name of Original Lender	Revolving Facility Commitment (EUR)	Lender status (not a Qualifying Lender; a Treaty Lender; Qualifying Lender (other than a Treaty Lender))
Banco Santander, S.A.	[***]	Treaty Lender

Bank of America Europe Designated Activity Company	[***]	Qualifying Lender (other than a Treaty Lender)

BNP Paribas S.A., Netherlands Branch	[***]	Qualifying Lender (other than a Treaty Lender)

Citibank Europe Plc	[***]	Qualifying Lender (other than a Treaty Lender)

Deutsche Bank Luxembourg S.A	[***]	Treaty Lender

HSBC Continental Europe	[***]	Treaty Lender

ING Bank N.V.	[***]	Qualifying Lender (other than a Treaty Lender)

Morgan Stanley Bank AG	[***]	Qualifying Lender (other than a Treaty Lender)

Australia and New Zealand Banking Group Limited	[***]	Qualifying Lender (other than a Treaty Lender)

Banco Bilbao Vizcaya Argentaria, S.A., London Branch	[***]	Treaty Lender

Barclays Bank PLC	[***]	Qualifying Lender (other than a Treaty Lender)

Industrial and Commercial Bank of China (Europe) S.A. Amsterdam Branch	[***]	Qualifying Lender (other than a Treaty Lender)

JPMorgan Chase Bank, N.A., London Branch	[***]	Qualifying Lender (other than a Treaty Lender)

NatWest Markets N.V.	[***]	Qualifying Lender (other than a Treaty Lender)

Skandinaviska Enskilda Banken AB (publ)	[***]	Treaty Lender

SMBC Bank EU AG	[***]	Qualifying Lender (other than a Treaty Lender)

Société Générale, Amsterdam Branch	[***]	Qualifying Lender (other than a Treaty Lender)

Standard Chartered Bank AG	[***]	Qualifying Lender (other than a Treaty Lender)

Total	1,500,000,000

PART II

Name of Swingline Lender	Swingline Commitment (USD)	Lender status (not a Qualifying Lender; a Treaty Lender; Qualifying Lender (other than a Treaty Lender))
Banco Santander, S.A.	[***]	Treaty Lender

Bank of America Europe Designated Activity Company	[***]	Qualifying Lender (other than a Treaty Lender)

BNP Paribas S.A., Netherlands Branch	[***]	Qualifying Lender (other than a Treaty Lender)

Citibank, N.A.	[***]	Qualifying Lender (other than a Treaty Lender)

Deutsche Bank AG New York Branch	[***]	Treaty Lender

HSBC Continental Europe	[***]	Treaty Lender

ING Bank N.V.	[***]	Qualifying Lender (other than a Treaty Lender)

Morgan Stanley Bank AG	[***]	Qualifying Lender (other than a Treaty Lender)

Australia and New Zealand Banking Group Limited	[***]	Qualifying Lender (other than a Treaty Lender)

Banco Bilbao Vizcaya Argentaria, S.A., London Branch	[***]	Treaty Lender

Barclays Bank PLC	[***]	Qualifying Lender (other than a Treaty Lender)

Industrial and Commercial Bank of China (Europe) S.A. Amsterdam Branch	[***]	Qualifying Lender (other than a Treaty Lender)

JPMorgan Chase Bank, N.A.	[***]	Qualifying Lender (other than a Treaty Lender)

NatWest Markets N.V.	[***]	Qualifying Lender (other than a Treaty Lender)

Skandinaviska Enskilda Banken AB (publ)	[***]	Treaty Lender

SMBC Bank EU AG	[***]	Qualifying Lender (other than a Treaty Lender)

Société Générale, Amsterdam Branch	[***]	Qualifying Lender (other than a Treaty Lender)

Standard Chartered Bank	[***]	Treaty Lender

Total	750,000,000

SCHEDULE 2

CONDITIONS PRECEDENT

1.	CORPORATE DOCUMENTS

(a)	A copy of the constitutional documents of the Borrower.

(b)	A certificate of the secretary to the Board of Management of the Borrower confirming:

(i)

that the Board of Management and the Supervisory Board of the Borrower have approved the terms of, and the transactions contemplated by, the Finance Documents to which the Borrower is a party and resolved that the Borrower may execute the Finance Documents to which the Borrower is a party;

(ii)	the authorisation of a specified person or persons to execute the Finance Documents to which the Borrower is a party on the Borrower’s behalf; and

(iii)

the authorisation of a specified person or persons, on the Borrower’s behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by the Borrower under or in connection with the Finance Documents to which the Borrower is a party.

(c)

A certificate setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, the Finance Documents and any documents to be delivered by the Borrower pursuant hereto.

(d)	A certificate of the Borrower (signed by an authorised signatory) confirming that borrowing the Total Commitments would not cause any borrowing or similar limit binding on the Borrower to be exceeded.

(e)

A certificate of the secretary to the Board of Management of the Borrower certifying that each copy document relating to it specified in this paragraph 1 of Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(f)	A copy of an up-to-date extract of the registration of the Borrower in the trade register of the chamber of commerce.

(g)

A copy of a power of attorney appointing Akzo Nobel, Inc. to act as agent to request the making of Swingline Loans under the Swingline Facility and setting out the names of the persons authorised to sign on behalf of Akzo Nobel, Inc. together with a document setting out the signatures of the persons authorised to sign on behalf of Akzo Nobel, Inc.

(h)

A certificate of the secretary to the Board of Management of the Borrower confirming that it does not have a works council (ondernemingsraad) having jurisdiction over the transactions contemplated by the Finance Documents to which it is (or will become) party.

2.	LEGAL OPINIONS

(a)

A legal opinion of Linklaters LLP, London, legal advisers to the Mandated Lead Arrangers and the Facility Agent in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)

A legal opinion of Linklaters LLP, Amsterdam, legal advisers to the Mandated Lead Arrangers and the Facility Agent in the Netherlands, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

3.	OTHER DOCUMENTS AND EVIDENCE

(a)	Evidence that the process agent referred to in Clause 43.2 (Service of process), has accepted its appointment.

(b)	A copy of the Original Financial Statements.

(c)	Evidence that the fees then due from the Borrower pursuant to Clause 14 (Fees) have been paid or will be paid by the first Utilisation Date.

(d)

A copy of an irrevocable notice duly given for the prepayment (if applicable) and cancellation of the Existing Facility and evidence that all advances (if any) outstanding under the Existing Facility (together with all accrued interest thereon and any sum then due under the Existing Facility) have been or will be repaid on or before the first Utilisation Date or, if earlier and subject to the legal opinions referred to in paragraph 2(a) and paragraph 2(b) of this Schedule 2 having been delivered to the Facility Agent, the date that is 10 Business Days after the date of this Agreement.

SCHEDULE 3

FORMS OF UTILISATION REQUEST

PART I

UTILISATION REQUEST – REVOLVING LOAN

From:	AKZO NOBEL N.V.

To:	[Facility Agent]

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities Agreement dated 3 March 2026 (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a Business Day, the next Business Day)

Facility:	[Revolving Facility]

Currency of Loan:	[●]

Amount:	[●] or, if less, the Available Facility

Interest Period:	[●]

3.	We confirm that each condition specified in Clause 4.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request.

4.

[This Revolving Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Revolving Loan] in accordance with Clause 9.1 (Repayment of Loans) of the Agreement.]/[The proceeds of this loan should be credited to [account].]

5.	This Utilisation Request is irrevocable.

authorised signatory for

AKZO NOBEL N.V.

Warning: Borrower should seek Dutch legal advice (i) until the competent authority publishes its interpretation of the term “public” (as referred to in Article 4.1(1) of CRR IV), if the share of a Lender in any utilisation requested by a Dutch Borrower is less than EUR100,000 (or its equivalent in another currency) and (ii) as soon as the competent authority publishes its interpretation of the term “public”, if the Lender is considered to be part of the public on the basis of such interpretation.

PART II

UTILISATION REQUEST – SWINGLINE LOAN

From:	AKZO NOBEL N.V.

To:	[Swingline Agent]

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities Agreement dated 3 March 2026 (the “Agreement”)

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We wish to borrow a Swingline Loan on the following terms:

Proposed Utilisation Date:	[●] (or, if that is not a New York Business Day, the next New York Business Day)

Facility to be utilised:	Swingline Facility

Amount:	USD [●] or, if less, the Available Facility

Interest Period:	[●]

3.	We confirm that each condition specified in paragraph (b) of Clause 7.4 (Swingline Lenders’ participation) is satisfied on the date of this Utilisation Request.

4.	The proceeds of this Swingline Loan should be credited to [account].

5.	This Utilisation Request is irrevocable.

[authorised signatory for]/[duly appointed agent of]

AKZO NOBEL N.V.

Warning: Borrower should seek Dutch legal advice (i) until the competent authority publishes its interpretation of the term “public” (as referred to in Article 4.1(1) of CRR IV), if the share of a Lender in any utilisation requested by a Dutch Borrower is less than EUR 100,000 (or its equivalent in another currency) and (ii) as soon as the competent authority publishes its interpretation of the term “public”, if the Lender is considered to be part of the public on the basis of such interpretation.

SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

To:	[●] as Facility Agent

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 24.5 (Procedure for transfer):

(a)

The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender’s Commitments, rights and obligations referred to in the Schedule in accordance with Clause 24.5 (Procedure for transfer).

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, e-mail address and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) are set out in the Schedule.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.4 (Limitation of responsibility of Existing Lenders).

4.

[Each New Lender represents and warrants to the Existing Lender, the other Finance Parties and the Borrower, on the date of this Transfer Certificate, and is deemed to warrant and represent on the Transfer Date, that it is a Professional Market Party.][1]

5.	The New Lender confirms, for the benefit of the Facility Agent or, as the case may be, the Swingline Agent and without liability to the Borrower, that it is:

(a)	[not a Qualifying Lender]

(b)	[a Treaty Lender]

(c)	[a Qualifying Lender (other than a Treaty Lender)][2].

6.	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

7.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

8.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

[1]

This paragraph should be included (i) until (A) the European Commission has published a delegated act clarifying the definition of credit institution and the term “public” (as referred to in Article 4.1(1) of CRR IV) or (B) an interpretation is available from a competent authority of the term “public” (as referred to in Article 4.1(1) of CRR IV), and (ii) if the transfer does not include an amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies).

[2]	Delete as applicable – each New Lender is required to confirm which of these three categories it falls within with respect to the Netherlands.

Warning: The Facility Agent and the Existing Lender should seek confirmation from Dutch counsel that the transfer will not contravene Section 3:5 of the Dutch Financial Supervision Act (Wet op het financieel toezicht) if the value of the rights acquired by the New Lender is less than EUR 100,000 or, if the competent authority has published its interpretation of the term ‘public’ as referred to in article 4.1.(1) of CRR IV, such other minimum amount as may be required for the New Lender not to be considered part of the public under such interpretation.

THE SCHEDULE

Commitments/rights and obligations to be transferred

[insert relevant details]

[Facility Office address, e-mail address and attention details for notices and account details for payments]

[Existing Lender] By:	[New Lender] By:

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [•].

[Facility Agent]

By:

Warning: The Facility Agent and the Existing Lender should seek Dutch legal advice (i) until the competent authority publishes its interpretation of the term “public” (as referred to in Article 4.1(1) of CRR IV), if any amount lent to a Dutch Borrower is to be transferred which is less than EUR 100,000 (or its equivalent in another currency) and (ii) as soon as the competent authority publishes its interpretation of the term “public”, if the New Lender is considered to be part of the public on the basis of that interpretation.

SCHEDULE 5

FORM OF ASSIGNMENT AGREEMENT

To:	[●] as Facility Agent and [●] as Borrower

From:	[The Existing Lender] (the “Existing Lender”) and [The New Lender] (the “New Lender”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 24.6 (Procedure for assignment):

(d)

The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitments and participations in Loans under the Agreement as specified in the Schedule.

(e)

The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitments and participations in Loans under the Agreement specified in the Schedule.

(f)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (e) above.

3.	The proposed Transfer Date is [●].

4.	On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5.	The Facility Office and address, e-mail address and attention details for notices of the New Lender for the purposes of Clause 32.2 (Addresses) are set out in the Schedule.

6.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 24.4 (Limitation of responsibility of Existing Lenders).

7.

[The New Lender declares and represents to the Existing Lender, the other Finance Parties and the Borrower on the date of this Assignment Agreement, and is deemed to declare and represent on the Transfer Date, that it is a Professional Market Party.][3]

8.	The New Lender confirms, for the benefit of the Facilty Agent or, as the case may be, the Swingline Agent and without liability to the Borrower, that it is:

(a)	[not a Qualifying Lender]

(b)	[a Treaty Lender]

[3]

This paragraph should be included (i) until (A) the European Commission has published a delegated act clarifying the definition of credit institution and the term “public” (as referred to in Article 4.1(1) of CRR IV) or (B) an interpretation is available from a competent authority of the term “public” (as referred to in Article 4.1(1) of CRR IV), and (ii) if the transfer does not include an amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies).

(c)	[a Qualifying Lender (other than a Treaty Lender)][4].

9.

This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 24.7 (Copy of Transfer Certificate, Assignment Agreement or Increase Confirmation to Borrower), to the Borrower of the assignment referred to in this Assignment Agreement.

10.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

11.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Warning: The Facility Agent and the Existing Lender should seek confirmation from Dutch counsel that the assignment will not contravene Section 3:5 of the Dutch Financial Supervision Act (Wet op het financieel toezicht) if the value of the rights acquired by the New Lender is less than EUR 100,000 or, if the competent authority has published its interpretation of the term ‘public’ as referred to in article 4.1.(1) of CRR IV, such other minimum amount as may be required for the New Lender not to be considered part of the public under such interpretation.

[4]	Delete as applicable – each New Lender is required to confirm which of these three categories it falls within with respect to the Netherlands.

THE SCHEDULE

Rights to be assigned and obligations to be released and undertaken

[insert relevant details]

[Facility office address, e-mail address and attention details for notices and account details for payments]

[Existing Lender] By:	[New Lender] By:

This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as [•].

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

[Facility Agent]

By:

SCHEDULE 6

FORM OF CONFIDENTIALITY UNDERTAKING

[Letterhead of Seller]

To:

[insert name of Potential Purchaser]

Re: The Agreement

Borrower: Akzo Nobel N.V. (the “Borrower”)

Date:

Amount: EUR [●]

Facility Agent: [●]

We understand that you are considering acquiring an interest in the Agreement which, subject to the Agreement, may be by way of novation, assignment, the entering into, whether directly or indirectly, of a sub-participation or any other transaction under which payments are to be made or may be made by reference to one or more Finance Documents and/or the Borrower or by way of investing in or otherwise financing, directly or indirectly, any such novation, assignment, sub-participation or other transaction (the “Acquisition”). In consideration of us agreeing to make available to you certain information, by your signature of a copy of this letter you agree as follows:

1.	CONFIDENTIALITY UNDERTAKING

You undertake (a) to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by paragraph 2 below and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to your own confidential information, and (b) until the Acquisition is completed to use the Confidential Information only for the Permitted Purpose.

2.	PERMITTED DISCLOSURE

We agree that you may disclose:

2.1

to any of your Affiliates and any of your or their officers, directors, employees, professional advisers and auditors such Confidential Information as you shall reasonably consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph 2.1 is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information, except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

2.2	to any person:

(a)

to (or through) whom you assign or transfer (or may potentially assign or transfer) all or any of your rights and/or obligations which you may acquire under the Agreement such Confidential Information as you shall reasonably consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (a) of paragraph 2.2 has delivered a letter to you in equivalent form to this letter;

(b)

with (or through) whom you enter into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to the Agreement or the Borrower such Confidential Information as you shall reasonably consider appropriate if the person to whom the Confidential Information is to be given pursuant to this sub-paragraph (b) of paragraph 2.2 has delivered a letter to you in equivalent form to this letter;

(c)

to whom and to the extent that information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation such Confidential Information as you shall reasonably consider appropriate; and

2.3

Confidential Information to such persons other than those listed in paragraphs 2.1 and 2.2 above to whom, and on the same terms as, a Finance Party is permitted to disclose Confidential Information under the Agreement, as if such permissions were set out in full in this letter and as if references in those permissions to Finance Party were references to you.

3.	NOTIFICATION OF DISCLOSURE

You agree (to the extent permitted by law and regulation) to inform us:

3.1

of the circumstances of any disclosure of Confidential Information made pursuant to sub-paragraph (c) of paragraph 2.2 above except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

3.2	upon becoming aware that Confidential Information has been disclosed in breach of this letter.

4.	RETURN OF COPIES

If you do not enter into the Acquisition and we so request in writing, you shall return or destroy all Confidential Information supplied to you by us and destroy or permanently erase (to the extent technically practicable) all copies of Confidential Information made by you and use all reasonable endeavours to ensure that anyone to whom you have supplied any Confidential Information destroys or permanently erases (to the extent technically practicable) such Confidential Information and any copies made by them, in each case save to the extent that you or the recipients are required to retain any such Confidential Information by any applicable law, rule or regulation or by any competent judicial, governmental, supervisory or regulatory body or in accordance with internal policy, or where the Confidential Information has been disclosed under sub-paragraph (c) of paragraph 2.2 above.

5.	CONTINUING OBLIGATIONS

The obligations in this letter are continuing and, in particular, shall survive and remain binding on you until (a) if you become a party to the Agreement as a lender of record, the date on which you become such a party to the Agreement; (b) if you enter into the Acquisition but it does not result in you becoming a party to the Agreement as a lender of record, the date falling 12 months after the date on which all of your rights and obligations contained in the documentation entered into to implement that Acquisition have terminated; or (c) in any other case the date falling 12 months after the date of your final receipt (in whatever manner) of any Confidential Information.

6.	NO REPRESENTATION, CONSEQUENCES OF BREACH, ETC

You acknowledge and agree that:

6.1

neither we, nor any member of the Group nor any of our or their respective officers, employees or advisers (each a “Relevant Person”) (i) make any representation or warranty, express or implied, as to, or assume any responsibility for, the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by us or the assumptions on which it is based or (ii) shall be under any obligation to update or correct any inaccuracy in the Confidential Information or any other information supplied by us or be otherwise liable to you or any other person in respect of the Confidential Information or any such information; and

6.2

we or members of the Group may be irreparably harmed by the breach of the terms of this letter and damages may not be an adequate remedy; each Relevant Person may be granted an injunction or specific performance for any threatened or actual breach of the provisions of this letter by you.

7.	ENTIRE AGREEMENT: NO WAIVER, AMENDMENTS, ETC

7.1

This letter constitutes the entire agreement between us in relation to your obligations regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

7.2

No failure or delay in exercising any right or remedy under this letter will operate as a waiver thereof nor will any single or partial exercise of any right or remedy preclude any further exercise thereof or the exercise of any other right or remedy under this letter.

7.3	The terms of this letter and your obligations under this letter may only be amended or modified by written agreement between us.

8.	INSIDE INFORMATION

You acknowledge that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and you undertake not to use any Confidential Information for any unlawful purpose.

9.	NATURE OF UNDERTAKING

The undertakings given by you under this letter are given to us and are also given for the benefit of the Borrower and each other member of the Group.

10.	THIRD PARTY RIGHTS

10.1

Subject to this paragraph 10 and to paragraphs 6 and 9, a person who is not a party to this letter has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this letter.

10.2	The Relevant Persons may enjoy the benefit of the terms of paragraphs 6 and 9 subject to and in accordance with this paragraph 10 and the provisions of the Third Parties Act.

10.3	Notwithstanding any provisions of this letter, the parties to this letter do not require the consent of any Relevant Person other than the Borrower to rescind or vary this letter at any time.

11.	GOVERNING LAW AND JURISDICTION

11.1

This letter (including the agreement constituted by your acknowledgement of its terms) (the “Letter”) and any non-contractual obligations arising out of or in connection with it (including any non-contractual obligations arising out of the negotiation of the transaction contemplated by this Letter) are governed by English law.

11.2

The courts of England have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter (including a dispute relating to any non-contractual obligation arising out of or in connection with either this Letter or the negotiation of the transaction contemplated by this Letter).

12.	DEFINITIONS

In this letter (including the acknowledgement set out below) terms defined in the Agreement shall, unless the context otherwise requires, have the same meaning and:

“Confidential Information” means all information relating to Borrower, the Group, the Finance Documents, a Facility and/or the Acquisition which is provided to you in relation to the Finance Documents or a Facility from us or any of our affiliates or advisers, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(a)	is or becomes public information other than as a direct or indirect result of any breach by you of this letter; or

(b)	is identified in writing at the time of delivery as non-confidential by us or our advisers; or

(c)

is known by you before the date the information is disclosed to you by us or any of our affiliates or advisers or is lawfully obtained by you after that date, from a source which is, as far as you are aware, unconnected with the Group and which, in either case, as far as you are aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

“Permitted Purpose” means considering and evaluating whether to enter into the Acquisition.

Please acknowledge your agreement to the above by signing and returning the enclosed copy.

For and on behalf of

[Seller]

To:	[Seller]

The Borrower and each other member of the Group

We acknowledge and agree to the above:

____________________
For and on behalf of
[Potential Purchaser]

SCHEDULE 7

TIMETABLES

A. Revolving Loans	Revolving Loans in euro	Revolving Loans in sterling	Revolving Loans in other currencies

Currency to be available and convertible into the Base Currency (Clause 4.3 (Conditions relating to Optional Currencies))	On the day which is two TARGET Days before the first day of the Interest Period for the relevant Loan.	On the first day of the Interest Period for the relevant Loan.	On the day which is two Business Days before the first day of the Interest Period for the relevant Loan.

Facility Agent notifies the Borrower if a currency is approved as an Optional Currency in accordance with Clause 4.3 (Conditions relating to Optional Currencies)	—	U-1 11:00 a.m.	U-3 11:00 a.m.

Delivery of a duly completed Utilisation Request for a Revolving Loan (Clause 5.1 (Delivery of a Utilisation Request))	U-3 11:00 a.m.	U-1 11:00 a.m.	U-3 11:00 a.m.

Facility Agent determines (in relation to a Utilisation) the Base Currency Amount of the Loan, if required under Clause 5.4 (Lenders’ participation) and notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders’ participation)	U-3 Noon	U-1 Noon	U-3 Noon

Facility Agent receives a notification from a Lender under Clause 6.2 (Unavailability of a currency)	U-2 5:00 p.m.	U-1 3:00 p.m.	U-2 5:00 p.m.

Facility Agent gives notice in accordance with Clause 6.2 (Unavailability of a currency)	U-1 11:00 a.m.	U-1 5:00 p.m.	U-1 11:00 a.m.

EURIBOR is fixed	Quotation Day as of 11.00 a.m. (Brussels time)	Quotation Day as of 11:00 am	Quotation Day as of 11:00 a.m.

B. Swingline Loans			Swingline Loans in USD

Advance notice of the proposed Utilisation of the Swingline Facility (Clause 7.2(a) (Delivery of a Utilisation Request for Swingline Loans))	Not applicable	Not applicable	U-1 11:00 p.m. (Eastern Standard Time)

Delivery of a duly completed Utilisation Request for a Swingline Loan (Clause 7.2 (Delivery of a Utilisation Request for Swingline Loans))	Not Applicable	Not Applicable	Noon (Central European Time) on the proposed Utilisation Date

Swingline Agent notifies each Swingline Lender of the amount of its participation in the Swingline Loan under Clause 7.4 (Swingline Lenders’ participation)	Not Applicable	Not Applicable	11:00 a.m. (Eastern Standard Time) on the proposed Utilisation Date

Each Swingline Lender makes its participation in each Swingline Loan available to the Swingline Agent	Not Applicable	Not Applicable	1:00 p.m. (Eastern Standard Time) on the proposed Utilisation Date

Swingline Agent determines prime commercial lending rate and Federal Funds Rate under Clause 8.3 (Interest on Swingline Loans)	Not Applicable	Not Applicable	10:00 a.m. (Eastern Standard Time) on each day during the relevant Interest Period

“Eastern Standard Time” means Eastern Standard Time in the United States of America.

“U” = Utilisation Date

“U-X” = X Business Days prior to the Utilisation Date

SCHEDULE 8

FORM OF INCREASE CONFIRMATION

To: [•] as Facility Agent and [•] as Borrower

From: [The Increase Lender] (the “Increase Lender”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is an Increase Confirmation. Terms defined in the Agreement have the same meaning in this Increase Confirmation unless given a different meaning in this Increase Confirmation.

2.

We refer to Clause 2.5 (Increase). The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitments specified in the Schedule (the “Relevant Commitments”) as if it was an Original Lender under the Agreement.

3.	The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitments is to take effect (the “Increase Date”) is [•].

4.	On the Increase Date, the Increase Lender becomes party to the Finance Documents as a Lender.

5.	The Facility Office and address, e-mail address and attention details for notices to the Increase Lender for the purposes of Clause 32.2 (Addresses) are set out in the Schedule.

6.	The Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in paragraph (g) of Clause 2.5 (Increase).

7.

[The Increase Lender declares and represents to the Finance Parties and the Borrower on the date of this Increase Confirmation, and is deemed to declare and represent on the Increase Date, that it is a Professional Market Party.][5]

8.	The Increase Lender confirms, for the benefit of the Facility Agent or, as the case may be, the Swingline Agent and without liability to the Borrower, that it is:

(a)	[not a Qualifying Lender]

(b)	[a Treaty Lender]

(c)	[a Qualifying Lender (other than a Treaty Lender)][6].

9.	This Increase Confirmation may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Increase Confirmation.

10.	This Increase Confirmation and any non-contractual obligations arising out of or in connection with it are governed by English law.

11.	This Increase Confirmation has been entered into on the date stated at the beginning of this Agreement.

[5]

This paragraph should be included (i) until (A) the European Commission has published a delegated act clarifying the definition of credit institution and the term “public” (as referred to in Article 4.1(1) of CRR IV) or (B) an interpretation is available from a competent authority of the term “public” (as referred to in Article 4.1(1) of CRR IV), and (ii) if the transfer does not include an amount outstanding from the Borrower of at least EUR 100,000 (or its equivalent in other currencies).

[6]	Delete as applicable – each Increase Lender is required to confirm which of these three categories it falls within with respect to the Netherlands.

THE SCHEDULE

Relevant Commitments/rights and obligations to be assumed by the Increase Lender

[insert relevant details]

[Facility office address, e-mail address and attention details for notices and account details for payments]

[Increase Lender]

By:

This Increase Confirmation is accepted as an Increase Confirmation for the purposes of the Agreement by the Facility Agent and the Increase Date is confirmed as [•].

Facility Agent

By:

Warning: please seek Dutch legal advice (i) until the competent authority publishes its interpretation of the term “public” (as referred to in Article 4.1(1) of CRR IV), if any amount lent to a Dutch Borrower is to be transferred which is less than EUR 100,000 (or its equivalent in another currency) and (ii) as soon as the competent authority publishes its interpretation of the term “public”, if the New Lender is considered to be part of the public on the basis of that interpretation.

SCHEDULE 9

ORIGINAL LENDING AFFILIATES

Name of Original Lender	Name of Original Lending Affiliate(s)	Status of Original Lending Affiliate(s)	Lending Affiliate Utilisation(s)[7]

[7]

Specify, by reference to one or more of the criteria listed in paragraph (d) of Clause 46.6 (Nomination of Lending Affiliate Utilisations), the individual Utilisation(s), or class of Utilisation, in which the Lending Affiliate is to participate in place of the Original Lender.

SCHEDULE 10

FORM OF NEW LENDING AFFILIATE APPOINTMENT NOTICE

To: [    ] as Agent

From: [The Appointing Lender] (the “Appointing Lender”) and [The New Lending Affiliate] (the “New Lending Affiliate”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This document shall take effect as a New Lending Affiliate Appointment Notice for the purpose of the Agreement. Terms defined in the Agreement have the same meaning in this document unless given a different meaning in this document.

2.	We refer to Clause 39.2 (Appointment of New Lending Affiliates) of the Agreement:

(a)

The Appointing Lender appoints the New Lending Affiliate as a party to the Facilities Agreement as a New Lending Affiliate of the Appointing Lender and the New Lending Affiliate agrees to that appointment.

(b)	The proposed Appointment Date is [ ].

(c)	The Facility Office of the New Lending Affiliate is set out in the Schedule.

[3/4].	This document may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this document.

[4/5].	This document [and any non-contractual obligations arising out of or in connection with it] [is/are] governed by English law.

[5/6].	This document has been entered into on the date stated at the beginning of this document.

THE SCHEDULE

[New Lending Affiliate’s Facility Office [and account details for payments]8]

[Appointing Lender]	[New Lending Affiliate]

By:	By:

This document is accepted as a New Lending Affiliate Appointment Notice for the purposes of the Facilities Agreement by the Facility Agent and the Appointment Date is confirmed as [ ].

Agent

By:

[8]	Include if the Facility Agent is to make payments direct to Lending Affiliates.

SCHEDULE 11

FORM OF LENDING AFFILIATE UTILISATION NOTICE

To: [    ] as Agent and [   ] as Borrower

From: [The Appointing Lender] (the “Appointing Lender”) and [the Lending Affiliate] (the “Lending Affiliate”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is a Lending Affiliate Utilisation Notice. Terms defined in the Agreement have the same meaning in this Lending Affiliate Utilisation Notice unless given a different meaning in this Lending Affiliate Utilisation Notice.

2.	We refer to Clause 39.4 (Nomination of Lending Affiliate Utilisations) of the Agreement. The Appointing Lender nominates the Lending Affiliate to participate in:

[specify, by reference to one or more of the criteria listed in paragraph (d) of Clause 39.4 (Nomination of Lending Affiliate Utilisations) of the Agreement, each individual Utilisation, or class of Utilisation, in which the Lending Affiliate is to participate in place of the Appointing Lender]

(“the Lending Affiliate Utilisation[s]”).

3.

The Lending Affiliate confirms that it is a Party as a Lending Affiliate, acknowledges the nomination described in paragraph 2 above and confirms that it shall participate in the Lending Affiliate Utilisation[s].

[Appointing Lender]

By:

[Lending Affiliate]

By:

SCHEDULE 12

FORM OF LENDING AFFILIATE RESIGNATION NOTICE

To: [    ] as Agent

From: [Resigning Lending Affiliate] (the “Resigning Lending Affiliate”) and [Appointing Lender] (the “Appointing Lender”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is a Lending Affiliate Resignation Notice. Terms defined in the Agreement have the same meaning in this Lending Affiliate Resignation Notice unless given a different meaning in this Lending Affiliate Resignation Notice.

2.	We refer to Clause 39.12 (Resignation of Lending Affiliate) of the Agreement and request that the Resigning Lending Affiliate cease to be a Lending Affiliate under the Agreement.

3.	We confirm that:

(a)	no Lending Affiliate Utilisation in respect of which the Resigning Lending Affiliate has rights or obligations under the Agreement is outstanding; and

(b)	any nomination of the Lending Affiliate to participate in any Utilisation, or class of Utilisation, shall be cancelled on the Facility Agent’s acceptance of this Lending Affiliate Resignation Notice.

4.	This Lending Affiliate Resignation Notice [and any non-contractual obligations arising out of or in connection with it] [is/are][9] governed by English law.

[Resigning Lending Affiliate]

By:

[Appointing Lender]

By:

[9]	This clause should follow the approach adopted as regards non-contractual obligations in the Agreement. This should be done before the Agreement is signed.

SCHEDULE 13

FORM OF ACCORDION OPTION REQUEST NOTICE

From: Akzo Nobel N.V. as Borrower

To: [Facility Agent]; and

[Existing Lender]/[New lender] (the “Relevant Lender”)

Dated: [    ]

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement. This is an Accordion Option Request Notice. Terms defined in the Agreement have the same meaning in this Accordion Option Request Notice unless given a different meaning in this Accordion Option Request Notice.

2.	Pursuant to Clause 2.4 (Accordion Option) of the Agreement, we request an increase of the Total Commitments on the following terms:

(a)	Proposed Accordion Option Effective Date: [ ] (or, if that is not a Business Day, the next Business Day)

(b)

Amount of Accordion Requested Increase: [        ] (provided that such Accordion Requested Increase may be increased at the sole discretion of the Borrower if one or more lenders subscribe for a portion of the Accordion Requested Increase which, when all such lenders’ subscriptions are aggregated, results in the subscribed increased Commitments exceeding the amount of the Accordion Requested Increase specified in this paragraph 2(b), subject always to the aggregate Accordion Requested Increase being an amount not exceeding EUR [***]).

(c)	Total Commitments following increase: [ ]

3.	The Accordion Requested Increase may be met [in part] by the Relevant Lender [increasing their Commitments] / [acceding to the Agreement in respect of the Commitments][10] as set out below:

Relevant Lender	[Current Commitment][11]	Proposed Commitment after increase

[ ]	[ ]	[ ]

4.	This Accordion Option Request Notice is irrevocable.

5.

The Relevant Lender may, but is not obliged to, confirm its willingness to assume a portion of the Accordion Requested Increased as set out in paragraph (c) above (or otherwise) by completing and execution the acknowledgement overleaf.

6.	The Borrower confirms that:

[10]	Deleted as applicable.
[11]	Delete column as applicable.

(a)	no Event of Default is continuing or would result from the establishment of the proposed Accordion Requested Increase; and

(b)	the Repeating Representations to be made by the Borrower are true in all material respects as at the date of this Accordion Option Request Notice.

7.

This Accordion Option Request Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Option Request Notice.

8.	This Accordion Option Request Notice and any non-contractual obligations arising out of or in connection with it are governed by English law.

Authorised signatory for Akzo Nobel N.V.

[On duplicate]

To: [    ] as Facility Agent and Akzo Nobel N.V. as Borrower

From: [the Accordion Increase Lender] (the “Accordion Increase Lender”)

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities

Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement and the Accordion Option Request Notice dated [_____]. This is an acknowledgement of the Accordion Option Request Notice as referred to in paragraph (e) of the Accordion Option Request Notice. Terms defined in the Agreement have the same meaning in this acknowledgement unless given a different meaning in this acknowledgement.

2.

The Accordion Increase Lender agrees to assume and will assume all of the obligations corresponding to the Commitment specified in the Schedule to this acknowledgement (the “Relevant Commitment”) as if it was an Original Lender under the Agreement.

3.	The Accordion Increase Lender confirms, for the purposes of Clause 2.4(f) (Accordion Option) of the Agreement, that the Termination Date applicable to the Relevant Commitment is [_____].

4.	On the Accordion Option Effective Date, the Accordion Increase Lender becomes party to the Finance Documents as a Lender.

5.

[The Facility Office and address, e-mail address and attention details for notices to the Accordion Increase Lender for the purposes of Clause 32.2 (Addresses) of the Agreement are set out in the Schedule hereto.]

6.	The Accordion Increase Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in Clause 2.4(h) (Accordion Option) of the Agreement.

7.	This acknowledgement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this acknowledgement.

8.	This acknowledgement and any non-contractual obligations arising out of or in connection with it are governed by English law.

9.	This acknowledgement has been entered into on the date stated at the beginning of this acknowledgement.

[Accordion Increase Lender]

By:

THE SCHEDULE

Relevant Commitment/rights and obligations to be assumed by the Accordion Increase Lender

[Insert relevant details]

[Facility office address, e-mail address and attention details for notices and account details for payments]

SCHEDULE 14

FORM OF ACCORDION REQUESTED INCREASE CONFIRMATION

To: Akzo Nobel N.V. as Borrower and each Lender

From: [      ] as Facility Agent

Dated:

Akzo Nobel N.V. – EUR 1,500,000,000 Multi-Currency Revolving Credit and Swingline Facilities Agreement dated 3 March 2026 (the “Agreement”)

1.

We refer to the Agreement and the Accordion Option Request Notice dated [_____]. This is an Accordion Requested Increase Confirmation. Terms defined in the Agreement have the same meaning in this acknowledgement unless given a different meaning in this Accordion Requested Increase Confirmation.

2.

We confirm that we have received [a] duly completed Accordion Option Request Notice[(s)] from the Borrower and acknowledgment[(s)] of the Accordion Option Request Notice in respect of the following lenders:

[list of Accordion Increase Lenders and subscribed Commitments]

as at [date].

3.	We confirm that the aggregate total Accordion Increased Commitments, after taking into account this Accordion Requested Increase, will not exceed EUR [***].

[SIGNATURE PAGE FOLLOWS]

The Accordion Option Effective Date shall be [Accordion Option Effective Date] and the lender(s) listed in paragraph 2 of this Accordion Requested Increase Commitments shall be Accordion Increase Lender(s) as at the Accordion Option Effective Date.

[Facility Agent]

Date: [Accordion Option Effective Date]

SCHEDULE 15

REFERENCE RATE TERMS

PART I

US DOLLARS

CURRENCY:	US Dollars.

Cost of funds as a fallback

Cost of funds will not apply as a fallback

Definitions

Additional Business Days:	An RFR Banking Day.

Break Costs:	None specified

Business Day Conventions (definition of “Month” and Clause 12.2 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)  subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)  if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii)   if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b)   If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:

(a)   The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or

(b)   if that target is not a single figure, the arithmetic mean of:

(i) the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and

(ii) the lower bound of that target range.

Central Bank Rate Adjustment:	The “Central Bank Rate Adjustment” in relation to the Central Bank Rate for any RFR Banking Day is the 20 per cent. trimmed arithmetic mean (calculated by the Facility Agent, or by any other Finance Party which agrees to do so in place of the Facility Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days (each a “Reference Day”) for which the RFR and the Central Bank Rate are available.

Central Bank Rate Spread

means, in relation to a Reference Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to do so in place of the Facility Agent) between:

(a)the RFR for that Reference Day; and

(b) the Central Bank Rate for that Reference Day.

Daily Rate:	The “Daily Rate” for any RFR Banking Day is:

(a) the RFR for that RFR Banking Day;

(b)   if the RFR for that RFR Banking Day is not available, the Historic RFR for that RFR Banking Day;

(c)   if paragraph (b) above applies but the Historic RFR for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)  the Central Bank Rate for that RFR Banking Day; and

(ii)  the applicable Central Bank Rate Adjustment; or

(d)   if paragraph (c) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)  the most recent Central Bank Rate for a day which is no more than five (5) RFR Banking Days before that RFR Banking Day; and

(ii)  the applicable Central Bank Rate Adjustment,

rounded, in each case, to five decimal places (with 0.000005 being rounded upwards) and if, in each case, that rate is less than zero, the Daily Rate shall be deemed to be zero.

Lookback Period:	Five RFR Banking Days.

Market Disruption Rate:	The percentage rate per annum which is the Cumulative Compounded RFR Rate for the Interest Period of the relevant Loan.

Relevant Market:	The market for overnight cash borrowing collateralised by US Government securities.

Reporting Day:	The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period.

RFR:	The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).

RFR Banking Day:

Any day other than:

(a)   a Saturday or Sunday; and

(b)   a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

Published Rate Contingency Period:	30 days

Interest Periods

Length of Interest Period in absence of selection (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One Month.

Periods capable of selection as Interest Periods (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One, three and six Months.

Reporting Times:	Close of business in London on the Reporting Day for the relevant Loan.

Deadline for Lenders to report market disruption in accordance with Clause 13.3 (Market disruption)

Deadline for Lenders to report their cost of funds in accordance with Clause 13.4 (Cost of funds)	Close of business on the date falling five Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling five Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

PART II

STERLING

CURRENCY:	Sterling.

Cost of funds as a fallback

Cost of funds will not apply as a fallback.

Definitions

Additional Business Days:	An RFR Banking Day.

Break Costs:	None specified

Business Day Conventions (definition of “Month” and Clause 12.2 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)  subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b)   If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:	The Bank of England’s Bank Rate as published by the Bank of England from time to time.

Central Bank Rate Adjustment:	The “Central Bank Rate Adjustment” in relation to the Central Bank Rate for any RFR Banking Day is the 20 per cent. trimmed arithmetic mean (calculated by the Facility Agent, or by any other Finance Party which agrees to do so in place of the Facility Agent) of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days (each a “Reference Day”) for which the RFR and the Central Bank Rate are available.

Central Bank Rate Spread

means, in relation to a Reference Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to do so in place of the Facility Agent) between:

(a)   the RFR for that Reference Day; and

(b)   the Central Bank Rate for that Reference Day.

Daily Rate:	The “Daily Rate” for any RFR Banking Day is:

(a) the RFR for that RFR Banking Day;

(b) if the RFR for that RFR Banking Day is not available, the Historic RFR for that RFR Banking Day;

(c)   if paragraph (b) above applies but the Historic RFR for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)  the Central Bank Rate for that RFR Banking Day; and

(ii)  the applicable Central Bank Rate Adjustment; or

(d)   if paragraph (c) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i)  the most recent Central Bank Rate for a day which is no more than five (5) RFR Banking Days before that RFR Banking Day; and

(ii)  the applicable Central Bank Rate Adjustment,

rounded, in each case, to four decimal places (with 0.00005 being rounded upwards) and if, in each case, that rate is less than zero, the Daily Rate shall be deemed to be zero.

Lookback Period:	Five RFR Banking Days.

Market Disruption Rate:	The percentage rate per annum which is the Cumulative Compounded RFR Rate for the Interest Period of the relevant Loan.

Relevant Market:	The sterling wholesale market.

Reporting Day:	The day which is the Lookback Period prior to the last day of the Interest Period or, if that day is not a Business Day, the immediately following Business Day.

RFR:	The SONIA (sterling overnight index average) reference rate displayed on the relevant screen of any authorised distributor of that reference rate.

RFR Banking Day:	A day (other than a Saturday or Sunday) on which banks are open for general business in London.

Published Rate Contingency Period:	30 days

Interest Periods

Length of Interest Period in absence of selection (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One Month.

Periods capable of selection as Interest Periods (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One, three and six Months.

Reporting Times:

Deadline for Lenders to report market disruption in accordance with Clause 13.3 (Market disruption)	Close of business in London on the Reporting Day for the relevant Loan.

Deadline for Lenders to report their cost of funds in accordance with Clause 13.4 (Cost of funds)	Close of business on the date falling five Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling five Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

PART III

EURO -TERM RATE LOANS

CURRENCY: Euro – Term Rate Loans.

Fallback

Cost of funds will apply as a fallback.

Definitions

Additional Business Days:	A TARGET Day.

Break Costs:

The amount (if any) by which:

(a)   the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum in that currency to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)   the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Business Day Conventions (definition of “Month” and Clause 12.2 (Non-Business Days)):	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)  subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)  if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii)   if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b)   If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Fallback Interest Period:	One week.

Market Disruption Rate:	The Term Reference Rate.

Primary Term Rate:	The euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by the European Money Markets Institute (or any other person which takes over the publication of that rate).

Quotation Day:	Two TARGET Days before the first day of the relevant Interest Period (unless market practice differs in the Relevant Market, in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).

Quotation Time:	Quotation Day 11:00 a.m. (Brussels time).

Relevant Market:	The European interbank market.

Reporting Day:	The Quotation Day.

Published Rate Contingency Period:	30 days

Interest Periods

Length of Interest Period in absence of selection (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One Month.

Periods capable of selection as Interest Periods (paragraph (b) of Clause 12.1 (Selection of Interest Periods)):	One, three and six Months.

Reporting Times

Deadline for Lenders to report market disruption in accordance with Clause 13.3 (Market disruption):	Close of business in London on the Reporting Day for the relevant Loan.

Deadline for Lenders to report their cost of funds in accordance with Clause 13.4 (Cost of funds):	Close of business on the date falling two Business Days after the Reporting Day for the relevant Loan (or, if earlier, on the date falling two Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Loan).

SCHEDULE 16

DAILY NON-CUMULATIVE COMPOUNDED RFR RATE

The “Daily Non-Cumulative Compounded RFR Rate” for any RFR Banking Day “i” during an Interest Period for a Compounded Rate Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below:

where:

“UCCDRi” means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day “i”;

“UCCDRi-1” means, in relation to that RFR Banking Day “i”, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;

“ni” means the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and

the “Unannualised Cumulative Compounded Daily Rate” for any RFR Banking Day (the “Cumulated RFR Banking Day”) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose):

where:

“ACCDR” means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;

“tni” means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;

“Cumulation Period” means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day;

“dcc” has the meaning given to that term above; and

the “Annualised Cumulative Compounded Daily Rate” for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to the same number of decimal places as the applicable Daily Rate) calculated as set out below:

where:

“d0” means the number of RFR Banking Days in the Cumulation Period;

“Cumulation Period” has the meaning given to that term above;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period;

“DailyRatei-LP” means, for any RFR Banking Day “i” in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i” in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” has the meaning given to that term above; and

“tni” has the meaning given to that term above.

SCHEDULE 17

CUMULATIVE COMPOUNDED RFR RATE

The “Cumulative Compounded RFR Rate” for any Interest Period for a Compounded Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of “Annualised Cumulative Compounded Daily Rate” in Schedule 16 (Daily Non-Cumulative Compounded RFR Rate) calculated as set out below:

where:

“d0” means the number of RFR Banking Days during the Interest Period;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period;

“DailyRatei-LP” means for any RFR Banking Day “i” during the Interest Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i”, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and

“d” means the number of calendar days during that Interest Period.

EXECUTION

The Borrower

AKZO NOBEL N.V.

	/s/ [***]	/s/[***]
Name:	[***]	[***]
Title:	Authorised person	Authorised person

For administrative matters:

Address:	Christiaan Neefestraat 9
1077 WW Amsterdam
The Netherlands

Attention:	Corporate Legal

E-mail:	[***]

The Coordinator
CITIBANK, N.A., LONDON BRANCH

/s/ [***]
Name:	[***]
Title:	Director

The Bookrunners and Mandated Lead Arrangers
CITIBANK,N.A., LONDON BRANCH

/s/ [***]
Name:	[***]
Title:	Director

BANCO SANTANDER, S.A

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Executive Director

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

/s/ [***]
Name:	[***]
Title:	Director

BNP PARIBAS S.A., NETHERLANDS BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Managing Director	Head Corporate Coverage

DEUTSCHE BANK LUXEMBOURG S.A.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Authorized Signatory	Authorized Signatory

HSBC CONTINENTAL EUROPE

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director, HSBC The Netherlands	Head GNB NL

ING BANK N.V.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Proxyholder	Proxyholder

MORGAN STANLEY BANK AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Authorized Signatory

The Mandated Lead Arrangers
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

/s/ [***]
Name:	[***]
Title:	Country Head of UK and Europe

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Head of GTB UK

BARCLAYS BANK PLC

/s/ [***]
Name:	[***]
Title:	Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A., AMSTERDAM BRANCH

/s/ [***]
Name:	[***]
Title:	General Manager

J.P. MORGAN SE

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Head of Corporate Banking Netherlands	Vice President – GCB Netherlands

NATWEST MARKETS N.V.

/s/ [***]
Name:	[***]
Title:	Managing Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Authorised signatory	Authorised signatory

SMBC BANK EU AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director	Executive Director

SOCIÉTÉ GÉNÉRALE, AMSTERDAM BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Relationship Manager	Societe Generale Netherlands CEO

STANDARD CHARTERED BANK AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	CEO Sweden

The Oringal Lenders
BANCO SANTANDER, S.A.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Executive Director

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

/s/ [***]
Name:	[***]
Title:	Director

BNP PARIBAS S.A., NETHERLANDS BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Managing Director	Head Corporate Coverage

CITIBANK EUROPE PLC

/s/ [***]
Name:	[***]
Title:	Managing Director

DEUTSCHE BANK LUXEMBOURG S.A

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Authorized Signatory	Authorized Signatory

HSBC CONTINENTAL EUROPE

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director, HSBC The Netherlands	Head GNB NL

ING BANK N.V.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Proxyholder	Proxyholder

MORGAN STANLEY BANK AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Authorized Signatory

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

/s/ [***]
Name:	[***]
Title:	Country Head of UK and Europe

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Head of GTB UK

BARCLAYS BANK PLC

/s/ [***]
Name:	[***]
Title:	Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A., AMSTERDAM BRANCH

/s/ [***]
Name:	[***]
Title:	General Manager

JPMORGAN CHASE BANK, N.A., LONDON BRANCH

/s/ [***]
Name:	[***]
Title:	Executive Director

NATWEST MARKETS N.V.

/s/ [***]
Name:	[***]
Title:	Managing Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Authorised signatory	Authorised signatory

SMBC BANK EU AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director	Executive Director

170

SOCIÉTÉ GÉNÉRALE, AMSTERDAM BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Relationship Manager	Societe Generale Netherlands CEO

STANDARD CHARTERED BANK AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	CEO Sweden

The Swingline Lenders

BANCO SANTANDER, S.A.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Executive Director

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

/s/ [***]
Name:	[***]
Title:	Director

BNP PARIBAS S.A., NETHERLANDS BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Managing Director	Head Corporate Coverage

CITIBANK, N.A.

/s/ [***]
Name:	[***]
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Managing Director	Vice President

HSBC CONTINENTAL EUROPE

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director, HSBC The Netherlands	Head GNB NL

ING BANK N.V.

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Proxyholder	Proxyholder

MORGAN STANLEY BANK AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Authorized Signatory

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

/s/ [***]
Name:	[***]
Title:	Country Head of UK and Europe

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Executive Director	Head of GTB UK

BARCLAYS BANK PLC

/s/ [***]
Name:	[***]
Title:	Vice President

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A. AMSTERDAM BRANCH

/s/ [***]
Name:	[***]
Title:	General Manager

JPMORGAN CHASE BANK, N.A.

/s/ [***]
Name:	[***]
Title:	Executive Director

NATWEST MARKETS N.V.

/s/ [***]
Name:	[***]
Title:	Managing Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Authorised signatory	Authorised signatory

SMBC BANK EU AG

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Director	Executive Director

SOCIÉTÉ GÉNÉRALE, AMSTERDAM BRANCH

	/s/ [***]	/s/ [***]
Name:	[***]	[***]
Title:	Relationship Manager	Societe Generale Netherlands CEO

STANDARD CHARTERED BANK

/s/ [***]
Name:	[***]
Title:	Executive Director, Financing Solutions

The Facility Agent and the Swingline Agent

NATIONAL WESTMINSTER BANK PLC

/s/ Sandra Dunphy
Name:	Sandra Dunphy
Title:	Agency Relationship Manager

For administrative matters:

Address:	250 Bishopsgate, London EC2M 4AA

Attention:	Lending Operations

E-mail:	[***]